As filed with the Securities and Exchange Commission on June 6, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2012 – March 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The views in this report were those of Absolute Strategies Fund and Absolute Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of March 31, 2013, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index or average.

Absolute Opportunities Fund, Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

Dear Shareholder,

We are pleased to present the annual report for the Absolute Strategies Fund (the “Fund”) for the 12 months ended March 31, 2013.  The Fund (Institutional Shares) returned 1.35% for the twelve months ended March 31, 2013, versus 13.96% for the S&P 500 Index (“S&P 500”) and 3.50% for the HFRX Global Hedge Fund Index.  Notably, the Fund’s performance was achieved without taking meaningful directional market risk and the Fund’s overall net exposure was held to modest levels throughout the past year.  From inception through March 31, the Fund’s beta was 0.19, (beta measures the Fund’s sensitivity to the S&P 500) demonstrating that Fund returns were largely independent of this market index.

As of March 31, 2013, 1-year, 5-year and since inception (July 27, 2005) annualized performance for the Fund (Institutional Shares) was 1.35%, 2.79% and 3.04%, respectively.  Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  For performance current to the most recent month-end, call the Fund at (888) 992-2765.  As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.58% for Institutional Shares.  Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ratio (net) would be 1.73% for Institutional Shares.  Returns included the reinvestments of dividends and capital gains.

The Fund’s allocations and performance can be viewed across multiple dimensions.  Overall holdings of the Fund, aggregated across sub-adviser strategies, are diversified across a wide range of industries and asset classes. As such, it is difficult to attribute performance to any small group of securities.  The Fund held over 1,200 securities, including both long and short equities, fixed income, ETFs, options, swaps, cash and short-term investments, and financial futures contracts.  Detailed positioning can be found in the schedule of investments section of this annual report.

We, as the Fund’s adviser, currently allocate assets to eleven sub-advisers (managers) that utilize twelve strategies.  As of March 31, 2013, we allocated approximately 97% of the Fund’s assets; the remaining 3% was held in cash for future allocations and rebalancing.  Of the sub-advisers who received asset allocations, the largest allocation to a single manager strategy was approximately 16%; the smallest was roughly 1%.  We view each manager strategy as an independent risk/return profile as opposed to designating categories, benchmarks or buckets.  The following list provides insight into the more concentrated nature of our allocations where we currently have our largest single strategy allocations.  The strategies below (listed alphabetically by manager) had an allocation between 8% - 16% as of March 31:

Kovitz Investment Group – Fundamental Long/Short Equity
Longhorn Capital Partners – Global Long/Short Equity
Metropolitan West Asset Management – Distressed Debt
Mohican Financial Management – Convertible Arbitrage
St. James Investment Company – Concentrated Equity
Yacktman Asset Management – Concentrated Equity

The Fund’s beta (sensitivity) to the S&P 500 continues to remain very low during the latest run-up in asset prices.  Our performance can be explained by the Fund’s overall positioning, which has become much more strategic and conservative as markets have appeared more speculative and momentum driven.  As such, our beta and volatility have been much lower than normal.  This is to be expected given the Fund’s desire to preserve capital and our managers’ willingness to change their exposures from “aggressive” to “conservative” as the price of risk changes. While the performance for any one month or even a few quarters may appear “disappointing,” investors with reasonable and rational time horizons will understand the Fund’s ability to provide a unique risk/return profile that does not rely on beta-driven, correlated asset allocation strategies.  In order to provide diversification to an overall portfolio in today’s momentum-fueled markets, one cannot be investing in the same things as everyone else.  You have to be doing something different.  As a result, overall returns and performance from the Fund may come at different times and intervals than other parts of a portfolio.  This is the definition of diversification.

1                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

We remain pleased with the Fund’s performance over the long term.  The Fund’s overall positioning is relatively unchanged and remains well hedged and defensive.  We continue to believe the Fund is positioned correctly through both long and short positions; however, we have become frustrated with the lack of concern markets have with deteriorating global fundamentals.  Yet we are concerned about deteriorating global fundamentals, and our concern is reflected in the Fund’s long vs. short equity performance.  Generally speaking, our long equity exposure was tilted toward domestic U.S. securities, had solid fundamentals, but underperformed global markets in 2012.  Our short equity exposure on the other hand had a meaningful bias in financial and cyclical companies with sensitivity to Europe and China.  These securities rallied strongly in 2012 on the belief that the European Central Bank (ECB) has solved the risk of a banking crisis despite deteriorating fundamentals and no real resolution.  The gap between price and fundamentals has widened which only strengthens our optimism.

Why so much Stimulus For So Little Growth?

As we assess the overall investing climate, we find it very difficult to ignore the overwhelming influence of global policy makers and central banks on financial markets.  We also wonder why the influence being exerted is not providing any meaningful or sustained growth in the real economy.  Why does the economy need so much stimulus and quantitative easing (QE) for so little growth? Such a simple question; yet investors couldn’t be happier with all the QE they are pricing in without ever wondering why.

We continue to be amazed by the willingness of many investors to place the management of their life savings and financial future (or fiduciary duty) into the hands of the worlds’ central bankers without ever asking why.  Over the past 12-18 months, a wide range of economic data and corporate sales/earnings throughout the U.S., Europe and Asia has come in far below investor expectations.  Investors’ faith in the magic of central bankers has pushed equity and credit markets to new highs in what appears to be an historic reach for yield based almost entirely on sentiment.  While it would be tempting to look back in hindsight and wish we had taken on more exposure, we would have done so by ignoring a deteriorating fundamental picture, wandering from our investment process and holding our noses.  In the words of one of our sub-advisers, “we clearly do not see what the market sees.”  But that’s now in the past and has no impact on how money should be managed going forward.

Our current defensive approach continues to follow the idea that we are nowhere near the path toward a “more normal” financial and economic environment.  The right path in our mind is capitalism, where the real threat of failure helps to ensure efficient use of scarce capital and adequate returns on that capital.  What we have experienced over the past decade-plus is too much cheap capital and centrally planned attempts to limit failure and recession.  Policy makers’ contrived efforts to engineer growth and throw good money after bad has resulted in a highly cyclical and correlated global economy with large boom/bust tendencies.  Investors’ willingness to return to the punchbowl and bid up asset prices on cyclical, unsustainable profits only adds to the grand speculative environment. We believe investor faith in the Federal Reserve is wildly misplaced and belief in the Fed’s premise is merely an excuse for speculation.  As a reminder, transcripts from FOMC meetings in 2007 showed that these same policy makers believed the problems in housing and banking were isolated and unlikely to damage the economy.  We disagreed with them back then too even as faith pushed the equity market to record highs throughout 2007; enthusiasm over market performance proved to be foolish and irrelevant.

Alongside a global economy that has been artificially driven by continuous stimulus, deficit spending and a lack of savings, long-term valuation metrics in both equity and credit markets leave little for investors to look forward to.  A fully invested portfolio is “locked-in” to a very disappointing long-term expected return even if the economy returns to past growth rates.  Market participants appear to be confusing cyclicality with long term growth and sustainability.  Corporate profits have benefited greatly from aforementioned artificial drivers as well as cost cutting and generous accounting methods. This has boosted profit margins to levels well beyond prior historical records.  Profit margins ranged consistently between 4% and 8% for more than 50 years with a historical average of 6%, but have recently spiked to 10% (Sources: GMO, Bloomberg).  Many of the tailwinds responsible for this spike, including deficit spending, record low interest rates, and a lack of savings, are simply unsustainable.  A reasonable reversion of profit margins to the downside, even if simply to historical highs, is likely to result in a decline in overall corporate earnings and a vastly overvalued equity market.

2                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

Look back at our lead question of why so much stimulus for so little growth. One has to consider the scary reality that our economy has been inflated by deficit spending and successive massive stimulus endeavors over the past decade and it has been concealing large structural weaknesses. In 1998, a simple 75 bps Fed rate cut helped to mitigate the risks from the collapse of Long Term Capital Management (a small hedge fund in today’s world) and ignited an equity bubble. Throughout the 2000s, rate cuts and tax cuts along with government spending ignited a housing bubble.  Following the 2008 collapse, massive global stimulus, led by China, along with QE I and QE II provided an enormous cyclical profit and commodity boost and helped energize financial markets.  We are now faced with sustained $1 trillion in Fed QE, along with additional global QE and deficit spending in attempt to maintain 1-2% GDP growth in the US, sub-par growth in China, and a recession in Europe.  Market participants are clearly looking for more.  If there aren’t enough stimuli available this time around, it will only be a matter of time until the structural weaknesses are revealed. Given the cracks and political pressures surfacing in Europe and Asia, time and resources may be limited.

This premise is also highly aligned with long term valuation metrics, including the Shiller cyclically-adjusted PE (CAPE), market capitalization to GDP, and price to sales.  Prior to the late 1990s many of these metrics peaked at levels far below where they stand today.  It’s difficult to imagine that prior to the late 1990s, the price to sales ratio on the S&P 500 was around 1.0 at market highs or under 0.4 in 1982 as opposed to 1.45 in today (Source: Bloomberg).  Stock market capitalization to GDP has never been higher than it is now at over 100% as opposed to just 30% in 1982 (Source: Ned Davis Research). Additionally, profit margins on the S&P 500 hovered around 4% in the early 1980s, leaving plenty of upside for corporate earnings.  For those reluctant to do the math, 4% profit margins or 1982 valuations would place the current S&P 500 at an unimaginable level (under 500). It may be very difficult for most investors to digest that valuations can revert back to historical lows. But those lows in 1982 were the starting point for valuations and profit margins that attributed so much to investor success, experience and future expectations for the past 30 years.  Investors need to acknowledge that the basic arithmetic today is the inverse of 1982, and simple math will prevent them from earning reasonable returns on most of their investments even if a recession or crisis is averted. The equity market may go up more in the short term, but that will only further weaken future returns.

Historical valuations, normalized profit margins, and “organic” global GDP are all likely below current levels; this is the antithesis of early 2009. With bonds selling well above par, yields at all-time lows and equities priced for very low expected returns, it’s hard for us to imagine a diversified portfolio earning anything north of 3-5% long term annually at best. In fact, there may not be a worse time in the history of asset allocation to be locked-in to a traditional balanced portfolio.  More notably, a correlated directional portfolio cannot alter that long term prognosis unless it has new money with which to buy.  Much like the past decade, investor excitement for market performance is likely to be driven by the recovery of losses.  As such, we believe this is the time to be allocating more heavily to strategies that can vary their capital at risk and help protect against downside risk.

As a reminder, our Fund is designed to help compound and preserve wealth over a full market cycle, not to provide returns directly correlated to financial markets.  Our portfolio positioning remains largely the same; we are finding pockets of opportunities both long and short, mostly in global equities.  The Fund’s NAV remains near its all-time high even with a defensive posture and an incredibly frustrating environment; a straight up equity market and an incredibly tight credit market is one of the most difficult environments for our strategy.  However, our optimism for future performance rises along with the gap between the market and fundamentals.  We cannot help but feel investors are nearing a “last hurrah” through their incredible experiences with equities, credit and moral hazard built up over several decades; every knob has been turned and every lever has been pulled.  There will be a time when others will be forced to sell into a highly illiquid equity and credit market.  Buyers will be quite scarce.  We plan on being one of them.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

3                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

Dear Shareholder,

We are pleased to present the annual report for the Absolute Opportunities Fund (the “Fund”) for the year ended March 31, 2013.  For new investors, the Fund was created as a complement to the Absolute Strategies Fund to capture a variety of investment opportunities and market inefficiencies. The Fund currently utilizes four managers with highly flexible investment strategies and thus, is intended to have a more concentrated, idiosyncratic risk profile than the Strategies Fund.  Many of the Fund’s positions are catalyst or event driven and at times may include highly contrarian investments.  As such, the Fund is not intended to perform in line with other asset classes and it may not have return or risk drivers that correlate strongly with moves in the equity and bond markets.  Due to the limited number of managers, the exposures of one or two managers can drive Fund performance; the Fund was designed with this intention.

The Fund returned 0.34% over the 12 months ended March 31 versus 13.96% for the S&P 500 and 3.50% for the HFRX Global Hedge Fund Index.  The Fund’s performance was generated without taking on significant market risks and with low net exposure to broader equity and credit markets.  Since inception (October 21, 2008), the Fund’s volatility has been roughly one-fourth that of the S&P 500 and the Fund’s beta to the S&P has been 0.14, (beta measures the Fund’s sensitivity to the market index).

As of March 31, 2013, 1-year and since inception annualized performance for the Fund was 0.34% and 6.15%, respectively.  Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  For performance current to the most recent month-end, call the Fund at (888) 992-2765.  As stated in the current prospectus, the Fund’s total annual operating expense ration (gross) is 3.58%.  Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ratio (net) would be 2.97%.  However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2013.  Returns include the reinvestments of dividends and capital gains.

While the Fund performed strongly from inception in 2008 through 2011, handily outperforming the HFRX Global Hedge Fund Index and keeping pace with global equity indices, it has lagged both the equity markets and general hedge fund indices since the beginning of 2012.  Given the Fund’s more concentrated, idiosyncratic approach, periods of such performance are not unexpected: we allocate to specific manager strategies and there is a risk that certain strategies may not perform well over short periods of time.  This is especially true during momentum-driven market environments when the Fund’s investment risks may be very different from general market risks.  Obviously market risk has been well rewarded lately while contrarian strategy risk has not…at least for now.

This Fund’s performance drivers can be broken down quite easily by manager performance.  Of the managers with allocations for most of the past year, three of the strategies (Kingstown, Pine Cobble, and Sable) performed well and in line with expectations.  The other two strategies (Green Eagle and Semaphore) had negative years and were a drag on the performance of the overall Fund.

Semaphore’s strategy underwent a difficult time last year largely due to the underperformance of their short positions.  Semaphore was removed from the Fund in the first quarter of 2013.

Green Eagle’s performance can be explained by an incredibly difficult market environment for their strategy, shorting credit.  We have stated in previous commentaries that short-biased credit positions currently offer tremendous positive asymmetry for a portfolio.  However, a short-term performance drag should be expected when yield-starved investors continue to pour money into ‘unmanaged’ bond funds and ETFs as this helps to drive up bond prices and to cause corporate credit spreads to tighten further.  Some hedge fund managers are now even employing greater amounts of long leverage as a means to enhance return in this low yield environment.

4                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

We find this reach for yield alarming. According to Citibank Research, asset levels in U.S. credit mutual funds and ETFs are approaching $900 billion while the amount of dealer credit inventory has plummeted to the lowest levels in a decade (under $100 billion). CLO’s and covenant-lite loan issuance are back to 2007-like levels while junk bond issuance hit record levels in 2012, (near $360 billion), while yields reached record lows (Bloomberg).  These are not figures normally associated with dramatic buying opportunities.  In fact, we continue to believe a concentrated portfolio of short credit positions may offer one of the most asymmetric opportunities available in markets today for investors seeking diversificaton. While timing such investments can be a bit complex, these are the opportunities the Fund seeks.  It is hard to imagine much long-term upside in fixed income returns and, at some point, credit returns can turn sharply negative in light of low current yields.  Given that overall corporate top-line revenue growth is non-existent and profit growth has turned negative for many companies, operating margins are now under pressure.  Through Green Eagle, the Fund continues to hold a sizable allocation to concentrated short exposure in the corporate debt of companies in retailing, transportation and leisure -- industries where both margins and price pressure could become intense and investment exposures could benefit the Fund.

The other sub-adviser strategies have performed quite well and have been able to profit from concentrated, idiosyncratic opportunities.  Currently, the Fund overall sees few broad opportunities in the current environment that are not exposed to significant price or market risk.  As such, we continue to focus our allocations on concentrated special situation and event-driven sub-advisers.  Even though the benefits of broad market dislocations are absent, our managers are very picky and pursuing various single-name opportunities that are attractively valued.

We are actively researching new sub-advisers who do not rely solely on market returns for performance, and we are optimistic regarding the potential impact new sub-advisers could have on the Fund’s long-term performance.  For that reason we may hire a new sub-adviser in the near future. We will also remain cognizant of the mix and balance of the different strategies and the impact of having too much concentrated long or short exposure.

As has been written in previous commentaries, we continue to believe that attempts to “engineer” markets and economies simply foster a greater boom-bust cycle that eventually breaks from exhaustion. Most market participants welcome contrived attempts to inflate markets and are panicked with earning slightly more than cash.  It’s as if losing money and the risk of loss has been completely removed from the risk management equation.  While we believe our Fund’s recent performance could be better, it is only really notable from the viewpoint of an equity investor who has forgotten what their loss experience can be like in other investments.  We continue to believe the Fund is well positioned for the long-term and, as designed, offers an idiosyncratic, asymmetric investment for a diversified portfolio.

What might history say of today’s investor eagerness to earn an expected 3-5% annual return in high yield and equity investments that have the potential of losing 50% or more?  Our response: unbelievable.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

5                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2013

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

6                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2013

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.28% and 2.66%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratios would be 1.73% and 2.11% for Institutional Shares and R Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

7                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2013

ThThe following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index ("S&P 500") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.
The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 3.43%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio would be 3.00%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

8                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
MARCH 31, 2013

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	41.0%
Asset Backed Obligations	7.1%
Corporate Convertible Bonds	20.0%
Corporate Non-Convertible Bonds	2.3%
Exchange Trade Note	0.0%
Foreign Government Bonds	0.0%
Interest Only Bonds	0.1%
Municipal Bonds	0.3%
Syndicated Loans	0.1%
U.S. Government & Agency Obligations	3.1%
Rights	0.0%
Investment Companies	9.2%
Short-Term Investments	0.2%
Purchased Options	2.0%
Short Positions
Equity Securities	-33.1%
Investment Companies	-1.0%
Written Options	-1.0%
Other Assets & Liabilities, Net*	49.7%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 38.7% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	22.1%	21.2%
Consumer Staples	16.1%	6.4%
Energy	4.2%	3.2%
Financial	21.0%	25.5%
Healthcare	11.2%	7.6%
Industrial	5.8%	17.4%
Information Technology	9.0%	9.9%
Materials	2.5%	4.8%
Telecommunication Services	6.2%	3.3%
Utilities	1.9%	0.7%
	100.0%	100.0%
AFA

9                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Shares	Security Description	Value

Long Positions - 85.4%
Equity Securities - 41.0%
Common Stock - 38.7%

Consumer Discretionary - 8.9%

64,800	Aaron's, Inc.	$1,858,464
27,500	American Eagle Outfitters, Inc.	514,250
27,400	ANN, Inc. (a)	795,148
168,135	Apollo Group, Inc., Class A (a)	2,923,868
299,532	Bed Bath & Beyond, Inc. (a)	19,295,851
41,037	Biglari Holdings, Inc. (a)	15,314,598
36,500	Capella Education Co. (a)	1,136,610
671,200	CarMax, Inc. (a)	27,989,040
55,700	Cash America International, Inc.	2,922,579
19,400	Chemed Corp.	1,551,612
45,000	Chico's FAS, Inc.	756,000
283,000	Coach, Inc.	14,147,170
80,800	CTC Media, Inc.	952,632
638,936	CVS Caremark Corp. (b)(c)	35,135,091
25,900	Destination Maternity Corp.	606,060
14,300	Dick's Sporting Goods, Inc.	676,390
6,700	Dillard's, Inc., Class A	526,285
13,600	DIRECTV (a)	769,896
18,200	DISH Network Corp., Class A	689,780
12,500	Equifax, Inc.	719,875
38,041	Federal-Mogul Corp. (a)	229,387
17,400	Foot Locker, Inc.	595,776
156,386	Ford Motor Co. (b)(c)	2,056,476
52,700	GameStop Corp., Class A	1,474,019
15,800	Gartner, Inc. (a)	859,678
76,079	General Motors Co. (a)	2,116,518
15,000	Gildan Activewear, Inc.	598,650
25,268	Google, Inc., Class A (a)(b)(c)	20,063,550
33,800	H&R Block, Inc.	994,396
16,800	Hanesbrands, Inc. (a)	765,408
50,100	Hot Topic, Inc.	695,388
19,500	Jarden Corp. (a)	835,575
33,300	Kirkland's, Inc. (a)	381,618
411,985	Kohl's Corp. (c)	19,004,868
12,000	L Brands, Inc.	535,920
63,414	Leapfrog Enterprises, Inc. (a)	542,824
11,000	Lear Corp.	603,570
30,000	LKQ Corp. (a)	652,800
695,900	Lowe's Cos., Inc. (b)(c)	26,388,528
15,500	Macy's, Inc.	648,520
16,800	Mattel, Inc.	735,672
42,100	National CineMedia, Inc.	664,338
25,000	Newell Rubbermaid, Inc.	652,500
17,600	Oshkosh Corp. (a)	747,824
12,400	Papa John's International, Inc. (a)	766,568
144,300	PetMed Express, Inc.	1,935,784
8,800	PetSmart, Inc.	546,480
17,000	Polaris Industries, Inc.	1,572,330
Shares	Security Description	Value
4,100	Ralph Lauren Corp.	$694,171
12,000	Reynolds American, Inc.	533,880
364,400	Robert Half International, Inc.	13,675,932
20,500	rue21, Inc. (a)	602,495
39,300	Service Corp. International	657,489
29,300	Stage Stores, Inc.	758,284
12,100	Starwood Hotels & Resorts Worldwide, Inc.	771,133
13,000	Steven Madden, Ltd. (a)	560,820
342,650	Target Corp. (b)(c)	23,454,392
21,600	The Cheesecake Factory, Inc.	833,976
12,300	The Childrens Place Retail Stores, Inc. (a)	551,286
45,200	The Corporate Executive Board Co.	2,628,832
48,454	The Gap, Inc.	1,715,272
67,629	The Goodyear Tire & Rubber Co. (a)	852,802
19,800	The Toro Co.	911,592
216,600	The Walt Disney Co. (b)(c)	12,302,880
23,800	TJX Cos., Inc.	1,112,650
25,500	Total System Services, Inc.	631,890
80,000	Toyota Industries Corp., ADR	2,931,288
11,200	Under Armour, Inc., Class A (a)	573,440
15,500	UniFirst Corp.	1,402,750
16,907	United Continental Holdings, Inc. (a)	541,193
13,000	Urban Outfitters, Inc. (a)	503,620
36,400	ValueClick, Inc. (a)	1,075,620
260,000	Viacom, Inc., Class B	16,008,200
9,600	WABCO Holdings, Inc. (a)	677,664
467,200	Walgreen Co. (b)(c)	22,276,096
225,100	Wal-Mart Stores, Inc. (b)(c)	16,844,233
16,300	Williams-Sonoma, Inc.	839,776
25,600	Wyndham Worldwide Corp.	1,650,688
		345,520,508
Consumer Staples - 6.3%
22,200	Almost Family, Inc.	453,546
26,700	Arbitron, Inc.	1,251,429
375,000	Avon Products, Inc.	7,773,750
12,000	Brown-Forman Corp., Class B	856,800
98,000	Campbell Soup Co.	4,445,280
38,500	Coca-Cola Enterprises, Inc.	1,421,420
22,000	ConAgra Foods, Inc.	787,820
14,700	Consolidated Graphics, Inc. (a)	574,770
21,000	CoreLogic, Inc. (a)	543,060
50,100	Cosan, Ltd., Class A	976,950
19,200	Deluxe Corp.	794,880
16,100	Dr. Pepper Snapple Group, Inc.	755,895
41,400	Emergent Biosolutions, Inc. (a)	578,772
10,600	FleetCor Technologies, Inc. (a)	812,702
16,800	HCA Holdings, Inc.	682,584
57,300	Hillshire Brands Co.	2,014,095
13,700	Humana, Inc.	946,807
10,200	J&J Snack Foods Corp.	784,278

See Notes to Financial Statements.                               10                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Shares	Security Description	Value

24,200	LHC Group, Inc. (a)	$520,058
48,800	Masimo Corp.	957,456
22,200	McGrath RentCorp	690,420
26,200	Meridian Bioscience, Inc.	597,884
375,000	Molson Coors Brewing Co., Class B	18,348,750
158,200	Monster Worldwide, Inc. (a)	802,074
521,000	PepsiCo, Inc. (b)(c)	41,216,310
7,600	Philip Morris International, Inc. (b)(c)	704,596
18,800	ResMed, Inc.	871,568
81,800	RPX Corp. (a)	1,154,198
124,100	Sciclone Pharmaceuticals, Inc. (a)	570,860
17,500	Sirona Dental Systems, Inc. (a)	1,290,275
1,566,000	Sysco Corp.	55,076,220
125,000	The Clorox Co.	11,066,250
580,000	The Coca-Cola Co. (b)(c)	23,455,200
12,500	The Estee Lauder Cos., Inc., Class A	800,375
7,500	The Hershey Co.	656,475
580,000	The Procter & Gamble Co. (b)(c)	44,694,800
825,000	The Western Union Co.	12,408,000
845	Therapeutics MD, Inc. (a)	1,521
12,000	Tupperware Brands Corp.	980,880
11,500	Universal Corp.	644,460
8,700	Whole Foods Market, Inc. (b)	754,725
		244,718,193

Energy - 1.4%

205,000	Apache Corp. (b)(c)	15,817,800
11,600	Cabot Oil & Gas Corp.	784,276
140,000	ConocoPhillips (b)(c)	8,414,000
11,200	Dresser-Rand Group, Inc. (a)	690,592
10,800	Ensco PLC, Class A	648,000
23,100	Gulf Island Fabrication, Inc.	486,486
10,700	Helmerich & Payne, Inc.	649,490
10,000	HollyFrontier Corp.	514,500
20,800	Marathon Oil Corp.	701,376
23,300	Marathon Petroleum Corp.	2,087,680
49,700	Matrix Service Co. (a)	740,530
11,400	Murphy Oil Corp.	726,522
34,800	Oceaneering International, Inc.	2,311,068
48,100	Patterson-UTI Energy, Inc.	1,146,704
9,000	Range Resources Corp.	729,360
49,900	RPC, Inc.	756,983
400,000	Spectra Energy Corp.	12,300,000
17,800	Suncor Energy, Inc.	534,178
18,000	The Williams Cos., Inc. (b)(c)	674,280
143,000	Vaalco Energy, Inc. (a)	1,085,370
20,800	Valero Energy Corp.	946,192
17,600	Western Refining, Inc.	623,216
		53,368,603

Financial - 7.6%

4,800	Affiliated Managers Group, Inc. (a)	737,136
5,400	Allied World Assurance Co. Holdings AG	500,688

Shares	Security Description	Value

284,500	American Express Co. (b)(c)	$19,192,370
545,200	American International Group, Inc. (a)	21,164,664
8,700	American Tower Corp. REIT	669,204
63,100	Aon PLC	3,880,650
22,000	Apartment Investment & Management Co., Class A REIT	674,520
447,000	Bancorp, Inc. (a)	6,190,950
1,643,401	Bank of America Corp. (b)(c)	20,016,624
144	Berkshire Hathaway, Inc., Class A (a)	22,504,320
262,600	Berkshire Hathaway, Inc., Class B (a)(b)(c)	27,362,920
12,680	Blackstone Group LP	250,810
90,000	CapitalSource, Inc.	865,800
28,300	Cardinal Financial Corp.	514,494
60,800	CBOE Holdings, Inc.	2,245,952
19,900	City Holding Co.	791,821
27,700	Equity Lifestyle Properties, Inc. REIT	2,127,360
16,500	Extra Space Storage, Inc., REIT	647,955
470	Fairfax Financial Holdings, Ltd.	183,836
33,000	Federated Investors, Inc., Class B	781,110
122,728	Fifth Third Bancorp	2,001,694
108,330	Franklin Resources, Inc.	16,337,247
12,500	Greenhill & Co., Inc.	667,250
22,300	Highwoods Properties, Inc. REIT	882,411
214,100	Huntington Bancshares, Inc.	1,582,199
38,700	International Bancshares Corp.	804,960
42,264	Janus Capital Group, Inc.	397,281
6,700	Jones Lang LaSalle, Inc.	666,047
146,700	KeyCorp	1,461,132
16,906	Legg Mason, Inc.	543,528
648,000	Leucadia National Corp.	17,774,640
17,500	MarketAxess Holdings, Inc.	652,750
39,600	MB Financial, Inc.	957,132
42,267	MGIC Investment Corp. (a)	209,222
17,000	Morningstar, Inc.	1,188,640
55,900	Netspend Holdings, Inc. (a)	888,251
350,000	Paychex, Inc.	12,274,500
650,000	People's United Financial, Inc.	8,736,000
5,700	Public Storage REIT	868,224
11,800	Regency Centers Corp. REIT	624,338
18,200	RenaissanceRe Holdings, Ltd.	1,674,218
200,000	Resource America, Inc., Class A	1,992,000
25,500	SunTrust Banks, Inc.	734,655
19,400	SVB Financial Group (a)	1,376,236
16,300	T. Rowe Price Group, Inc.	1,220,381
25,200	Taubman Centers, Inc. REIT	1,957,032
589,600	The Bank of New York Mellon Corp. (b)(c)	16,502,904
87,800	The Goldman Sachs Group, Inc. (b)(c)	12,919,770
72,500	The Travelers Cos., Inc.	6,103,775
87,000	Umpqua Holdings Corp.	1,153,620
10,600	Ventas, Inc. REIT	775,920
79,500	Washington Federal, Inc.	1,391,250

See Notes to Financial Statements.                               11                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Shares	Security Description	Value

907,916	Wells Fargo & Co. (b)(c)	$33,583,813
300,000	WR Berkley Corp.	13,311,000
		295,517,204

Healthcare - 4.3%

223,000	Abbott Laboratories	7,876,360
15,000	Aetna, Inc.	766,800
4,800	Alexion Pharmaceuticals, Inc. (a)	442,272
32,200	AmerisourceBergen Corp.	1,656,690
368,150	Becton Dickinson and Co.	35,198,821
4,300	Biogen Idec, Inc. (a)	829,513
264,400	Boston Scientific Corp. (a)	2,064,964
18,500	Charles River Laboratories International, Inc. (a)	818,995
12,900	Covidien PLC	875,136
155,000	CR Bard, Inc.	15,620,900
12,900	Cubist Pharmaceuticals, Inc. (a)	603,978
7,700	Henry Schein, Inc. (a)	712,635
403,600	Johnson & Johnson (b)(c)	32,905,508
17,500	Magellan Health Services, Inc. (a)	832,475
11,800	McKesson Corp.	1,273,928
21,900	Medifast, Inc. (a)	501,948
250,000	Medtronic, Inc. (b)(c)	11,740,000
22,800	Mylan, Inc. (a)	659,832
42,200	Myriad Genetics, Inc. (a)	1,071,880
215,000	Novartis AG, ADR	15,316,600
17,100	Patterson Cos., Inc.	650,484
282,500	PDL BioPharma, Inc.	2,065,075
300,000	Pfizer, Inc. (b)(c)	8,658,000
25,000	Quest Diagnostics, Inc.	1,411,250
12,500	STERIS Corp.	520,125
220,000	Stryker Corp.	14,352,800
8,700	Teleflex, Inc.	735,237
19,100	Thoratec Corp. (a)	716,250
35,700	Triple-S Management Corp., Class B(a)	621,894
37,900	United Therapeutics Corp. (a)	2,306,973
74,000	Warner Chilcott PLC, Class A	1,002,700
60,000	WellPoint, Inc.	3,973,800
		168,783,823

Industrial - 2.4%
31,100	Advanced Energy Industries, Inc. (a)	569,130
15,600	Agilent Technologies, Inc.	654,732
29,100	Alliant Techsystems, Inc.	2,107,713
62,700	Benchmark Electronics, Inc. (a)	1,129,854
164,852	Canadian Solar, Inc. (a)	570,388
10,900	Carlisle Cos., Inc.	738,911
80,000	CH Robinson Worldwide, Inc.	4,756,800
7,200	Copa Holdings SA, Class A	861,192
40,800	Covanta Holding Corp.	822,120
67,622	Delta Air Lines, Inc. (a)	1,116,439
52,900	EMCOR Group, Inc.	2,242,431
51,100	Exelis, Inc.	556,479

Shares	Security Description	Value

454,000	Expeditors International of Washington, Inc.	$16,212,340
3,800	Flowserve Corp.	637,298
13,900	Fluor Corp.	921,987
42,000	Gentex Corp.	840,420
13,200	Graco, Inc.	765,996
38,100	Harsco Corp.	943,737
132,400	Heartland Express, Inc.	1,766,216
8,000	Hubbell, Inc., Class B	776,880
27,300	Huntington Ingalls Industries, Inc.	1,455,909
13,200	Ingersoll-Rand PLC	726,132
25,500	ITT Corp.	724,965
32,000	Kaydon Corp.	818,560
17,600	L-3 Communications Holdings, Inc.	1,424,192
21,200	Lennox International, Inc.	1,345,988
28,100	Louisiana-Pacific Corp. (a)	606,960
36,000	Masco Corp.	729,000
19,500	MasTec, Inc. (a)	568,425
16,500	Mine Safety Appliances Co.	818,730
15,000	Mueller Industries, Inc.	799,350
28,400	MYR Group, Inc. (a)	697,504
11,200	Northrop Grumman Corp.	785,680
45,400	Packaging Corp. of America	2,037,098
18,000	Raytheon Co. (b)(c)	1,058,220
35,768	Rock-Tenn Co., Class A	3,318,913
10,200	Sturm Ruger & Co., Inc.	517,446
164,800	The Boeing Co. (b)(c)	14,148,080
15,200	Triumph Group, Inc.	1,193,200
98,050	United Parcel Service, Inc., Class B (b)(c)	8,422,495
28,400	URS Corp.	1,346,444
29,200	US Ecology, Inc.	775,260
4,500	Valmont Industries, Inc.	707,715
40,700	Vishay Intertechnology, Inc. (a)	553,927
200,000	Xylem, Inc.	5,512,000
23,200	Zebra Technologies Corp., Class A (a)	1,093,416
		91,176,672

Information Technology - 3.6%

210,600	Accenture PLC, Class A (b)(c)	15,999,282
14,500	ACI Worldwide, Inc. (a)	708,470
4,400	Alliance Data Systems Corp. (a)	712,316
53,966	Apple, Inc. (b)(c)	23,886,971
29,300	Aspen Technology, Inc. (a)	946,097
233,400	Automatic Data Processing, Inc.	15,175,668
36,500	BMC Software, Inc. (a)	1,691,045
13,500	CACI International, Inc., Class A (a)	781,245
40,800	Cadence Design Systems, Inc. (a)	568,344
19,500	Computer Programs and Systems, Inc.	1,055,145
340,000	Corning, Inc.	4,532,200
40,100	CSG Systems International, Inc. (a)	849,719
63,394	Cypress Semiconductor Corp.	699,236
330,000	Dell, Inc. (b)(c)	4,728,900

See Notes to Financial Statements.                               12                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Shares	Security Description		Value
10,500	DST Systems, Inc.		$748,335
102,400	Electronic Arts, Inc. (a)		1,812,480
8,000	Fiserv, Inc. (a)		702,640
14,000	Harris Corp.		648,760
180,000	Hewlett-Packard Co. (b)(c)		4,291,200
43,600	Intuit, Inc.		2,862,340
24,800	j2 Global, Inc.		972,408
15,500	Jack Henry & Associates, Inc.		716,255
60,900	Kulicke & Soffa Industries, Inc. (a)		704,004
84,300	LSI Corp. (a)		571,554
17,800	Manhattan Associates, Inc. (a)		1,322,362
1,414,896	Microsoft Corp. (b)(c)		40,480,174
38,000	Monotype Imaging Holdings, Inc.		902,500
11,900	MTS Systems Corp.		691,985
21,600	NCR Corp. (a)		595,296
23,000	Netscout Systems, Inc. (a)		565,110
244,900	PMC - Sierra, Inc. (a)		1,662,871
32,000	QUALCOMM, Inc. (b)(c)		2,142,400
120,000	Research In Motion, Ltd. (a)		1,734,000
16,400	Seagate Technology PLC		599,584
77,600	SEI Investments Co.		2,238,760
12,200	Solera Holdings, Inc.		711,626
33,100	Unisys Corp. (a)		753,025
94,700	United Online, Inc.		571,041
			141,335,348

Materials - 1.0%

14,100	Agrium, Inc.		1,374,750
65,000	Alcoa, Inc.		553,800
21,134	Barrick Gold Corp.		621,340
86,100	Boise, Inc.		745,626
6,900	CF Industries Holdings, Inc.		1,313,553
16,900	Clearwater Paper Corp. (a)		890,461
67,631	Cliffs Natural Resources, Inc.		1,285,665
8,700	Domtar Corp.		675,294
10,400	Eastman Chemical Co.		726,648
100,000	Franco-Nevada Corp.		4,559,000
25,800	LyondellBasell Industries NV, Class A		1,632,882
50,400	Minerals Technologies, Inc.		2,092,104
9,300	Monsanto Co. (b)(c)		982,359
348,453	Newmont Mining Corp.		14,596,696
84,535	Novagold Resources, Inc. (a)		306,862
5,100	PPG Industries, Inc.		683,094
25,100	RPM International, Inc.		792,658
20,600	Schweitzer-Mauduit International, Inc.		797,838
18,000	Sensient Technologies Corp.		703,620
28,600	Sigma-Aldrich Corp.		2,221,648
			37,555,898

Telecommunication Services - 2.5%

13,000	AMC Networks, Inc., Class A (a)		821,340
60,200	Amdocs, Ltd.		2,182,250
35,800	Arris Group, Inc. (a)		614,686
25,600	BCE, Inc.		1,195,264

Shares	Security Description		Value
28,000	Blue Nile, Inc. (a)		$964,600
77,400	Cbeyond, Inc. (a)		575,082
1,104,200	Cisco Systems, Inc. (b)(c)		23,088,822
33,200	Comtech Telecommunications Corp.		806,096
10,700	Crown Castle International Corp. (a)		745,148
118,800	Dice Holdings, Inc. (a)		1,203,444
1,225,000	France Telecom SA, ADR		12,446,000
98,500	IntraLinks Holdings, Inc. (a)		626,460
91,900	Leap Wireless International, Inc. (a)		541,291
13,900	Motorola Solutions, Inc.		890,017
41,000	NeuStar, Inc., Class A (a)		1,907,730
1,460,000	News Corp., Class A (b)(c)		44,559,200
55,700	NIC, Inc.		1,067,212
66,100	Nutrisystem, Inc.		560,528
33,500	Oplink Communications, Inc. (a)		549,400
19,400	Plantronics, Inc.		857,286
1	SBA Communications Corp., Class A (a)		72
12,700	Shutterfly, Inc. (a)		560,959
42,267	The New York Times Co., Class A (a)		414,217
22,600	tw telecom, inc. (a)		569,294
76,600	XO Group, Inc. (a)		766,000
			98,512,398

Utilities - 0.7%

141,000	AES Corp.		1,772,370
18,600	Ameren Corp.		651,372
20,400	Aqua America, Inc.		641,376
23,700	CMS Energy Corp.		662,178
49,903	Dynegy, Inc. (a)		1,197,173
29,300	Edison International		1,474,376
47,600	El Paso Electric Co.		1,601,740
475,000	Exelon Corp. (b)(c)		16,378,000
64,100	NV Energy, Inc.		1,283,923
21,000	PPL Corp.		657,510
			26,320,018

Total Common Stock (Cost $1,153,347,260)			1,502,808,665

Shares	Security Description	Rate	Value

Preferred Stock - 2.3%

Consumer Discretionary - 0.2%
28,410	Beazer Homes USA, Inc.	7.50%	768,491
13,695	The Goodyear Tire & Rubber Co.	5.88	595,869
4,747	The Interpublic Group of Cos., Inc., Series B	5.25	5,881,533
			7,245,893

Consumer Staples - 0.3%
32,251	Bunge, Ltd.	4.88	3,398,449
52,627	Post Holdings, Inc. (d)	3.75	5,703,714
2,230	Universal Corp.	6.75	2,793,633
			11,895,796

See Notes to Financial Statements.                               13                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Shares	Security Description	Rate		Value
Energy - 0.3%
3,086	Chesapeake Energy Corp. (d)	5.75%		$3,161,221
9,098	Energy XXI Bermuda, Ltd.	5.63		2,804,742
12,667	Penn Virginia Corp., Series A	6.00		1,184,365
32,423	Sanchez Energy Corp., Series A (d)	4.88		1,715,378
6,620	Sanchez Energy Corp., Series B (d)	6.50		355,825
43,854	SandRidge Energy, Inc.	7.00		3,924,933
				13,146,464

Financial - 1.0%
135,483	2010 Swift Mandatory Common Exchange Security Trust (d)	6.00		1,733,763
141,292	Alexandria Real Estate Equities, Inc. REIT, Series D	7.00		3,885,530
85,765	AMG Capital Trust II	5.15		4,497,302
50,262	Aspen Insurance Holdings, Ltd.	5.63		3,326,339
1,983	Bank of America Corp., Series L	7.25		2,423,474
62,139	Health Care REIT, Inc., Series I	6.50		3,859,453
901	Huntington Bancshares, Inc., Series A	8.50		1,159,587
10,864	iStar Financial, Inc., Series J	4.50		563,190
35,643	KeyCorp, Series A	7.75		4,618,977
15,413	Lexington Realty Trust, Series C	6.50		758,011
53,213	MetLife, Inc.	5.00		2,628,722
1,443	Oriental Financial Group, Inc., Series C (d)	8.75		2,090,005
138,535	Synovus Financial Corp., Series tMed	8.25		3,373,327
1,375	Wells Fargo & Co., Series L	7.50		1,772,031
2,286	Wintrust Financial Corp., Series C	5.00		2,378,012
				39,067,723

Healthcare - 0.2%
8,185	Alere, Inc., Series B	3.00		1,962,190
70	HealthSouth Corp. (d)	6.50		82,267
3,039	HealthSouth Corp., Series A	6.50		3,571,585
69,337	Omnicare Capital Trust II, Series B	4.00		3,588,190
				9,204,232

Industrial - 0.1%
38,297	Continental Airlines Finance Trust II	6.00		1,804,746

Information Technology - 0.0%
20,616	Unisys Corp., Series A	6.25		1,344,369

Materials - 0.1%
57,673	ArcelorMittal, Series MTUS	6.00		1,208,250
39,011	Thompson Creek Metals Co., Inc.	6.50		649,923
				1,858,173

Shares	Security Description	Rate		Value
Telecommunication Services - 0.0%
11,940	Iridium Communications, Inc. (d)	7.00%		$1,095,495

Utilities - 0.1%
80,118	CenterPoint Energy, Inc. (e)	0.28		3,710,465
Total Preferred Stock (Cost $75,303,807)				90,373,356
Total Equity Securities (Cost $1,228,651,067)				1,593,182,021

Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - 33.0%
Asset Backed Obligations - 7.1%

$3,245,296	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASP3 A2C (e)	0.35%	06/25/36	1,903,384
1,775,000	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 A2D (e)	0.50	02/25/36	1,254,230
527,093	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1 A2A (e)	0.29	01/25/37	173,470
1,151,811	ACS Pass Through Trust, Series 2007-1A G1 (d)(e)	0.51	06/14/37	1,075,561
2,229,116	Adjustable Rate Mortgage Trust, Series 2005-11 2A41 (e)	2.89	02/25/36	2,052,749
111,037	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (e)	3.11	03/25/36	85,015
140,168	Adjustable Rate Mortgage Trust, Series 2005-3 8A32 (e)	0.52	07/25/35	137,777
1,371,787	Adjustable Rate Mortgage Trust, Series 2006-1 2A1 (e)	3.29	03/25/36	1,075,886
74,564	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (e)	2.98	03/25/36	56,886
400,000	Alm Loan Funding, Series 2012-7A A1 (d)(e)	1.72	10/19/24	402,234

See Notes to Financial Statements.                               14                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value

$889,669	Alta Wind Holdings, LLC (d)	7.00%	06/30/35	$955,871
343,764	American Home Mortgage Assets Trust, Series 2007-4 A2 (e)	0.39	08/25/37	293,227
1,875,000	Asset Backed Funding Certificates, Series 2007-NC1 M2 (d)(e)	1.45	05/25/37	19,837
1,483,647	Asset Backed Funding Certificates, Series 2007-WMC1 A2B (e)	1.20	06/25/37	966,766
2,035,000	Astoria Depositor Corp. (d)	8.14	05/01/21	2,065,525
1,140,000	Avalon IV Capital, Ltd., Series 2012-1A C (d)(e)	3.90	04/17/23	1,150,908
852,440	AWAS Aviation Capital, Ltd. (d)	7.00	10/17/16	900,390
500,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I D (f)	5.50	11/20/15	456,398
500,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E1 (f)	6.25	04/20/16	433,898
550,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E2 (f)	7.00	03/20/17	442,912
1,120,416	Babcock & Brown Air Funding I, Ltd., Series 2007-1A G1 (d)(e)	0.54	11/14/33	997,171
1,444,249	Banc of America Alternative Loan Trust, Series 2005-2 4A1	5.50	03/25/20	1,515,241
274,436	Banc of America Alternative Loan Trust, Series 2005-8 2CB1	6.00	09/25/35	222,075
62,331	Banc of America Funding Corp., Series 2006-E 2A1 (e)	3.14	06/20/36	51,339

Principal	Security Description	Rate	Maturity	Value
$291,817	Banc of America Funding Corp., Series 2006-F 1A1 (e)	2.63%	07/20/36	$277,506
96,819	Banc of America Funding Corp., Series 2006-G 2A3 (e)	0.37	07/20/36	95,819
198,302	Banc of America Funding Corp., Series 2006-H 6A1 (e)	0.39	10/20/36	135,095
128,624	Banc of America Funding Corp., Series 2007-E 4A1 (e)	3.01	07/20/47	100,349
175,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2 A5 (e)	4.86	07/10/43	187,966
2,030,358	Bayview Commercial Asset Trust, Series 2004-3 A1 (d)(e)	0.57	01/25/35	1,851,491
1,225,000	Bayview Commercial Asset Trust, Series 2006-SP1 M1 (d)(e)	0.65	04/25/36	922,845
69,332	Bayview Financial Acquisition Trust, Series 2005-D AF3 (e)	5.50	12/28/35	72,279
2,723,149	BCAP, LLC Trust, Series 2007-AA1 1A2 (e)	0.36	02/25/47	2,341,799
3,332,586	BCAP, LLC, Series 2013-RR2 6A1 (d)(e)	3.00	06/26/37	3,376,246
95,308	Beacon Container Finance, LLC, Series 2012-1A A (d)	3.72	09/20/27	99,454
231,640	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (e)	2.90	08/25/47	166,633
209,436	Bear Stearns Alt-A Trust, Series 2005-8 11A1 (e)	0.47	10/25/35	167,351

See Notes to Financial Statements.                               15                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$432,501	Bear Stearns Alt-A Trust, Series 2006-1 22A1 (e)	2.62%	02/25/36	$311,772
2,212,056	Bear Stearns Alt-A Trust, Series 2006-2 21A1 (e)	2.90	03/25/36	1,520,274
205,480	Bear Stearns Alt-A Trust, Series 2006-2 23A1 (e)	2.80	03/25/36	146,402
1,328,563	Bear Stearns Alt-A Trust, Series 2006-3 1A1 (e)	0.58	05/25/36	826,399
1,442,994	Bear Stearns Alt-A Trust, Series 2006-4 11A1 (e)	0.52	08/25/36	933,907
144,308	Bear Stearns Asset Backed Securities Trust, Series 2005-TC2 A3 (e)	0.57	08/25/35	142,248
3,831,092	Bear Stearns Asset Backed Securities Trust, Series 2006-AC2 21A3	6.00	03/25/36	3,302,244
1,680,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR6 A6	4.83	11/11/41	1,779,878
1,815,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20 A4A (e)	5.15	10/12/42	1,992,096
93,429	BNC Mortgage Loan Trust, Series 2007-1 A2 (e)	0.26	03/25/37	91,176
1,500,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (e)	0.33	07/25/37	1,384,054
144,573	BNC Mortgage Loan Trust, Series 2007-4 A3A (e)	0.45	11/25/37	144,522
3,400,000	Brazos Higher Education Authority, Series 2010-1 A2 (e)	1.49	02/25/35	3,489,763
598,696	Centex Home Equity Loan Trust, Series 2005-C AF6 (g)	4.64	06/25/35	588,658

Principal	Security Description	Rate	Maturity	Value
$1,700,000	Centex Home Equity Loan Trust, Series 2006-A AV4 (e)	0.45%	06/25/36	$1,447,494
1,069,065	Chase Mortgage Finance Trust, Series 2007-A1 8A1 (e)	3.07	02/25/37	1,099,171
362,241	ChaseFlex Trust, Series 2007-1 2A9	6.00	02/25/37	287,456
200,000	CIFC Funding Ltd., Series 2012-2A A1L (d)(e)	1.68	12/05/24	201,131
2,894,400	CIT Education Loan Trust, Series 2007-1 A (d)(e)	0.37	03/25/42	2,685,940
1,200,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2 A5 (g)	6.04	09/25/36	1,133,788
1,200,000	Citicorp Residential Mortgage Securities, Inc., Series 2007-1 A5 (g)	6.05	03/25/37	1,129,307
343,444	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1 A2D (g)	5.89	03/25/36	242,736
621,350	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (e)	2.86	07/25/37	519,713
3,610,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (e)	0.40	01/25/37	3,017,480
632,948	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 A2 (e)	0.36	06/25/37	571,481
3,278,686	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (e)	1.25	07/25/37	2,849,374
285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (e)	1.50	07/25/37	171,028

See Notes to Financial Statements.                               16                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$1,600,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1 A4 (e)	5.22%	07/15/44	1,752,558
151,914	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	131,865
58,937	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	50,120
991,887	Conseco Finance Home Equity Loan Trust, Series 2002-C BF1 (e)	8.00	06/15/32	990,395
962,780	Conseco Finance Securitizations Corp., Series 2001-4 A4	7.36	08/01/32	1,036,326
472,007	Continental Airlines Pass Through Trust, Series 2007-1 B	6.90	04/19/22	507,691
705,606	Continental Airlines Pass Through Trust, Series 2009-1	9.00	07/08/16	815,857
742,352	Coso Geothermal Power Holdings (d)	7.00	07/15/26	371,176
70,045	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50	10/25/34	69,644
74,784	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	66,795
275,247	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	236,420
832,909	Countrywide Alternative Loan Trust, Series 2005-J10 1A16	5.50	10/25/35	754,415
519,708	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (e)	0.47	08/25/35	312,050

Principal	Security Description	Rate	Maturity	Value
$305,726	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (e)	0.52%	12/25/36	$194,039
37,379	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1	5.25	05/25/21	32,578
348,179	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	306,515
268,865	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00	08/25/37	222,580
1,514,977	Countrywide Asset-Backed Certificates, Series 2007-13 2A1 (e)	1.10	10/25/47	1,238,122
1,404,249	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (e)	3.04	04/20/35	1,243,989
333,689	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (e)	5.53	06/25/47	306,624
93,479	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (e)	3.14	09/25/47	77,610
21,758	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (e)	2.66	10/25/33	21,421
1,693,123	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11 8A9	5.25	12/25/35	1,736,992
110,008	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6 8A1	4.50	07/25/20	113,741

See Notes to Financial Statements.                               17                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$119,769	Credit Suisse Mortgage Capital Certificates, Series 2006-8 3A1	6.00%	10/25/21	$113,526
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB7 A5 (e)	0.44	10/25/36	931,172
1,578,600	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (e)	0.31	10/25/36	1,453,484
528,332	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A2 (e)	0.31	11/25/36	266,214
3,577,484	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A3 (e)	0.35	11/25/36	1,814,736
3,297,393	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A4 (e)	0.43	11/25/36	1,695,010
2,900,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2B (g)	5.23	02/25/37	2,216,756
2,883,275	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2E (g)	5.23	02/25/37	2,309,789
1,444,238	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (e)	0.45	04/25/37	801,362
595,833	Cronos Containers Program, Ltd., Series 2012-1A A (d)	4.21	05/18/27	615,341

Principal	Security Description	Rate	Maturity	Value
$522,500	Cronos Containers Program, Ltd., Series 2012-2A A (d)	3.81%	09/18/27	$544,063
973,192	CSAB Mortgage Backed Trust, Series 2007-1 1A1A (e)	5.90	05/25/37	669,951
1,876,712	CSMC Trust, Series 2013-3R 5A1 (d)(e)	2.80	10/27/36	1,909,996
75,000	DBRR Trust, Series 2011-LC2 A4A (d)(e)	4.54	07/12/44	86,061
156,518	DBRR Trust, Series 2012-EZ1 A (d)	0.95	09/25/45	156,939
154,416	DBRR Trust, Series 2013-EZ2 A (d)(e)	0.85	02/25/45	154,334
1,057,339	Delta Air Lines Pass Through Trust, Series 2002-1 G-1	6.72	01/02/23	1,169,734
278,664	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2 A5B (g)	6.09	06/25/36	214,668
796,772	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1 A4 (e)	0.36	01/25/47	524,375
2,920,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (e)	0.39	04/25/37	1,530,682
77,935	Equity One ABS, Inc., Series 2002-4 M1 (e)	5.22	02/25/33	72,433
3,661,000	First Franklin Mortgage Loan Trust, Series 2006-FF13 A2D (e)	0.44	10/25/36	2,093,839
3,092,432	First Franklin Mortgage Loan Trust, Series 2006-FF18 A2B (e)	0.31	12/25/37	1,655,838
884,056	First Franklin Mortgage Loan Trust, Series 2007-FF1 A2C (e)	0.34	01/25/38	504,499

See Notes to Financial Statements.                               18                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$1,220,609	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA3 2A1 (e)	2.58%	05/25/35	$1,063,450
467,439	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8 1A1	6.25	02/25/37	411,069
550,810	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8 1A8 (e)	0.57	02/25/37	346,425
4,610,000	First NLC Trust, Series 2005-4 A4 (e)	0.59	02/25/36	2,371,230
219,060	FNMA, Series 2012-M15, Class A (e)	2.66	10/25/22	225,865
200,039	FPL Energy National Wind Portfolio, LLC (d)	6.13	03/25/19	176,384
1,439,811	GE Business Loan Trust, Series 2003-2A A (d)(e)	0.57	11/15/31	1,384,554
1,149,826	GE Business Loan Trust, Series 2004-1 A (d)(e)	0.49	05/15/32	1,111,709
1,035,953	GE Business Loan Trust, Series 2005-1A A3 (d)(e)	0.45	06/15/33	983,534
1,301,354	GE Business Loan Trust, Series 2005-2A A (d)(e)	0.44	11/15/33	1,230,409
57,582	GE Business Loan Trust, Series 2005-2A B (d)(e)	0.70	11/15/33	48,519
151,667	GE Seaco Finance SRL, Series 2004-1A A (d)(e)	0.50	04/17/19	151,311
960,000	GE Seaco Finance SRL, Series 2005-1A A (d)(e)	0.45	11/17/20	948,494
1,060,011	Genesis Funding, Ltd., Series 2006-1A G1 (d)(e)	0.44	12/19/32	959,734
125,000	Goal Capital Funding Trust, Series 2006-1 A3 (e)	0.41	11/25/26	122,554

Principal	Security Description	Rate	Maturity	Value
$1,322,352	Green Tree Financial Corp., Series 1996-10 M1 (e)	7.24%	11/15/28	$1,444,132
582,970	Green Tree Financial Corp., Series 1997-1 A6	7.29	03/15/28	605,844
1,068,060	Green Tree, Series 2008-MH1 A2 (d)(e)	8.97	04/25/38	1,153,359
1,037,123	Green Tree, Series 2008-MH1 A3 (d)(e)	8.97	04/25/38	1,134,141
3,750,291	GreenPoint Mortgage Funding Trust, Series 2006-AR8 1A2A (e)	0.38	01/25/47	3,253,199
1,777,676	Greenwich Capital Commercial Mortgage Trust, Series 2004-GG1 A7 (e)	5.32	06/10/36	1,828,636
250,000	GS Mortgage Securities Trust, Series 2011-GC5 A4	3.71	08/10/44	273,311
384,628	GSAA Home Equity Trust, Series 2005-12 AF3 (e)	5.07	09/25/35	369,268
1,466,983	GSAA Home Equity Trust, Series 2006-20 1A1 (e)	0.27	12/25/46	767,561
1,315,995	GSAA Home Equity Trust, Series 2007-5 2A3A (e)	0.52	04/25/47	821,374
2,503,163	GSAA Trust, Series 2007-3 1A1B (e)	0.30	03/25/47	240,550
375,837	GSR Mortgage Loan Trust, Series 2004-14 3A2 (e)	3.13	12/25/34	329,849
1,525,000	GSR Mortgage Loan Trust, Series 2004-9 5A7 (e)	2.84	08/25/34	1,455,771
218,526	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (e)	2.95	10/25/35	193,057
1,210,154	GSR Mortgage Loan Trust, Series 2007-AR2 2A1 (e)	2.78	05/25/47	1,081,868

See Notes to Financial Statements.                               19                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$16,267	HarborView Mortgage Loan Trust, Series 2004-8 2A4A (e)	0.60%	11/19/34	$13,788
1,375,000	Hewett's Island CDO, Ltd., Series 2005-1A C (d)(e)	2.44	08/09/17	1,328,580
1,500,000	Hewett's Island Clo V, Ltd., Series 2006-5A D (d)(e)	1.73	12/05/18	1,343,062
4,536,000	Home Equity Loan Trust, Series 2007-FRE1 2AV4 (e)	0.54	04/25/37	2,463,969
265,969	HomeBanc Mortgage Trust, Series 2004-1 2A (e)	1.06	08/25/29	240,541
900,000	HSBC Home Equity Loan Trust, Series 2006-3 A4 (e)	0.44	03/20/36	866,007
391,265	HSBC Home Equity Loan Trust, Series 2006-4 A3V (e)	0.35	03/20/36	383,205
2,060,341	HSBC Home Equity Loan Trust, Series 2007-3 APT (e)	1.40	11/20/36	2,064,578
235,176	HSI Asset Loan Obligation Trust, Series 2007-AR2 2A1 (e)	2.99	09/25/37	181,791
2,440,023	Impac CMB Trust, Series 2004-4 1A2 (e)	0.82	09/25/34	2,396,973
1,294,611	Indiantown Cogeneration LP, Series A-10	9.77	12/15/20	1,439,541
233,814	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (e)	3.24	11/25/37	215,434
1,230,005	Indymac Index Mortgage Loan Trust, Series 2004-AR12 A1 (e)	0.98	12/25/34	941,555
624,530	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (e)	1.06	09/25/34	470,148
374,039	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (e)	2.48	05/25/35	270,307

Principal	Security Description	Rate	Maturity	Value
$1,796,697	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (e)	2.98%	08/25/36	1,225,523
84,716	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (e)	2.94	09/25/36	61,974
168,438	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (e)	0.37	11/25/36	120,451
246,485	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (e)	5.03	01/25/37	218,046
2,774,546	Indymac Index Mortgage Loan Trust, Series 2006-AR41 A3 (e)	0.38	02/25/37	1,914,838
801,638	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (e)	3.04	05/25/36	570,190
3,460,752	Indymac Index Mortgage Loan Trust, Series 2006-AR7 3A1 (e)	2.83	05/25/36	2,590,553
422,626	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (e)	4.19	05/25/36	276,721
450,000	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (e)	4.83	12/25/35	254,652
2,454,624	Indymac Index Mortgage Loan Trust, Series 2007-AR5 3A1 (e)	4.76	05/25/37	1,791,090
3,554,166	Indymac Index Mortgage Loan Trust, Series 2007-AR7 2A1 (e)	2.44	06/25/37	2,492,496
3,166	Indymac Index Mortgage Loan Trust, Series 2007-FLX1 A1 (e)	0.30	02/25/37	3,164

See Notes to Financial Statements.                               20                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$367,080	Indymac Index Mortgage Loan Trust, Series 2007-FLX2 A1C (e)	0.39%	04/25/37	$267,617
944,338	Indymac Manufactured Housing Contract, Series 1998-2 A4 (e)	6.64	08/25/29	945,247
250,000	ING Investment Management Co., Series 2012-4A A1 (d)(e)	1.62	10/15/23	251,309
938,559	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (e)	0.67	08/15/16	905,710
2,000,000	JetBlue Airways Pass Through Trust, Series 2004-2 G-2 (e)	0.74	11/15/16	1,812,000
3,138,360	JP Morgan Alternative Loan Trust, Series 2006-A2 3A1 (e)	2.79	05/25/36	2,363,512
685,310	JP Morgan Alternative Loan Trust, Series 2007-A2 12A2 (e)	0.30	06/25/37	684,117
3,077,420	JP Morgan Mortgage Acquisition Corp., Series 2006-WMC3 A4 (e)	0.35	08/25/36	1,475,637
4,756,818	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (e)	0.41	03/25/37	3,680,193
1,110,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH4 A5 (e)	0.44	05/25/37	616,456
2,590,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AF2 (g)	4.88	03/25/47	1,940,473
3,761,143	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AF6 (g)	4.88	03/25/47	2,546,358

Principal	Security Description	Rate	Maturity	Value
$2,938,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AV4 (e)	0.48%	03/25/47	$1,538,713
293,423	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (e)	5.32	08/25/35	300,700
855,769	JP Morgan Mortgage Trust, Series 2005-S2 2A9	5.50	09/25/35	867,054
1,876,861	JP Morgan Mortgage Trust, Series 2006-A3 2A1 (e)	2.99	05/25/36	1,527,936
1,198,545	JP Morgan Mortgage Trust, Series 2007-A1 5A2 (e)	3.00	07/25/35	1,224,924
52,080	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (e)	5.26	04/25/37	48,352
1,154,641	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B A6 (e)	6.47	04/15/40	1,280,361
262,708	Lehman Mortgage Trust, Series 2006-1 3A3	5.50	02/25/36	263,337
210,991	Lehman XS Trust, Series 2005-6 1A1 (e)	0.46	11/25/35	129,563
2,500,000	Lehman XS Trust, Series 2005-6 3A3A (g)	5.76	11/25/35	1,424,865
4,659,982	Lehman XS Trust, Series 2006-10N 1A3A (e)	0.41	07/25/46	3,345,313
1,955,376	Lehman XS Trust, Series 2006-13 1A2 (e)	0.37	09/25/36	1,593,857
991,194	Lehman XS Trust, Series 2006-14N 3A2 (e)	0.32	08/25/36	637,839
1,956,109	Lehman XS Trust, Series 2006-19 A2 (e)	0.37	12/25/36	1,572,198
2,138,336	Lehman XS Trust, Series 2006-9 A1B (e)	0.36	05/25/46	1,718,105

See Notes to Financial Statements.                               21                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$319,223	Mastr Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (d)(e)	2.71%	11/25/35	$205,271
3,806,000	Mastr Asset Backed Securities Trust, Series 2006-AM2 A4 (d)(e)	0.46	06/25/36	1,438,550
885,000	Mastr Asset Backed Securities Trust, Series 2007-HE1 A3 (e)	0.41	05/25/37	428,898
17,181	Mastr Seasoned Securitization Trust, Series 2004-1 4A1 (e)	2.85	10/25/32	17,049
1,154,629	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (e)	0.45	04/25/37	644,488
66,613	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2D (e)	0.54	04/25/37	37,721
1,790,203	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2B (e)	0.33	06/25/37	1,293,409
3,941,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (e)	0.38	06/25/37	2,255,058
4,700,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2D (e)	0.45	06/25/37	2,718,729
3,103,166	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (e)	0.45	07/25/37	1,739,650
826,482	Mid-State Trust, Series 2006-1A (d)	5.79	10/15/40	878,208
424,432	Mirant Mid Atlantic Pass Through Trust, Series B	9.13	06/30/17	474,303
662,520	Mirant Mid Atlantic Pass Through Trust, Series C	10.06	12/30/28	755,273

Principal	Security Description	Rate	Maturity	Value
$200,000	Morgan Stanley ABS Capital I Inc. Trust, Series 2004-NC7 M2 (e)	1.13%	07/25/34	$192,144
1,974,918	Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE5 A2C (e)	0.34	08/25/36	1,195,517
1,935,000	Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE1 A2C (e)	0.35	11/25/36	1,014,899
1,835,000	Morgan Stanley Capital I Trust, Series 2005-T19 A4A	4.89	06/12/47	1,985,915
1,835,000	Morgan Stanley Capital I Trust, Series 2006-T21 A4 (e)	5.16	10/12/52	2,020,275
175,000	Morgan Stanley Capital I Trust, Series 2006-T23 A4 (e)	5.82	08/12/41	200,211
165,000	Morgan Stanley Capital I Trust, Series 2007-T27 A4 (e)	5.65	06/11/42	193,577
40,000	Morgan Stanley Capital I Trust, Series 2011-C3 A2	3.22	07/15/49	42,846
25,000	Morgan Stanley Capital I Trust, Series 2011-C3 A4	4.12	07/15/49	28,104
2,975,000	Morgan Stanley Capital I, Inc. Trust, Series 2006-HE1 A4 (e)	0.49	01/25/36	1,795,508
4,400,000	Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2 A2D (e)	0.49	02/25/36	2,354,671
1,753,892	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (g)	6.42	08/25/36	982,313
2,462,758	Morgan Stanley Mortgage Loan Trust, Series 2006-7 5A2 (e)	5.96	06/25/36	1,515,790
253,226	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1	6.00	10/25/37	202,705

See Notes to Financial Statements.                               22                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value

$1,529,432	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX 2A1 (e)	0.32%	04/25/37	$763,896
3,313,685	Morgan Stanley Re-Remic Trust, Series 2013-R3 12A (d)(e)	2.92	01/26/47	3,395,011
2,920,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (e)	0.48	09/25/36	2,324,964
224,817	NCUA Guaranteed Notes Trust, Series 2010-R2 1A (e)	0.57	11/06/17	225,730
162,461	NCUA Guaranteed Notes Trust, Series 2010-R2 2A (e)	0.67	11/05/20	163,168
147,819	NCUA Guaranteed Notes Trust, Series 2010-R3 1A (e)	0.76	12/08/20	148,697
122,222	NCUA Guaranteed Notes Trust, Series 2010-R3 2A (e)	0.76	12/08/20	123,397
1,119,830	Nelnet Student Loan Trust, Series 2012-5A A (d)(e)	0.80	10/27/36	1,123,044
386,102	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-1 1A1A (g)	6.00	03/25/47	280,159
1,470,873	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2005-HE1 M3 (e)	0.68	09/25/35	1,183,842
1,462,860	NovaStar Mortgage Funding Trust, Series 2006-2 A2C (e)	0.35	06/25/36	873,439
1,070,071	Oakwood Mortgage Investors, Inc., Series 1999-B A4	6.99	12/15/26	1,148,807

Principal	Security Description	Rate	Maturity	Value

$154,848	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-5 2A1B (e)	5.64%	12/25/35	$154,658
707,868	Origen Manufactured Housing Contract Trust, Series 2004-A M2 (e)	6.64	01/15/35	785,231
5,294,049	Ownit Mortgage Loan Trust, Series 2006-6 A2C (e)	0.36	09/25/37	2,202,552
611,115	PMC Aviation, LLC, Series 2012-1I A (f)	18.00	04/15/15	620,281
1,845,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (e)	0.51	06/25/47	847,462
1,030,000	Prudential Holdings, LLC (d)	8.70	12/18/23	1,324,053
551,807	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (e)	0.60	10/25/45	393,900
689,567	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (e)	1.18	01/25/46	474,242
518,663	Residential Accredit Loans, Inc., Series 2006-QS10 A1	6.00	08/25/36	435,239
271,537	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	227,081
399,254	Residential Accredit Loans, Inc., Series 2007-QS1 1A1	6.00	01/25/37	329,266
201,667	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	154,331
809,277	Residential Accredit Loans, Inc., Series 2007-QS8 A6	6.00	06/25/37	666,004

See Notes to Financial Statements.                               23                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$43,911	Residential Asset Mortgage Products, Inc., Series 2004-RZ1 AI7 (e)	4.03%	01/25/33	$45,440
441,430	Residential Asset Mortgage Products, Inc., Series 2004-SL3 A4	8.50	12/25/31	440,905
463,052	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	352,900
1,300,971	Residential Asset Securitization Trust, Series 2007-A5 1A2 (e)	0.60	05/25/37	439,906
2,469,789	Saxon Asset Securities Trust, Series 2005-4 A1B (e)	0.58	11/25/37	2,225,543
3,635,000	Saxon Asset Securities Trust, Series 2006-3 A3 (e)	0.37	10/25/46	2,700,023
1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (e)	0.35	01/25/47	760,250
2,430,452	Securitized Asset Backed Receivables, LLC Trust, Series 2007-BR5 A2C (e)	0.55	05/25/37	1,142,554
234,848	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (e)	0.35	12/25/36	119,986
2,411,355	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC2 A2B (e)	0.34	01/25/37	1,415,207
1,100,000	SLC Student Loan Trust, Series 2006-2 A5 (e)	0.38	09/15/26	1,074,124
1,425,000	Sound Point CLO, Ltd., Series 2012-1A C (d)(e)	3.60	10/20/23	1,434,042
1,000,000	Soundview Home Loan Trust, Series 2006-EQ2 A4 (e)	0.44	01/25/37	604,696

Principal	Security Description	Rate	Maturity	Value
$1,200,000	Soundview Home Loan Trust, Series 2007-NS1 A4 (e)	0.50%	01/25/37	550,283
3,349,000	Soundview Home Loan Trust, Series 2007-OPT2 2A4 (e)	0.45	07/25/37	1,400,828
921,852	Spirit Master Funding, LLC, Series 2005-1 A1 (d)	5.05	07/20/23	891,892
165,071	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A3 (e)	5.33	02/25/36	163,549
797,138	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (e)	5.33	02/25/36	662,251
77,865	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (e)	5.20	04/25/47	60,780
3,679,950	Structured Asset Mortgage Investments II Trust, Series 2007-AR6 A1 (e)	1.68	08/25/47	2,941,366
196,780	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-4XS 2A1A (e)	1.95	03/25/35	183,357
1,338,412	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-26A 3A5 (e)	2.59	09/25/33	1,302,823
1,315,000	Symphony CLO IX, LP, Series 2012-9A C (d)(e)	3.55	04/16/22	1,322,050
277,500	TAL Advantage I, LLC, Series 2006-1A (d)(e)	0.39	04/20/21	272,883
405,708	TAL Advantage I, LLC, Series 2010-2A A (d)	4.30	10/20/25	417,528
195,833	TAL Advantage I, LLC, Series 2011-1A A (d)	4.60	01/20/26	202,400

See Notes to Financial Statements.                               24                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$592,083	TAL Advantage I, LLC, Series 2011-2A A (d)	4.31%	05/20/26	$595,807
135,034	Terwin Mortgage Trust, Series 2005-1SL M1 (d)(e)	1.07	02/25/35	135,023
205,833	Textainer Marine Containers, Ltd., Series 2005-1A A (d)(e)	0.45	05/15/20	204,047
561,237	Trinity Rail Leasing LP, Series 2006-1A A1 (d)	5.90	05/14/36	644,105
856,197	Trip Rail Master Funding, LLC, Series 2011-1A A1A (d)	4.37	07/15/41	931,018
562,467	Triton Container Finance, LLC, Series 2006-1A (d)(e)	0.37	11/26/21	552,360
323,438	Triton Container Finance, LLC, Series 2007-1A (d)(e)	0.34	02/26/19	320,736
733,333	Triton Container Finance, LLC, Series 2012-1A A (d)	4.21	05/14/27	756,792
572,187	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	660,876
180,000	US Airways 2012-2 Class A Pass Through Trust	4.63	06/03/25	189,000
1,830,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20 A7 (e)	5.12	07/15/42	1,985,957
12,984	WaMu Mortgage Pass Through Certificates, Series 2002-AR18 A (e)	2.49	01/25/33	13,296
15,002	WaMu Mortgage Pass Through Certificates, Series 2005-AR14 1A1 (e)	2.53	12/25/35	14,895
943,441	WaMu Mortgage Pass Through Certificates, Series 2005-AR17 A1A1 (e)	0.47	12/25/45	884,367

Principal	Security Description	Rate	Maturity	Value
$1,891,176	WaMu Mortgage Pass Through Certificates, Series 2005-AR7 A2 (e)	2.47%	08/25/35	$1,894,538
329,526	WaMu Mortgage Pass Through Certificates, Series 2006-AR12 2A3 (e)	5.71	10/25/36	268,677
191,000	WaMu Mortgage Pass Through Certificates, Series 2006-AR16 1A1 (e)	2.41	12/25/36	162,571
362,098	WaMu Mortgage Pass Through Certificates, Series 2007-HY3 4A1 (e)	2.70	03/25/37	333,444
905,622	WaMu Mortgage Pass Through Certificates, Series 2007-OA1 A1A (e)	0.88	02/25/47	691,087
675,592	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3 2A3 (e)	0.75	05/25/35	445,973
404,652	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4 CB13 (e)	0.70	06/25/35	308,427
1,410,849	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50	02/25/36	924,419
507,098	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7 A1A (g)	5.24	09/25/36	303,829

See Notes to Financial Statements.                               25                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$2,218,733	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR2 A1A (e)	1.12%	04/25/46	$1,503,660
2,312,282	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR7 A1A (e)	1.10	09/25/46	1,229,531
2,631,761	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA2 2A (e)	0.88	01/25/47	1,474,621
2,264,981	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA3 2A (e)	0.93	02/25/47	1,306,945
55,320	Wells Fargo Alternative Loan Trust, Series 2005-2 A4 (e)	0.54	10/25/35	55,119
267,559	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2006-3 A2 (e)	0.35	01/25/37	241,237
115,000	WF-RBS Commercial Mortgage Trust, Series 2011-C5 A4	3.67	11/15/44	125,166
1,095,000	Wind River CLO, Ltd., Series 2004-1A B1 (d)(e)	1.38	12/19/16	1,080,812
Total Asset Backed Obligations (Cost $239,749,983)				274,520,921
Corporate Convertible Bonds - 20.0%

Consumer Discretionary - 4.0%
1,807,000	Callaway Golf Co. (d)	3.75	08/15/19	1,958,336
7,520,000	Chemed Corp.	1.88	05/15/14	8,295,500
1,398,000	DR Horton, Inc., Series DHI	2.00	05/15/14	2,638,725
8,694,000	Equinix, Inc.	3.00	10/15/14	17,496,675
1,000,000	Exide Technologies (e)	0.00	09/18/13	945,380
1,350,000	Hawaiian Holdings, Inc.	5.00	03/15/16	1,449,563

Principal	Security Description	Rate	Maturity	Value
$6,500,000	Hertz Global Holdings, Inc.	5.25%	06/01/14	$17,627,220
3,737,000	Home Inns & Hotels Management, Inc. (d)	2.00	12/15/15	3,337,608
8,300,000	JAKKS Pacific, Inc.	4.50	11/01/14	8,185,875
466,000	JetBlue Airways Corp., Series A-C	6.75	10/15/39	717,058
5,352,000	KB Home	1.38	02/01/19	5,910,615
2,294,000	Lennar Corp. (d)	2.75	12/15/20	4,450,360
835,000	Liberty Interactive, LLC	3.13	03/30/23	1,357,397
2,966,000	Live Nation Entertainment, Inc.	2.88	07/15/27	2,988,245
3,775,000	M/I Homes, Inc.	3.25	09/15/17	4,732,906
2,400,000	M/I Homes, Inc.	3.00	03/01/18	2,491,500
1,780,000	MGM Resorts International	4.25	04/15/15	1,936,863
5,450,000	Navistar International Corp.	3.00	10/15/14	5,589,656
5,200,000	priceline.com, Inc. (d)	1.25	03/15/15	11,846,250
11,172,000	Regis Corp.	5.00	07/15/14	14,390,933
1,250,000	Saks, Inc.	2.00	03/15/24	1,257,031
6,974,000	Standard Pacific Corp.	1.25	08/01/32	8,944,155
1,098,000	The Ryland Group, Inc.	1.63	05/15/18	1,644,255
1,595,000	TIBCO Software, Inc. (d)	2.25	05/01/32	1,552,134
7,000,000	Titan Machinery, Inc. (d)	3.75	05/01/19	7,074,375
740,000	Toll Brothers Finance Corp. (d)	0.50	09/15/32	776,075
1,800,000	Volkswagen International Finance NV (d)	5.50	11/09/15	2,359,200
3,625,000	Wabash National Corp.	3.38	05/01/18	4,402,109
1,569,000	WESCO International, Inc.	6.00	09/15/29	4,129,412
1,954,000	XM Satellite Radio, Inc. (d)	7.00	12/01/14	3,468,350
				153,953,761

Consumer Staples - 1.0%
1,706,000	Chiquita Brands International, Inc.	4.25	08/15/16	1,565,255
4,100,000	Tyson Foods, Inc.	3.25	10/15/13	6,080,813
6,500,000	United Rentals, Inc.	4.00	11/15/15	32,195,312
				39,841,380

See Notes to Financial Statements.                               26                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
Energy - 1.0%
$770,000	Alpha Appalachia Holdings, Inc.	3.25%	08/01/15	$744,975
1,336,000	Alpha Natural Resources, Inc.	2.38	04/15/15	1,274,210
920,000	Chesapeake Energy Corp.	2.50	05/15/37	886,075
8,307,000	Cobalt International Energy, Inc.	2.63	12/01/19	9,288,264
1,222,000	Goodrich Petroleum Corp.	5.00	10/01/29	1,221,236
4,000,000	Helix Energy Solutions Group, Inc.	3.25	03/15/32	4,922,500
1,500,000	JinkoSolar Holding Co., Ltd. (d)	4.00	05/15/16	937,500
913,000	Newpark Resources, Inc.	4.00	10/01/17	1,075,628
2,622,000	Peabody Energy Corp.	4.75	12/15/41	2,150,040
695,000	Pengrowth Energy Corp.	6.25	03/31/17	701,260
5,772,000	SEACOR Holdings, Inc. (d)	2.50	12/15/27	6,305,910
1,953,000	Stone Energy Corp. (d)	1.75	03/01/17	1,804,084
1,600,000	Subsea 7 SA	3.50	10/13/14	2,381,600
1,030,000	Western Refining, Inc.	5.75	06/15/14	3,753,063
				37,446,345

Financial - 2.4%
757,000	Affiliated Managers Group, Inc.	3.95	08/15/38	942,465
5,000,000	Air Lease Corp. (d)	3.88	12/01/18	6,156,250
6,500,000	American Equity Investment Life Holding Co. (d)	3.50	09/15/15	8,527,187
725,000	American Equity Investment Life Holding Co. (d)	5.25	12/06/29	1,173,594
2,997,000	Amtrust Financial Services, Inc.	5.50	12/15/21	4,255,740
28,000	Amtrust Financial Services, Inc.	5.50	12/15/21	39,760
10,729,000	CBIZ, Inc. (d)	4.88	10/01/15	11,768,372
1,532,000	DFC Global Corp. (d)	3.25	04/15/17	1,602,855
7,961,000	Encore Capital Group, Inc. (d)	3.00	11/27/17	9,125,296
1,096,000	Forest City Enterprises, Inc	4.25	08/15/18	1,217,245
1,830,000	Forest City Enterprises, Inc.	3.63	10/15/14	2,274,690

Principal	Security Description	Rate	Maturity	Value
$7,678,000	Forestar Group, Inc.	3.75%	03/01/20	$8,988,059
3,080,000	Icahn Enterprises LP (d)(e)	4.00	08/15/13	3,087,700
1,145,000	iStar Financial, Inc.	3.00	11/15/16	1,348,953
1,134,000	Jefferies Group, LLC	3.88	11/01/29	1,170,146
1,024,000	Knight Capital Group, Inc.	3.50	03/15/15	1,027,840
856,000	Knight Capital Group, Inc.	3.50	03/15/15	853,860
1,807,000	Leucadia National Corp.	3.75	04/15/14	2,351,359
4,000,000	Meadowbrook Insurance Group, Inc. (d)	5.00	03/15/20	4,201,960
1,048,000	MGIC Investment Corp. (d)(h)	9.00	04/01/63	1,049,310
620,000	National Financial Partners Corp.	4.00	06/15/17	1,148,938
8,373,000	National Financial Partners Corp.	4.00	06/15/17	15,516,216
1,940,000	Radian Group, Inc.	2.25	03/01/19	2,347,400
1,900,000	The NASDAQ OMX Group, Inc.	2.50	08/15/13	1,907,125
2,223,000	Walter Investment Management Corp.	4.50	11/01/19	2,398,061
				94,480,381

Healthcare - 3.6%
10,800,000	Accuray, Inc.	3.75	08/01/16	9,801,000
3,000,000	Accuray, Inc. (d)	3.50	02/01/18	3,273,750
686,000	Alere, Inc.	3.00	05/15/16	677,425
10,927,000	Cubist Pharmaceuticals, Inc.	2.50	11/01/17	18,664,682
1,386,000	Dendreon Corp.	2.88	01/15/16	1,112,265
8,550,000	Endo Health Solutions, Inc.	1.75	04/15/15	10,211,906
990,000	Exelixis, Inc.	4.25	08/15/19	988,763
8,642,000	Illumina, Inc. (d)	0.25	03/15/16	8,339,530
2,700,000	Insulet Corp.	3.75	06/15/16	3,202,875
530,000	Isis Pharmaceuticals, Inc. (d)	2.75	10/01/19	667,800
4,275,000	Medivation, Inc.	2.63	04/01/17	5,279,625
8,150,000	Molina Healthcare, Inc.	3.75	10/01/14	9,627,188
1,020,000	Molina Healthcare, Inc. (d)	1.13	01/15/20	1,025,100
9,975,000	Mylan, Inc.	3.75	09/15/15	22,150,734
1,450,000	NuVasive, Inc.	2.75	07/01/17	1,417,375

See Notes to Financial Statements.                               27                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$5,125,000	Teleflex, Inc.	3.88%	08/01/17	$7,440,859
1,006,000	The Medicines Co. (d)	1.38	06/01/17	1,354,956
5,951,000	Theravance, Inc.	2.13	01/15/23	6,549,819
7,835,000	ViroPharma, Inc.	2.00	03/15/17	11,811,262
3,022,000	Volcano Corp.	2.88	09/01/15	3,235,429
7,796,000	Volcano Corp.	1.75	12/01/17	7,718,040
1,568,000	WellPoint, Inc. (d)	2.75	10/15/42	1,720,880
1,459,000	Wright Medical Group, Inc. (d)	2.00	08/15/17	1,679,674
				137,950,937

Industrial - 2.6%
7,212,000	AirTran Holdings, Inc.	5.25	11/01/16	10,398,802
7,275,000	Altra Holdings, Inc.	2.75	03/01/31	8,689,078
3,000,000	AM Castle & Co. (d)	7.00	12/15/17	5,591,250
5,560,000	Bristow Group, Inc.	3.00	06/15/38	6,404,425
2,206,000	Cemex SAB de CV	3.75	03/15/18	2,991,887
10,551,000	Covanta Holding Corp.	3.25	06/01/14	13,643,762
1,683,000	DryShips, Inc.	5.00	12/01/14	1,458,951
8,350,000	EnerSys, Inc. (g)	3.38	06/01/38	10,536,698
2,950,000	Genco Shipping & Trading, Ltd.	5.00	08/15/15	1,080,438
3,019,000	General Cable Corp. (g)	4.50	11/15/29	3,777,524
875,000	Greenbrier Cos., Inc.	3.50	04/01/18	879,922
7,000,000	Griffon Corp. (d)	4.00	01/15/17	7,700,000
8,979,000	Kaman Corp. (d)	3.25	11/15/17	11,083,453
919,000	PHH Corp.	6.00	06/15/17	1,773,670
7,020,000	RTI International Metals, Inc.	3.00	12/01/15	8,156,362
4,147,000	Vishay Intertechnology, Inc. (d)	2.25	06/01/42	5,245,955
2,300,000	XPO Logistics, Inc.	4.50	10/01/17	2,729,813
				102,141,990

Information Technology - 3.4%
1,098,000	Bottomline Technologies (de), Inc.	1.50	12/01/17	1,284,660
7,299,000	CACI International, Inc.	2.13	05/01/14	8,334,546
625,000	CACI International, Inc. (d)	2.13	05/01/14	713,672
5,569,000	Cadence Design Systems, Inc.	2.63	06/01/15	10,469,720
2,000,000	Ciena Corp. (d)	4.00	03/15/15	2,225,000
1,061,000	Ciena Corp. (d)	4.00	12/15/20	1,274,526

Principal	Security Description	Rate	Maturity	Value
$2,000,000	Digital River, Inc.	2.00%	11/01/30	$1,967,500
1,708,000	Electronic Arts, Inc.	0.75	07/15/16	1,663,165
8,013,000	GT Advanced Technologies, Inc.	3.00	10/01/17	6,165,002
6,500,000	Mentor Graphics Corp.	4.00	04/01/31	7,665,937
2,866,000	Microchip Technology, Inc.	2.13	12/15/37	4,084,050
1,950,000	Micron Technology, Inc., Series A	1.50	08/01/31	2,271,750
3,675,000	Mindspeed Technologies, Inc. (d)	6.75	06/15/17	4,320,422
10,050,000	NetApp, Inc.	1.75	06/01/13	10,985,906
2,625,000	Novellus Systems, Inc.	2.63	05/15/41	3,584,766
5,600,000	ON Semiconductor Corp., Series B	2.63	12/15/26	6,373,500
2,300,000	Photronics, Inc.	5.50	10/01/14	3,441,375
9,708,000	Photronics, Inc.	3.25	04/01/16	10,260,142
5,500,000	Quantum Corp. (d)	4.50	11/15/17	5,599,688
5,000,000	Radisys Corp. (f)	4.50	02/15/15	4,796,000
4,219,000	Rambus, Inc.	5.00	06/15/14	4,298,106
5,000,000	Rudolph Technologies, Inc. (d)	3.75	07/15/16	5,875,000
2,000,000	SYNNEX Corp.	4.00	05/15/18	2,520,000
11,634,000	Take-Two Interactive Software, Inc.	4.38	06/01/14	18,039,971
2,377,000	VeriSign, Inc.	3.25	08/15/37	3,534,302
				131,748,706

Materials - 0.7%
9,220,000	Horsehead Holding Corp.	3.80	07/01/17	9,300,675
827,000	Kaiser Aluminum Corp.	4.50	04/01/15	1,159,346
10,081,000	Silver Standard Resources, Inc. (d)	2.88	02/01/33	9,028,796
2,150,000	Steel Dynamics, Inc.	5.13	06/15/14	2,424,125
2,948,000	Sterlite Industries India, Ltd.	4.00	10/30/14	2,901,938
1,544,000	Stillwater Mining Co.	1.75	10/15/32	1,848,940
1,300,000	United States Steel Corp.	2.75	04/01/19	1,321,125
				27,984,945

Telecommunication Services - 1.3%
9,000,000	Alaska Communications Systems Group, Inc. (d)	6.25	05/01/18	6,519,375

See Notes to Financial Statements.                               28                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$5,690,000	Blucora, Inc. (d)	4.25%	04/01/19	$5,921,156
7,950,000	Comtech Telecommunic-ations Corp.	3.00	05/01/29	8,168,625
5,970,000	Dealertrack Technologies, Inc.	1.50	03/15/17	6,395,362
4,978,000	InterDigital, Inc.	2.50	03/15/16	5,584,694
2,050,000	Ixia	3.00	12/15/15	2,711,125
1,471,000	SBA Communications Corp.	4.00	10/01/14	3,514,771
1,481,000	Virgin Media, Inc.	6.50	11/15/16	3,899,658
5,175,000	WebMD Health Corp.	2.25	03/31/16	5,097,375
3,824,000	WebMD Health Corp.	2.50	01/31/18	3,537,200
				51,349,341
Total Corporate Convertible Bonds (Cost $648,676,932)				776,897,786
Corporate Non-Convertible Bonds - 2.3%
Consumer Discretionary - 0.0%
1,416,000	Jarden Corp.	7.50	05/01/17	1,608,930

Consumer Staples - 0.0%
1,000,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu	7.88	08/15/19	1,107,500
Energy - 0.1%
1,420,000	Arch Coal, Inc.	7.00	06/15/19	1,288,650
470,000	CenterPoint Energy Resources Corp.	6.15	05/01/16	540,873
910,000	Newfield Exploration Co.	5.63	07/01/24	941,850
210,000	The Williams Cos., Inc.	7.88	09/01/21	268,768
				3,040,141

Financial - 1.6%
1,850,000	Abbey National Treasury Services PLC (d)	3.88	11/10/14	1,918,676
37,334	ADFITECH, Inc.	8.00	03/15/20	22,104
945,000	Bank of America Corp.	5.63	10/14/16	1,065,372
1,150,000	Bank of America Corp., MTN	7.38	05/15/14	1,231,042
20,000	Bank of America Corp., MTN, Series L	5.65	05/01/18	23,162
750,000	Bank of America NA BKNT	5.30	03/15/17	841,116
1,500,000	Bank of America NA BKNT	6.10	06/15/17	1,734,712

Principal	Security Description	Rate	Maturity	Value
$750,000	Bank of America NA BKNT (e)	0.58%	06/15/17	$721,965
375,000	Cantor Fitzgerald LP (d)	6.38	06/26/15	380,026
1,540,000	Chase Capital III, Series C (e)	0.84	03/01/27	1,291,675
925,000	Chase Capital VI (e)	0.92	08/01/28	771,219
2,475,000	CIT Group, Inc. (d)	6.63	04/01/18	2,833,875
135,000	Citigroup, Inc.	6.5	08/19/13	138,045
150,000	Citigroup, Inc.	5.85	08/02/16	171,017
90,000	Citigroup, Inc.	6.13	05/15/18	107,340
400,000	Citigroup, Inc. (e)	0.58	11/05/14	398,520
2,200,000	Citigroup, Inc. (e)	1.99	05/15/18	2,286,759
3,250,000	Citigroup, Inc. (e)	0.84	08/25/36	2,581,127
100,000	Credit Suisse New York	5.5	05/01/14	105,232
500,000	Credit Suisse New York	6	02/15/18	580,201
965,000	Discover Financial Services	3.85	11/21/22	995,259
925,000	Duke Realty LP REIT	7.38	02/15/15	1,025,168
500,000	ERP Operating LP REIT	5.2	04/01/13	500,000
800,000	Farmers Exchange Capital (d)	7.05	07/15/28	1,012,534
207,000	General Electric Capital Corp.	5.63	05/01/18	245,254
150,000	General Electric Capital Corp. MTN	3.1	01/09/23	148,820
150,000	General Electric Capital Corp., MTN	5.38	10/20/16	171,015
100,000	General Electric Capital Corp., MTN (e)	0.49	05/11/16	98,815
2,590,000	General Electric Capital Corp., MTN (e)	0.68	05/05/26	2,351,303
2,010,000	General Electric Capital Corp., MTN (e)	0.77	08/15/36	1,672,979
400,000	General Electric Capital Corp., MTN, Series A (e)	0.54	09/15/14	400,350
150,000	HBOS PLC, MTN (d)	6.75	05/21/18	167,471
100,000	HCP, Inc.	2.63	02/01/20	100,790
232,000	HCP, Inc. REIT	5.63	05/01/17	266,736
1,000,000	HCP, Inc., MTN REIT	6.3	09/15/16	1,158,997
1,380,000	Health Care REIT, Inc.	4.95	01/15/21	1,536,710

See Notes to Financial Statements.                               29                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$60,000	Health Care REIT, Inc.	5.25%	01/15/22	$67,810
35,000	Health Care REIT, Inc.	6.50	03/15/41	41,345
1,409,000	Healthcare Realty Trust, Inc. REIT	6.50	01/17/17	1,623,044
540,000	Healthcare Realty Trust, Inc. REIT	5.75	01/15/21	616,435
1,475,000	International Lease Finance Corp. (d)	6.75	09/01/16	1,674,125
725,000	JP Morgan Chase Capital XIII (e)	1.23	09/30/34	604,469
150,000	JPMorgan Chase & Co.	4.50	01/24/22	164,690
2,840,000	JPMorgan Chase Capital XXI, Series U (e)	1.25	02/02/37	2,287,620
450,000	JPMorgan Chase Capital XXIII (e)	1.29	05/15/47	356,625
1,600,000	Lloyds TSB Bank PLC	4.88	01/21/16	1,757,725
830,000	Macquarie Bank, Ltd. (d)	5.00	02/22/17	916,778
700,000	Macquarie Bank, Ltd. (d)	6.63	04/07/21	783,440
80,000	Merrill Lynch & Co., Inc., MTN (e)	8.68	05/02/17	91,000
80,000	Merrill Lynch & Co., Inc., MTN (e)	8.95	05/18/17	91,904
80,000	Merrill Lynch & Co., Inc., MTN (e)	9.57	06/06/17	93,904
200,000	Metropolitan Life Global Funding I (d)	1.50	01/10/18	199,668
1,645,000	Morgan Stanley	6.00	05/13/14	1,734,297
90,000	Morgan Stanley	4.20	11/20/14	94,240
925,000	Morgan Stanley, MTN (e)	0.75	10/18/16	901,945
1,250,000	Nationwide Health Properties, Inc.	6.00	05/20/15	1,382,782
2,575,000	Nationwide Mutual Insurance Co. (d)(e)	5.81	12/15/24	2,594,312
2,282,000	Nuveen Investments, Inc.	5.50	09/15/15	2,253,475
770,000	Raymond James Financial, Inc.	8.60	08/15/19	992,842

Principal	Security Description	Rate	Maturity	Value
$1,600,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership	5.00%	08/15/18	$1,746,568
250,000	The Bear Stearns Cos., LLC	5.70	11/15/14	269,547
75,000	The Bear Stearns Cos., LLC	7.25	02/01/18	93,306
250,000	The Goldman Sachs Group, Inc.	6.25	09/01/17	293,948
355,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	418,779
480,000	The Goldman Sachs Group, Inc.	7.50	02/15/19	601,249
1,500,000	The Goldman Sachs Group, Inc.	6.00	06/15/20	1,772,968
100,000	The Goldman Sachs Group, Inc., MTN, Series B (e)	0.70	07/22/15	99,033
477,000	Thornburg Mortgage, Inc. (f)(h)	8.00	05/15/13	38,160
1,100,000	Wachovia Corp. (e)	0.64	10/28/15	1,093,605
1,155,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (d)	7.50	06/02/14	1,241,337
15,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (d)	6.75	09/02/19	18,575
170,000	Weingarten Realty Investors, MTN REIT	4.99	09/03/13	172,870
1,000,000	WT Finance Aust Pty, Ltd. / Westfield Capital / WEA Finance, LLC (d)	5.13	11/15/14	1,065,960
				61,305,766

Healthcare - 0.1%
700,000	Boston Scientific Corp.	5.45	06/15/14	736,785
685,000	CHS/Community Health Systems, Inc.	8.00	11/15/19	762,063
605,000	CHS/Community Health Systems, Inc.	7.13	07/15/20	657,181

See Notes to Financial Statements.                               30                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$572,000	HCA, Inc.	7.88%	02/15/20	$633,490
1,463,000	HCA, Inc.	7.25	09/15/20	1,622,101
				4,411,620

Industrial - 0.0%
1,800,000	Maxim Crane Works LP / Maxim Finance Corp. (d)	12.25	04/15/15	1,894,500
125,000	Sydney Airport Finance Co. Pty, Ltd. (d)	3.90	03/22/23	127,235
				2,021,735

Materials - 0.0%
400,000	ArcelorMittal	6.75	02/25/22	437,884

Telecommunication Services - 0.2%
40,000	Cablevision Systems Corp.	5.88	09/15/22	39,750
995,000	CCO Holdings, LLC / CCO Holdings Capital Corp.	7.00	01/15/19	1,077,087
1,760,000	CenturyLink, Inc.	5.80	03/15/22	1,785,089
980,000	Intelsat Jackson Holdings SA	7.25	04/01/19	1,075,550
1,120,000	Intelsat Jackson Holdings SA	8.50	11/01/19	1,258,600
745,000	Windstream Corp.	8.13	09/01/18	819,500
				6,055,576

Utilities - 0.3%
1,570,000	Edison Mission Energy (h)	7.00	05/15/17	847,800
1,590,000	FirstEnergy Corp., Series A	2.75	03/15/18	1,609,856
2,850,000	GenOn Americas Generation, LLC	9.13	05/01/31	3,199,125
150,000	Metropolitan Edison Co. (d)	3.50	03/15/23	152,985
145,000	Oncor Electric Delivery Co., LLC	6.80	09/01/18	180,692
1,710,000	PNM Resources, Inc.	9.25	05/15/15	1,960,088
80,000	Public Service Co. of New Mexico	7.95	05/15/18	99,596
600,000	Sabine Pass LNG LP (d)	7.50	11/30/16	636,000
2,830,000	Southern Union Co. (e)	3.32	11/01/66	2,497,475
				11,183,617
Total Corporate Non-Convertible Bonds (Cost $81,439,118)				91,172,769

Principal	Security Description	Rate	Maturity	Value
Exchange Traded Note - 0.0%

$20,500	iPATH S&P 500 VIX Mid-Term Futures ETN (a) (Cost $948,087)		N/A	$441,570

Foreign Government Bonds - 0.0%

220,000	Kommunalban-ken AS (d)(e)	0.27%	08/28/14	220,015
230,000	Kommuninvest I Sverige AB (d)(e)	0.27	09/12/14	230,129
Total Foreign Government Bonds (Cost $450,000)				450,144

Interest Only Bonds - 0.1%

26,695,568	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B AIOC (e)	0.55	04/15/40	395,809
62,400,621	Residential Accredit Loans, Inc., Series 2006-QS11 AV (e)	0.33	08/25/36	883,374
30,449,261	Residential Accredit Loans, Inc., Series 2006-QS6 1AV (e)	0.73	06/25/36	958,284
68,797,231	Residential Accredit Loans, Inc., Series 2007-QS2 AV (e)	0.32	01/25/37	987,309
68,478,175	Residential Accredit Loans, Inc., Series 2007-QS3 AV (e)	0.32	02/25/37	778,289
Total Interest Only Bonds (Cost $2,867,674)				4,003,065

Municipal Bonds - 0.3%

California - 0.1%
60,000	State of California	6.20	03/01/19	73,010
2,065,000	State of California	5.70	11/01/21	2,506,497
70,000	State of California	6.65	03/01/22	88,332
750,000	State of California	7.95	03/01/36	939,143
55,000	State of California	7.30	10/01/39	76,344
				3,683,326

Illinois - 0.1%
1,625,000	City of Chicago	6.05	01/01/29	1,868,197
75,000	State of Illinois	5.67	03/01/18	85,756
1,000,000	State of Illinois	6.20	07/01/21	1,127,490
2,030,000	State of Illinois	4.95	06/01/23	2,126,242
185,000	State of Illinois	5.10	06/01/33	182,364
				5,390,049

See Notes to Financial Statements.                               31                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
North Carolina - 0.1%
$3,300,000	North Carolina State Education Assistance Authority, Series 2011-1 A3 (e)	1.20%	10/25/41	$3,361,644

Texas - 0.0%
100,000	City of Houston TX	6.29	03/01/32	126,184

Total Municipal Bonds (Cost $11,981,304)				12,561,203
Syndicated Loans - 0.1%

1,384,268	HCA, Inc. (e)	3.45	05/01/18	1,389,675
500,000	HCA, Inc. (e)	3.45	05/01/18	501,954
730,540	Texas Competitive Electric Holdings Co., LLC (e)	4.70	10/10/17	520,053
750,320	Texas Competitive Electric Holdings Co., LLC (e)	4.79	10/10/17	534,134
519,140	Texas Competitive Electric Holdings Co., LLC (e)	4.79	10/10/17	369,563
Total Syndicated Loans (Cost $3,104,971)				3,315,379
U.S. Government & Agency Obligations - 3.1%

Agency - 0.9%
280,000	FFCB, Series 0 (e)	0.20	09/19/14	280,116
3,940,000	FHLB	0.50	10/16/15	3,940,114
4,500,000	FHLB	0.50	01/08/16	4,503,321
215,000	FHLMC	0.60	03/28/16	215,209
2,255,000	FHLMC	0.75	10/05/16	2,255,241
2,700,000	FNMA	0.65	04/30/15	2,701,026
2,175,000	FNMA	0.50	10/22/15	2,177,175
4,390,000	FNMA	0.50	11/06/15	4,390,083
5,005,000	FNMA	0.50	01/29/16	5,008,629
4,750,000	FNMA	0.63	02/22/16	4,753,078
325,000	FNMA	0.65	03/28/16	325,387
4,520,000	FNMA	0.63	05/23/16	4,523,019
				35,072,398

Discount Note - 0.4%
3,185,000	FHLMC (i)	0.13	06/10/13	3,184,752
3,070,000	FHLMC (i)	0.12	07/08/13	3,069,582
8,055,000	FNMA (i)	0.11	07/17/13	8,053,800
				14,308,134

Interest Only Bonds - 0.4%
7,420,640	FHLMC, Series 3262, Class KS (e)	6.21	01/15/37	1,110,022
10,685,237	FHLMC, Series 3271, Class SB (e)	5.85	02/15/37	1,573,305

Principal	Security Description	Rate	Maturity	Value
$5,187,122	FHLMC, Series 3404, Class AS (e)	5.69%	01/15/38	$748,869
6,921,863	FHLMC, Series 4030, Class HS (e)	6.41	04/15/42	914,717
4,315,285	FNMA, Series 2005-92, Class US (e)	5.90	10/25/25	573,367
6,908,114	FNMA, Series 2006-125, Class SM (e)	7.00	01/25/37	1,071,641
440,472	FNMA, Series 2006-27, Class SH (e)	6.50	04/25/36	72,703
8,232,143	FNMA, Series 2007-52, Class LS (e)	5.85	06/25/37	1,286,672
2,114,908	FNMA, Series 2007-68, Class SC (e)	6.50	07/25/37	344,109
730,585	FNMA, Series 2007-77, Class SK (e)	5.67	08/25/37	100,428
8,869,724	FNMA, Series 2009-115, Class SB (e)	6.05	01/25/40	1,239,325
3,592,905	FNMA, Series 2010-112, Class PI	6.00	10/25/40	457,373
2,804,292	FNMA, Series 2010-35, Class IA	5.00	07/25/38	145,436
3,286,812	GNMA, Series 2007-78, Class SG (e)	6.34	12/20/37	551,086
4,554,953	GNMA, Series 2008-51, Class GS (e)	6.03	06/16/38	887,288
420,844	GNMA, Series 2009-106, Class KS (e)	6.20	11/20/39	66,995
796,963	GNMA, Series 2010-158, Class EI	4.00	12/16/25	87,420
287,559	GNMA, Series 2010-4, Class NS (e)	6.19	01/16/40	46,341
3,763,780	GNMA, Series 2010-4, Class SL (e)	6.20	01/16/40	625,754
7,633,718	GNMA, Series 2011-146, Class EI	5.00	11/16/41	1,369,265
6,631,129	GNMA, Series 2011-69, Class GI	5.00	05/16/40	1,001,855
9,693,124	GNMA, Series 2012-7, Class PI	3.50	01/20/38	1,000,773
				15,274,744

See Notes to Financial Statements.                               32                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
Mortgage Securities - 0.4%
$596,361	FHLMC Gold Pool #A95820	4.00%	12/01/40	$657,929
206,351	FHLMC Gold Pool #A96411	4.00	01/01/41	226,817
86,560	FHLMC Gold Pool #G01864	5.00	01/01/34	93,981
146,238	FHLMC Gold Pool #G05866	4.50	02/01/40	163,118
176,627	FHLMC Gold Pool #G06361	4.00	03/01/41	194,862
78,588	FHLMC Gold Pool #G13475	6.00	01/01/24	86,976
11,612	FHLMC Gold Pool #H03161	6.50	08/01/37	12,860
430,921	FHLMC Gold Pool #J13884	3.50	12/01/25	461,283
86,272	FHLMC Pool #1B3413 (e)	5.88	05/01/37	93,283
9,294	FHLMC Pool #1L0113 (e)	3.12	05/01/35	9,926
16,470	FHLMC, Series 2433, Class SA (e)	20.40	02/15/32	25,907
89,788	FHLMC, Series 2929, Class PE	5.00	05/15/33	91,559
577,365	FHLMC, Series 3442, Class MT (e)	0.20	07/15/34	528,050
215,000	FHLMC, Series K020, Class A2	2.37	05/25/22	216,018
575,000	FNCI25 - FNMA TBA	2.50	04/15/28	596,652
435,000	FNCI25 - FNMA TBA	2.50	04/15/28	451,380
540,000	FNCI25 - FNMA TBA	2.50	04/15/28	560,334
320,000	FNCL3 - FNMA TBA	3.00	04/15/43	330,150
470,000	FNCL3 - FNMA TBA	3.00	04/15/43	484,908
275,000	FNCL3 - FNMA TBA	3.00	04/15/43	283,723
325,000	FNCL3 - FNMA TBA	3.00	04/15/43	335,309
415,000	FNCL35 - FNMA TBA	3.50	05/15/43	437,306
295,000	FNCL60 - FNMA TBA	6.00	06/15/43	323,209
84,642	FNMA Pool #545639	6.50	04/01/32	97,231
13,764	FNMA Pool #555177 (e)	2.28	01/01/33	14,703
2,879	FNMA Pool #673743 (e)	2.88	11/01/32	2,894
135,089	FNMA Pool #734922	4.50	09/01/33	147,679
76,547	FNMA Pool #735646	4.50	07/01/20	82,524
51,021	FNMA Pool #735861	6.50	09/01/33	60,051

Principal	Security Description	Rate	Maturity	Value
$48,457	FNMA Pool #735881	6.00%	11/01/34	$54,542
31,556	FNMA Pool #764388 (e)	5.01	03/01/34	33,799
83,003	FNMA Pool #776708	5.00	05/01/34	92,996
17,674	FNMA Pool #841741 (e)	2.40	09/01/35	18,449
152,959	FNMA Pool #888219	5.50	03/01/37	167,053
40,859	FNMA Pool #895606 (e)	5.80	06/01/36	43,855
158,111	FNMA Pool #897164	6.50	08/01/36	178,659
225,678	FNMA Pool #962723	5.50	04/01/38	249,732
300,867	FNMA Pool #963997	5.50	06/01/38	338,745
69,105	FNMA Pool #974148	5.50	02/01/38	75,386
174,403	FNMA Pool #AB1613	4.00	10/01/40	191,494
180,361	FNMA Pool #AB3864	3.50	11/01/41	192,378
561,523	FNMA Pool #AB5215	3.00	05/01/27	596,232
163,923	FNMA Pool #AD0791	4.76	02/01/20	190,452
164,313	FNMA Pool #AE0600	3.98	11/01/20	185,347
164,982	FNMA Pool #AE0605	4.67	07/01/20	191,722
425,216	FNMA Pool #AH3428	3.50	01/01/26	461,154
194,570	FNMA Pool #AJ0764	4.50	09/01/41	210,089
273,680	FNMA Pool #AL0149	4.00	02/01/41	298,791
234,755	FNMA Pool #AL0851	6.00	10/01/40	257,487
215,000	FNMA Pool #AL3306 (f)	0.00	04/25/23	216,839
179,220	FNMA Pool #FN0009	3.42	10/01/20	196,106
393,852	FNMA Pool #MA1278	2.50	12/01/22	412,606
53,565	FNMA, Series 2001-52, Class YZ	6.50	10/25/31	63,128
24,081	FNMA, Series 2001-81, Class QG	6.50	01/25/32	27,305
937,456	FNMA, Series 2003-64, Class KS (e)	9.38	07/25/18	1,039,970
225,000	FNMA, Series 2006-4, Class WE	4.50	02/25/36	236,520
340,000	FNMA, Series 2010-M1, Class A2	4.45	09/25/19	386,497

See Notes to Financial Statements.                               33                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate	Maturity	Value
$287,593	FNMA, Series 2012-M12, Class 1A (e)	2.84%	08/25/22	$303,584
355,000	G2SF3 - GNMA TBA	3.00	04/15/43	370,920
200,000	G2SF35 - GNMA TBA	3.50	04/15/43	213,906
8,427	GNMA II Pool #080610 (e)	1.75	06/20/32	8,865
21,649	GNMA II Pool #081136 (e)	2.13	11/20/34	22,626
25,665	GNMA II Pool #081432 (e)	1.75	08/20/35	26,982
22,970	GNMA II Pool #081435 (e)	1.75	08/20/35	24,150
				14,648,988

Principal Only Bonds - 0.0%
1,509,189	FHLMC, Series 3885, Class PO	0.00	11/15/33	1,437,188

U.S. Treasury Securities - 1.0%
2,360,000	U.S. Treasury Bill (j)	0.05 - 0.14	04/04/13	2,359,998
140,000	U.S. Treasury Inflation Indexed Bonds	2.13	02/15/41	208,772
2,555,000	U.S. Treasury Inflation Indexed Bond	1.88	07/15/13	3,268,054
1,570,000	U.S. Treasury Inflation Indexed Bond	2.00	01/15/14	2,022,697
9,705,000	U.S. Treasury Inflation Indexed Bond	1.25	04/15/14	10,914,864
1,345,000	U.S. Treasury Inflation Indexed Bond	2.00	07/15/14	1,739,937
9,685,000	U.S. Treasury Inflation Indexed Bond	0.50	04/15/15	10,815,600
140,000	U.S. Treasury Inflation Indexed Bond	0.13	04/15/16	155,255
1,465,000	U.S. Treasury Inflation Indexed Bond	0.13	04/15/17	1,602,869
1,030,000	U.S. Treasury Note	1.13	06/15/13	1,032,334
1,300,000	U.S. Treasury Note	0.75	06/30/17	1,307,719
890,000	U.S. Treasury Note	0.75	10/31/17	892,712
1,845,000	U.S. Treasury Note	0.75	12/31/17	1,847,740
210,000	U.S. Treasury Note	3.50	02/15/18	237,792
370,000	U.S. Treasury Note	0.75	03/31/18	369,595
65,000	U.S. Treasury Note	1.63	11/15/22	63,858
				38,839,796

				Value
Total U.S. Government & Agency Obligations (Cost $114,378,077)				$119,581,248
Total Fixed Income Securities (Cost $1,103,596,146)				1,282,944,085

Shares	Security Description			Value
Rights - 0.0%
150,000	Comdisco Holding Co., Inc. (a)(k) (Cost $43,783)			10,500

Investment Companies - 9.2%
23,000	American Select Portfolio			245,410
37,632	BlackRock Credit Allocation Income Trust			526,848
61,990	BlackRock Floating Rate Income Fund			975,723
1,403,000	Consumer Staples Select Sector SPDR Fund			55,783,280
69,698	Eaton Vance Limited Duration Income Fund			1,191,836
42,269	Global X Silver Miners ETF			767,182
125,350	Invesco Senior Income Trust			719,509
21,000	iShares Barclays TIPS Bond Fund			2,546,250
13,500	iShares iBoxx $ High Yield Corporate Bond Fund			1,273,725
42,271	Market Vectors Gold Miners ETF			1,599,957
126,805	Market Vectors Junior Gold Miners ETF			2,122,716
70,200	Nuveen Credit Strategies Income Fund			733,590
61,198	PCM Fund, Inc.			805,366
11,800	Pimco Dynamic Income Fund			366,980
30,000	PIMCO Income Opportunity Fund			927,300
98,012	PIMCO Income Strategy Fund II			1,123,217
8,750	ProShares UltraShort 20+ Year Treasury (a)			574,962
31,100	SPDR Barclays High Yield Bond ETF			1,278,521
1,632,062	SPDR S&P 500 ETF Trust			255,499,306
59,176	SPDR S&P Metals & Mining ETF (b)(c)			2,389,527
1,800,000	Sprott Physical Gold Trust (a)			24,354,000
Total Investment Companies (Cost $279,060,767)				355,805,205

Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 0.2%
Commercial Paper - 0.2%
$4,820,000	RBS Holdings USA, Inc. (j)	0.35%	08/20/13	4,813,393
4,795,000	UBS Finance Delaware, LLC (j)	0.23	06/21/13	4,792,518
Total Commercial Paper (Cost $9,605,911)				9,605,911
Total Short-Term Investments (Cost $9,605,911)				9,605,911

See Notes to Financial Statements.                               34                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Contracts	Security Description	Strike Price	Exp. Date	Value
Purchased Options - 2.0%
Call Options Purchased - 1.3%
238	Accenture PLC, Class A	$55.00	01/13	$518,840
1,750	Bed Bath & Beyond, Inc.	45.00	01/13	3,596,250
225	Berkshire Hathaway, Inc., Class B	75.00	01/13	709,875
4,650	General Motors Co.	20.00	01/13	4,278,000
3,780	Johnson & Johnson	55.00	01/13	9,979,200
1,700	Lowe's Cos., Inc.	25.00	01/13	2,278,000
12,850	SPDR S&P 500 ETF Trust	170.00	01/13	2,608,550
465	Target Corp.	45.00	01/13	1,199,700
1,625	The Bank of New York Mellon Corp.	20.00	01/13	1,332,500
743	The Boeing Co.	60.00	01/13	1,950,375
3,150	The Coca-Cola Co.	30.00	01/13	3,260,250
1,100	The Walt Disney Co.	48.00	04/13	946,000
1,167	The Walt Disney Co.	35.00	01/13	2,643,255
277	United Parcel Service, Inc., Class B	60.00	01/13	722,970
2,030	Walgreen Co.	25.00	01/13	4,567,500
2,293	Wal-Mart Stores, Inc.	55.00	01/13	4,574,535
4,460	Wells Fargo & Co.	25.00	01/13	5,374,300
Total Call Options Purchased (Premiums Paid $34,900,845)				50,540,100

Put Options Purchased - 0.7%
50	Amazon.com, Inc.	235.00	04/13	1,950
144	Caterpillar, Inc.	82.50	05/13	17,712
128	Cummins, Inc.	97.50	06/13	14,080
845	CurrencyShares Australian Dollar Trust ETF	100.00	01/13	198,575
8,454	Financial Select Sector SPDR Fund	17.00	05/13	101,448
700	iShares MSCI Brazil Index Fund	51.00	06/13	56,700
1,902	iShares MSCI Emerging Markets Index Fund	40.00	04/13	15,216
1,057	iShares Russell 2000 Index Fund	93.00	04/13	90,902
3,200	iShares Russell 2000 Index Fund	77.00	05/13	28,800
3,715	iShares Russell 2000 Index Fund	75.00	05/13	18,575
540	Market Vectors Russia ETF	26.00	05/13	18,900

Contracts	Security Description	Strike Price	Exp. Date	Value
1,691	SPDR S&P 500 ETF Trust	$155.00	04/13	$1,691
634	SPDR S&P 500 ETF Trust	155.00	04/13	67,838
850	SPDR S&P 500 ETF Trust	140.00	05/13	2,295
43,300	SPDR S&P 500 ETF Trust	147.00	01/13	25,590,300
28,600	SPDR S&P 500 ETF Trust	95.00	01/13	1,172,600
800	SPDR S&P Metals & Mining ETF	41.00	06/13	188,000
310	Vale SA, ADR	17.00	06/13	31,000
Total Put Options Purchased (Premiums Paid $56,721,522)				27,616,582
Total Purchased Options Purchased (Premiums Paid $91,622,367)				78,156,682
Total Long Positions - 85.4% (Cost $2,712,580,041)*				$3,319,704,404
Total Short Positions - (34.1)% (Cost $(1,231,038,399))*				(1,324,021,213)
Total Written Positions - (1.0)% (Premiums Received $(40,889,318))*				(38,508,087)
Other Assets & Liabilities, Net - 49.7%				1,931,071,905
Net Assets – 100.0%				$3,888,247,009

See Notes to Financial Statements.                               35                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2013

Shares	Security Description	Value

Short Positions - (34.1)%
Equity Securities – (33.1)%
Common Stock - (33.1)%
Consumer Discretionary - (7.0)%
(9,300)	Advance Auto Parts, Inc.	$(768,645)
(36,600)	Allison Transmission Holdings, Inc.	(878,766)
(17,400)	America's Car-Mart, Inc.	(813,276)
(21,400)	Apollo Group, Inc., Class A	(372,146)
(77,400)	Arcos Dorados Holdings, Inc., Class A	(1,021,680)
(18,100)	Autoliv, Inc.	(1,251,434)
(32,437)	Beazer Homes USA, Inc.	(513,802)
(264,100)	bebe stores, inc.	(1,101,297)
(21,600)	Big Lots, Inc.	(761,832)
(52,200)	Brookdale Senior Living, Inc.	(1,455,336)
(13,600)	Cabela's, Inc.	(826,608)
(106,600)	Caesars Entertainment Corp.	(1,690,676)
(391,500)	Callaway Golf Co.	(2,591,730)
(37,400)	CarMax, Inc.	(1,559,580)
(9,800)	Casey's General Stores, Inc.	(571,340)
(37,400)	Chemed Corp.	(2,991,252)
(67,100)	Coach, Inc.	(3,354,329)
(18,600)	Conn's, Inc.	(667,740)
(24,300)	Darden Restaurants, Inc.	(1,255,824)
(136,900)	Dick's Sporting Goods, Inc.	(6,475,370)
(5,495)	DineEquity, Inc.	(378,001)
(12,000)	DIRECTV	(679,320)
(88,700)	Dollar General Corp.	(4,486,446)
(18,500)	Dollar Tree, Inc.	(895,955)
(100,478)	DR Horton, Inc.	(2,441,615)
(37,900)	DreamWorks Animation SKG, Inc., Class A	(718,584)
(34,600)	Emeritus Corp.	(961,534)
(92,602)	Equinix, Inc.	(20,030,739)
(47,600)	Family Dollar Stores, Inc.	(2,810,780)
(162,500)	Fastenal Co.	(8,344,375)
(104,300)	Fossil, Inc.	(10,075,380)
(16,907)	FTI Consulting, Inc.	(636,718)
(137,500)	Genuine Parts Co.	(10,725,000)
(8,457)	GNC Holdings, Inc., Class A	(332,191)
(20,400)	Guess?, Inc.	(506,532)
(97,500)	Harley-Davidson, Inc.	(5,196,750)
(18,500)	Hasbro, Inc.	(812,890)
(102,772)	Hawaiian Holdings, Inc.	(591,967)
(740,400)	Hertz Global Holdings, Inc.	(16,481,304)
(33,771)	Home Inns & Hotels Management, Inc., ADR	(1,006,038)
(243,500)	JAKKS Pacific, Inc.	(2,554,315)
(137,300)	JC Penney Co., Inc.	(2,074,603)
(72,228)	JetBlue Airways Corp.	(498,373)
(250,000)	Johnson Controls, Inc.	(8,767,500)
(118,174)	KB Home	(2,572,648)
(153,400)	L Brands, Inc.	(6,850,844)
(9,700)	Landauer, Inc.	(546,886)
(95,666)	Lennar Corp., Class A	(3,968,226)
(3,258)	Live Nation Entertainment, Inc.	(40,301)
(32,800)	LKQ Corp.	(713,728)
(2,113)	Lululemon Athletica, Inc.	(131,746)
(172,400)	M/I Homes, Inc.	(4,215,180)
(10,566)	Marriott International, Inc., Class A	(446,202)
(14,700)	Meritage Homes Corp.	(688,842)
(35,031)	MGM Resorts International	(460,658)
(2,959)	Mohawk Industries, Inc.	(334,722)
(53,800)	Monro Muffler Brake, Inc.	(2,136,398)
(29,100)	Navistar International Corp.	(1,005,987)
Shares	Security Description	Value

(72,900)	Nordstrom, Inc.	$(4,026,267)
(101,700)	Nu Skin Enterprises, Inc., Class A	(4,495,140)
(20,900)	Owens & Minor, Inc.	(680,504)
(26,700)	Penn National Gaming, Inc.	(1,453,281)
(26,611)	priceline.com, Inc.	(18,306,505)
(107,950)	Pricesmart, Inc.	(8,401,748)
(86,200)	Quiksilver, Inc.	(523,234)
(108,900)	Rackspace Hosting, Inc.	(5,497,272)
(3,700)	Ralph Lauren Corp.	(626,447)
(483,964)	Regis Corp.	(8,803,305)
(10,500)	Ross Stores, Inc.	(636,510)
(106,700)	Ruby Tuesday, Inc.	(786,379)
(42,000)	Saks, Inc.	(481,740)
(19,021)	Sally Beauty Holdings, Inc.	(558,837)
(8,800)	Sears Holdings Corp.	(439,736)
(121,500)	Signet Jewelers, Ltd.	(8,140,500)
(41,000)	SkyWest, Inc.	(658,050)
(327,300)	Southwest Airlines Co.	(4,412,004)
(591,024)	Standard Pacific Corp.	(5,106,447)
(6,340)	Tesla Motors, Inc.	(240,223)
(8,452)	The Cheesecake Factory, Inc.	(326,332)
(33,108)	The Goodyear Tire & Rubber Co.	(417,492)
(106,000)	The Home Depot, Inc.	(7,396,680)
(137,379)	The Interpublic Group of Cos., Inc.	(1,790,048)
(74,200)	The Pep Boys-Manny, Moe & Jack	(874,818)
(40,200)	The Ryland Group, Inc.	(1,673,124)
(29,504)	TIBCO Software, Inc.	(596,571)
(21,700)	Tiffany & Co.	(1,509,018)
(5,254)	Time Warner Cable, Inc.	(504,699)
(118,300)	Titan Machinery, Inc.	(3,282,825)
(16,857)	Toll Brothers, Inc.	(577,184)
(1,691)	Ulta Salon Cosmetics & Fragrance, Inc.	(137,258)
(130,400)	Under Armour, Inc., Class A	(6,676,480)
(38,163)	United Continental Holdings, Inc.	(1,221,598)
(33,000)	ValueClick, Inc.	(975,150)
(192,700)	Wabash National Corp.	(1,957,832)
(9,900)	Wal-Mart Stores, Inc.	(740,817)
(53,251)	WESCO International, Inc.	(3,866,555)
(14,900)	World Fuel Services Corp.	(591,828)
(68,000)	Yum! Brands, Inc.	(4,891,920)

		(271,324,299)

Consumer Staples - (2.1)%
(75,700)	Adecoagro SA	(582,133)
(6,340)	Align Technology, Inc.	(212,453)
(31,550)	Bunge, Ltd.	(2,329,336)
(12,681)	Campbell Soup Co.	(575,210)
(77,400)	Capital Senior Living Corp.	(2,045,682)
(14,881)	Chiquita Brands International, Inc.	(115,477)
(10,568)	Colgate-Palmolive Co.	(1,247,341)
(6,200)	DaVita Healthcare Partners, Inc.	(735,258)
(19,600)	Dentsply International, Inc.	(831,432)
(117,400)	Dole Food Co., Inc.	(1,279,660)
(184,800)	Dynavax Technologies Corp.	(410,256)
(14,200)	Elizabeth Arden, Inc.	(571,550)
(44,200)	Endologix, Inc.	(713,830)
(137,900)	Exact Sciences Corp.	(1,351,420)
(15,800)	Express Scripts Holding Co.	(910,870)
(55,000)	Green Dot Corp., Class A	(919,050)
(68,000)	Halozyme Therapeutics, Inc.	(392,360)
(11,100)	HeartWare International, Inc.	(981,573)
(23,201)	Iron Mountain, Inc.	(842,428)
(12,000)	Kellogg Co.	(773,160)
(28,300)	Masimo Corp.	(555,246)

See Notes to Financial Statements.                               36                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2013

Shares	Security Description	Value

(6,340)	Mead Johnson Nutrition Co.	$(491,033)
(10,143)	Monster Beverage Corp.	(484,227)
(7,700)	Onyx Pharmaceuticals, Inc.	(684,222)
(215,800)	OraSure Technologies, Inc.	(1,165,320)
(35,900)	Pacira Pharmaceuticals, Inc.	(1,036,074)
(111,488)	Post Holdings, Inc.	(4,786,180)
(14,000)	ResMed, Inc.	(649,040)
(36,100)	Ritchie Bros. Auctioneers, Inc.	(783,370)
(197,500)	ServiceSource International, Inc.	(1,396,325)
(23,500)	Sysco Corp.	(826,495)
(16,909)	The Coca-Cola Co.	(683,800)
(90,900)	The Estee Lauder Cos., Inc., Class A	(5,820,327)
(14,300)	The Fresh Market, Inc.	(611,611)
(19,400)	The Hain Celestial Group, Inc.	(1,184,952)
(28,119)	Tootsie Roll Industries, Inc.	(841,039)
(219,200)	Tyson Foods, Inc., Class A	(5,440,544)
(6,339)	United Natural Foods, Inc.	(311,879)
(583,100)	United Rentals, Inc.	(32,053,007)
(39,246)	Universal Corp.	(2,199,346)
(19,300)	Valassis Communications, Inc.	(576,491)
(40,500)	Vantiv, Inc., Class A	(961,470)
(9,500)	Varian Medical Systems, Inc.	(684,000)
(12,500)	WellCare Health Plans, Inc.	(724,500)
		(82,770,977)

Energy - (1.1)%
(143,100)	Abraxas Petroleum Corp.	(330,561)
(2,338)	Alpha Natural Resources, Inc.	(19,195)
(19,500)	Approach Resources, Inc.	(479,895)
(226,100)	Arch Coal, Inc.	(1,227,723)
(43,300)	Cheniere Energy, Inc.	(1,212,400)
(82,634)	Chesapeake Energy Corp.	(1,686,560)
(148,415)	Cobalt International Energy, Inc.	(4,185,303)
(7,200)	Concho Resources, Inc.	(701,496)
(46,200)	Enbridge, Inc.	(2,150,148)
(67,414)	Energy XXI Bermuda, Ltd.	(1,835,009)
(1,422)	Goodrich Petroleum Corp.	(22,254)
(19,300)	Gulfport Energy Corp.	(884,519)
(97,600)	Helix Energy Solutions Group, Inc.	(2,233,088)
(15,000)	Hornbeck Offshore Services, Inc.	(696,900)
(188,000)	Magnum Hunter Resources Corp.	(753,880)
(56,990)	Newpark Resources, Inc.	(528,867)
(13,900)	ONEOK, Inc.	(662,613)
(18,843)	Peabody Energy Corp.	(398,530)
(171,549)	Penn Virginia Corp.	(693,058)
(6,700)	Pioneer Natural Resources Co.	(832,475)
(65,900)	Resolute Energy Corp.	(758,509)
(15,800)	Rosetta Resources, Inc.	(751,764)
(68,774)	Sanchez Energy Corp.	(1,369,978)
(474,460)	SandRidge Energy, Inc.	(2,500,404)
(40,452)	SEACOR Holdings, Inc.	(2,980,503)
(36,800)	Seadrill, Ltd.	(1,369,328)
(17,700)	Southwestern Energy Co.	(659,502)
(33,600)	Spectra Energy Corp.	(1,033,200)
(20,936)	Stone Energy Corp.	(455,358)
(84,640)	Subsea 7 SA	(2,016,101)
(23,900)	Thermon Group Holdings, Inc.	(530,819)
(24,000)	Ultra Petroleum Corp.	(482,400)
(710,400)	Vantage Drilling Co.	(1,243,200)
(103,138)	Western Refining, Inc.	(3,652,117)
		(41,337,657)

Financial - (8.4)%
(10,850)	Affiliated Managers Group, Inc.	(1,666,235)
(15,842,000)	Agricultural Bank of China, Ltd., Class H	(7,591,866)
Shares	Security Description	Value

(99,038)	Air Lease Corp.	$(2,903,794)
(14,216)	Alexandria Real Estate Equities, Inc. REIT	(1,009,052)
(442,609)	American Equity Investment Life Holding Co.	(6,590,448)
(82,826)	Amtrust Financial Services, Inc.	(2,869,921)
(55,779)	Aspen Insurance Holdings, Ltd.	(2,151,954)
(182,900)	Astoria Financial Corp.	(1,803,394)
(2,284,895)	Banco Santander SA, ADR	(15,560,135)
(1,129,800)	Bank of America Corp.	(13,760,964)
(16,510,000)	Bank of China, Ltd., Class H	(7,656,762)
(11,179,000)	Bank of Communications Co., Ltd., Class H	(8,367,095)
(700,208)	Barclays PLC, ADR	(12,435,694)
(7,000)	Berkshire Hathaway, Inc., Class B	(729,400)
(12,200)	BRE Properties, Inc., REIT	(593,896)
(103,900)	Brookfield Office Properties, Inc.	(1,783,963)
(8,200)	Camden Property Trust REIT	(563,176)
(4,227)	Canadian Imperial Bank of Commerce	(331,552)
(16,800)	Cardinal Health, Inc.	(699,216)
(751,196)	CBIZ, Inc.	(4,792,630)
(14,627,000)	China CITIC Bank Corp, Ltd., Class H	(8,780,854)
(9,132,000)	China Construction Bank Corp., Class H	(7,458,487)
(4,255,000)	China Merchants Bank Co., Ltd., Class H	(9,011,498)
(296,127)	Deutsche Bank AG	(11,584,488)
(48,378)	DFC Global Corp.	(805,010)
(84,900)	eHealth, Inc.	(1,518,012)
(179,252)	Encore Capital Group, Inc.	(5,395,485)
(8,500)	Equity Lifestyle Properties, Inc. REIT	(652,800)
(509,500)	Erste Group Bank AG	(14,191,928)
(16,908)	Financial Engines, Inc.	(612,408)
(124,900)	First Horizon National Corp.	(1,333,932)
(23,542)	Forest City Enterprises, Inc., Class A	(418,341)
(218,807)	Forestar Group, Inc.	(4,783,121)
(1,443,909)	Grupo Financiero Banorte SAB de CV, O Shares	(11,535,888)
(95,500)	HCP, Inc. REIT	(4,761,630)
(130,453)	Health Care REIT, Inc.	(8,859,063)
(13,900)	Highwoods Properties, Inc. REIT	(550,023)
(11,700)	Home Properties, Inc. REIT	(742,014)
(6,008)	Huntington Bancshares, Inc.	(44,399)
(10,847,000)	Industrial & Commercial Bank of China, Ltd., Class H	(7,601,585)
(72,800)	Interactive Brokers Group, Inc., Class A	(1,085,448)
(91,028)	iStar Financial, Inc., REIT	(991,295)
(118,400)	Kennedy-Wilson Holdings, Inc.	(1,836,384)
(63,573)	KeyCorp	(633,187)
(18,145)	Knight Capital Group, Inc., Class A	(67,499)
(3,673)	Leucadia National Corp.	(100,750)
(51,500)	MBIA, Inc.	(528,905)
(275,121)	Meadowbrook Insurance Group, Inc.	(1,939,603)
(44,442)	MetLife, Inc.	(1,689,685)
(17,078)	MGIC Investment Corp.	(84,536)
(592,455)	National Financial Partners Corp.	(13,288,766)
(1,439,000)	Nordea Bank AB	(16,296,691)
(78,500)	Old Republic International Corp.	(997,735)
(93,457)	Oriental Financial Group, Inc.	(1,449,518)
(816,500)	OTP Bank PLC	(14,734,493)
(22,100)	Paychex, Inc.	(775,047)
(159,000)	Plum Creek Timber Co., Inc. REIT	(8,299,800)
(5,800)	Public Storage REIT	(883,456)
(178,960)	Radian Group, Inc.	(1,916,662)

See Notes to Financial Statements.                               37                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2013

Shares	Security Description	Value

(44,000)	Retail Opportunity Investments Corp. REIT	$(616,440)
(136,000)	Royal Bank of Canada	(8,200,800)
(56,700)	Southside Bancshares, Inc.	(1,191,267)
(682,000)	Swedbank AB, Class A	(15,510,109)
(736,462)	Synovus Financial Corp.	(2,040,000)
(38,300)	TD Ameritrade Holding Corp.	(789,746)
(14,800)	Texas Capital Bancshares, Inc.	(598,660)
(200,300)	TFS Financial Corp.	(2,169,249)
(39,400)	The Bank of New York Mellon Corp.	(1,102,806)
(37,800)	The Charles Schwab Corp.	(668,682)
(24,200)	The Progressive Corp.	(611,534)
(115,100)	Valley National Bancorp	(1,178,624)
(12,400)	Verisk Analytics, Inc., Class A	(764,212)
(94,100)	ViewPoint Financial Group, Inc.	(1,892,351)
(24,621)	Walter Investment Management Corp. REIT	(917,132)
(47,400)	Washington Real Estate Investment Trust REIT	(1,319,616)
(350,300)	Wells Fargo & Co.	(12,957,597)
(14,400)	Westamerica Bancorp.	(652,752)
(315,700)	Weyerhaeuser Co. REIT	(9,906,666)
(46,331)	Wintrust Financial Corp.	(1,716,100)
(75,200)	WisdomTree Investments, Inc.	(782,080)
		(327,687,996)

Healthcare - (2.5)%
(658,318)	Accuray, Inc.	(3,054,595)
(39,314)	Alere, Inc.	(1,003,686)
(4,227)	Alexion Pharmaceuticals, Inc.	(389,476)
(9,600)	Becton Dickinson and Co.	(917,856)
(20,460)	Cerner Corp.	(1,938,585)
(321,901)	Cubist Pharmaceuticals, Inc.	(15,071,405)
(1,386)	Dendreon Corp.	(6,556)
(6,339)	Edwards Lifesciences Corp.	(520,812)
(186,135)	Endo Health Solutions, Inc.	(5,725,513)
(140,447)	Exelixis, Inc.	(648,865)
(14,600)	Gilead Sciences, Inc.	(714,378)
(61,272)	HealthSouth Corp.	(1,615,743)
(18,200)	Hill-Rom Holdings, Inc.	(641,004)
(20,560)	Illumina, Inc.	(1,110,240)
(38,200)	ImmunoGen, Inc.	(613,492)
(54,200)	Insulet Corp.	(1,401,612)
(60,143)	Isis Pharmaceuticals, Inc.	(1,018,822)
(7,700)	Laboratory Corp. of America Holdings	(694,540)
(55,100)	Medivation, Inc.	(2,577,027)
(155,709)	Molina Healthcare, Inc.	(4,806,737)
(700,100)	Mylan, Inc.	(20,260,894)
(10,315)	NuVasive, Inc.	(219,813)
(49,962)	Omnicare, Inc.	(2,034,453)
(52,100)	Optimer Pharmaceuticals, Inc.	(619,990)
(7,800)	Perrigo Co.	(926,094)
(2,113)	Regeneron Pharmaceuticals, Inc.	(372,733)
(124,700)	Sequenom, Inc.	(517,505)
(10,300)	Techne Corp.	(698,855)
(60,300)	Teleflex, Inc.	(5,095,953)
(27,018)	The Medicines Co.	(902,942)
(205,503)	Theravance, Inc.	(4,853,981)
(6,341)	UnitedHealth Group, Inc.	(362,769)
(35,600)	VCA Antech, Inc.	(836,244)
(334,600)	ViroPharma, Inc.	(8,418,536)
(252,575)	Volcano Corp.	(5,622,319)
(14,524)	WellPoint, Inc.	(961,924)
(37,352)	Wright Medical Group, Inc.	(889,351)
		(98,065,300)

Shares	Security Description	Value
Industrial - (5.8)%
(4,227)	3M Co.	$(449,372)
(27,300)	ADA-ES, Inc.	(725,361)
(93,800)	Aerovironment, Inc.	(1,700,594)
(17,000)	Agilent Technologies, Inc.	(713,490)
(162,640)	Altra Holdings, Inc.	(4,427,061)
(262,499)	AM Castle & Co.	(4,593,733)
(27,400)	Armstrong World Industries, Inc.	(1,531,386)
(501,100)	Atlas Copco AB, Class A	(14,225,856)
(43,400)	Bristow Group, Inc.	(2,861,796)
(94,800)	Builders FirstSource, Inc.	(555,528)
(99,800)	Caterpillar, Inc.	(8,679,606)
(177,012)	Cemex SAB de CV, ADR	(2,161,317)
(10,500)	CH Robinson Worldwide, Inc.	(624,330)
(32,700)	Clean Harbors, Inc.	(1,899,543)
(289,600)	Colfax Corp.	(13,477,984)
(18,900)	Con-way, Inc.	(665,469)
(47,900)	Costamare, Inc.	(761,131)
(463,525)	Covanta Holding Corp.	(9,340,029)
(15,200)	Crown Holdings, Inc.	(632,472)
(240,800)	Donaldson Co., Inc.	(8,714,552)
(500,081)	DryShips, Inc.	(1,020,165)
(158,507)	Eaton Corp. PLC	(9,708,554)
(91,100)	Emerson Electric Co.	(5,089,757)
(124,900)	EnerSys, Inc.	(5,692,942)
(16,900)	Expeditors International of Washington, Inc.	(603,499)
(108,000)	FLSmidth & Co. A/S	(6,537,858)
(48,300)	Fluidigm Corp.	(894,033)
(153,800)	Fluor Corp.	(10,201,554)
(17,900)	Fortune Brands Home & Security, Inc.	(669,997)
(514,684)	Genco Shipping & Trading, Ltd.	(1,482,290)
(20,300)	Generac Holdings, Inc.	(717,402)
(70,347)	General Cable Corp.	(2,576,811)
(448,700)	General Electric Co.	(10,373,944)
(9,195)	Greenbrier Cos., Inc.	(208,818)
(169,700)	Greif, Inc., Class A	(9,099,314)
(241,021)	Griffon Corp.	(2,872,970)
(42,200)	HMS Holdings Corp.	(1,145,730)
(38,500)	II-VI, Inc.	(656,040)
(6,600)	Joy Global, Inc.	(392,832)
(175,472)	Kaman Corp.	(6,223,992)
(7,000)	Kansas City Southern	(776,300)
(16,800)	National Instruments Corp.	(550,200)
(13,100)	OSI Systems, Inc.	(815,999)
(61,883)	PHH Corp.	(1,358,951)
(3,100)	Precision Castparts Corp.	(587,822)
(10,800)	Roper Industries, Inc.	(1,374,948)
(110,000)	RTI International Metals, Inc.	(3,485,900)
(585,700)	Sandvik AB	(9,005,860)
(34,300)	Sensata Technologies Holding NV	(1,127,441)
(38,900)	Ship Finance International, Ltd.	(686,196)
(35,200)	Simpson Manufacturing Co., Inc.	(1,077,472)
(452,300)	SKF AB, Class B	(11,028,914)
(38,700)	Spirit Aerosystems Holdings, Inc., Class A	(734,913)
(7,500)	Stericycle, Inc.	(796,350)
(103,930)	Swift Transportation Co.	(1,473,727)
(50,300)	Textainer Group Holdings, Ltd.	(1,989,365)
(22,400)	The Babcock & Wilcox Co.	(636,384)
(10,700)	TransDigm Group, Inc.	(1,636,244)
(21,000)	Trimble Navigation, Ltd.	(629,160)
(7,186)	United Technologies Corp.	(671,388)
(45,200)	Valmont Industries, Inc.	(7,108,604)
(310,984)	Vishay Intertechnology, Inc.	(4,232,492)

See Notes to Financial Statements.                               38                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2013

Shares	Security Description	Value

(9,900)	Vulcan Materials Co.	$(511,830)
(224,000)	Wartsila OYJ Abp	(10,064,067)
(50,100)	Waste Connections, Inc.	(1,802,598)
(64,200)	Waste Management, Inc.	(2,517,282)
(5,800)	Waters Corp.	(544,678)
(24,300)	Werner Enterprises, Inc.	(586,602)
(68,710)	XPO Logistics, Inc.	(1,157,076)
		(223,877,875)

Information Technology - (3.3)%
(25,500)	Advent Software, Inc.	(713,235)
(237,800)	Akamai Technologies, Inc.	(8,391,962)
(4,700)	Alliance Data Systems Corp.	(760,883)
(8,454)	Altera Corp.	(299,863)
(78,200)	ANSYS, Inc.	(6,367,044)
(160,000)	Autodesk, Inc.	(6,598,400)
(23,747)	Bottomline Technologies (de), Inc.	(677,027)
(17,400)	Broadcom Corp., Class A	(603,258)
(21,600)	Broadridge Financial Solutions, Inc.	(536,544)
(70,800)	CACI International, Inc., Class A	(4,097,196)
(673,648)	Cadence Design Systems, Inc.	(9,383,917)
(17,900)	Cavium, Inc.	(694,699)
(37,400)	CGI Group, Inc., Class A	(1,015,784)
(24,900)	Check Point Software Technologies, Ltd.	(1,170,051)
(115,329)	Ciena Corp.	(1,846,417)
(17,500)	Cornerstone OnDemand, Inc.	(596,750)
(28,000)	Diebold, Inc.	(848,960)
(1,700)	Digital River, Inc.	(24,038)
(11,800)	DST Systems, Inc.	(840,986)
(13,793)	Electronic Arts, Inc.	(244,136)
(25,600)	Electronics for Imaging, Inc.	(649,216)
(12,679)	Fortinet, Inc.	(300,239)
(68,900)	Freescale Semiconductor, Ltd.	(1,025,921)
(44,700)	Fusion-io, Inc.	(731,739)
(524,638)	GT Advanced Technologies, Inc.	(1,726,059)
(15,400)	IHS, Inc., Class A	(1,612,688)
(26,130)	Informatica Corp.	(900,701)
(40,000)	InnerWorkings, Inc.	(605,600)
(66,366)	Lam Research Corp.	(2,751,534)
(19,200)	Linear Technology Corp.	(736,704)
(103,300)	Maxwell Technologies, Inc.	(556,787)
(154,400)	Mentor Graphics Corp.	(2,786,920)
(135,500)	Microchip Technology, Inc.	(4,980,980)
(133,406)	Micron Technology, Inc.	(1,331,392)
(790,100)	Mindspeed Technologies, Inc.	(2,631,033)
(23,200)	MSCI, Inc.	(787,176)
(25,300)	NCR Corp.	(697,268)
(194,600)	NetApp, Inc.	(6,647,536)
(8,500)	NetSuite, Inc.	(680,510)
(191,000)	Nuance Communications, Inc.	(3,854,380)
(274,400)	ON Semiconductor Corp.	(2,272,032)
(695,940)	Photronics, Inc.	(4,648,879)
(81,000)	Pitney Bowes, Inc.	(1,203,660)
(1,850,035)	Quantum Corp.	(2,368,045)
(62,046)	Radisys Corp.	(305,266)
(2,800)	Rambus, Inc.	(15,708)
(8,453)	Red Hat, Inc.	(427,384)
(41,500)	Rosetta Stone, Inc.	(638,270)
(336,686)	Rudolph Technologies, Inc.	(3,966,161)
(2,114)	Salesforce.com, Inc.	(378,047)
(72,000)	SAP AG, ADR	(5,798,880)
(18,700)	Silicon Laboratories, Inc.	(773,432)
(26,400)	Skyworks Solutions, Inc.	(581,592)
(12,500)	Solera Holdings, Inc.	(729,125)
Shares	Security Description	Value

(64,417)	SYNNEX Corp.	$(2,383,429)
(729,948)	Take-Two Interactive Software, Inc.	(11,788,660)
(18,408)	Teradata Corp.	(1,077,052)
(22,400)	The Dun & Bradstreet Corp.	(1,873,760)
(47,417)	Unisys Corp.	(1,078,737)
(58,678)	VeriSign, Inc.	(2,774,296)
(12,127)	VMware, Inc., Class A	(956,578)
		(127,744,526)

Materials - (1.6)%
(6,400)	Air Products & Chemicals, Inc.	(557,568)
(283,300)	AK Steel Holding Corp.	(937,723)
(31,100)	Allied Nevada Gold Corp.	(511,906)
(58,826)	ArcelorMittal, ADR	(766,503)
(85,200)	BHP Billiton, Ltd., ADR	(5,830,236)
(14,700)	Carpenter Technology Corp.	(724,563)
(27,900)	Compass Minerals International, Inc.	(2,201,310)
(41,600)	E.I. du Pont de Nemours & Co.	(2,045,056)
(13,000)	Ecolab, Inc.	(1,042,340)
(459,600)	Horsehead Holding Corp.	(5,000,448)
(13,728)	Kaiser Aluminum Corp.	(887,515)
(18,300)	Methanex Corp.	(743,529)
(1,611,621)	Mexichem SAB de CV	(8,644,320)
(4,800)	Praxair, Inc.	(535,392)
(141,300)	Rio Tinto PLC, ADR	(6,652,404)
(8,100)	Sigma-Aldrich Corp.	(629,208)
(242,601)	Silver Standard Resources, Inc.	(2,559,441)
(167,644)	Southern Copper Corp.	(6,298,385)
(39,600)	Steel Dynamics, Inc.	(628,452)
(25,266)	Sterlite Industries India, Ltd., ADR	(176,357)
(96,844)	Stillwater Mining Co.	(1,252,193)
(28,200)	Tahoe Resources, Inc.	(496,038)
(312,100)	The Dow Chemical Co.	(9,937,264)
(177,131)	Thompson Creek Metals Co., Inc.	(531,393)
(157,700)	Turquoise Hill Resources, Ltd.	(1,002,972)
(31,030)	United States Steel Corp.	(605,085)
(46,200)	Zoltek Cos., Inc.	(552,090)
		(61,749,691)

Telecommunication Services - (1.1)%
(10,000)	Alaska Communications Systems Group, Inc.	(16,600)
(100,100)	Bankrate, Inc.	(1,195,194)
(122,988)	Blucora, Inc.	(1,903,854)
(23,800)	BroadSoft, Inc.	(629,986)
(38,400)	Cablevision Systems Corp., Class A	(574,464)
(45,800)	Comtech Telecommunications Corp.	(1,112,024)
(94,775)	Dealertrack Technologies, Inc.	(2,784,489)
(5,800)	F5 Networks, Inc.	(516,664)
(165,600)	Groupon, Inc.	(1,013,472)
(24,100)	HomeAway, Inc.	(783,250)
(18,700)	InterDigital, Inc.	(894,421)
(52,700)	Internap Network Services Corp.	(492,745)
(271,299)	Iridium Communications, Inc.	(1,633,220)
(91,400)	Ixia	(1,977,896)
(68,300)	John Wiley & Sons, Inc., Class A	(2,660,968)
(29,200)	Level 3 Communications, Inc.	(592,468)
(20,800)	Liquidity Services, Inc.	(620,048)
(22,800)	Omnicom Group, Inc.	(1,342,920)
(53,400)	Pandora Media, Inc.	(756,144)
(16,400)	Plantronics, Inc.	(724,716)
(128,000)	Procera Networks, Inc.	(1,521,920)
(161,000)	Responsys, Inc.	(1,424,850)
(46,126)	SBA Communications Corp., Class A	(3,321,995)

See Notes to Financial Statements.                               39                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2013

Shares	Security Description	Value

(4,227)	SINA Corp.	$(205,390)
(1,160,351)	Sirius XM Radio, Inc.	(3,573,881)
(8,456)	Splunk, Inc.	(338,494)
(23,100)	SPS Commerce, Inc.	(985,677)
(66,900)	Thomson Reuters Corp.	(2,172,912)
(20,933)	Time Warner, Inc.	(1,206,159)
(12,800)	TripAdvisor, Inc.	(672,256)
(22,100)	ViaSat, Inc.	(1,070,524)
(71,449)	Virgin Media, Inc.	(3,498,858)
(10,716)	WebMD Health Corp.	(260,613)
		(42,479,072)

Utilities - (0.2)%
(137,100)	Atlantic Power Corp.	(675,903)
(31,200)	CenterPoint Energy, Inc.	(747,552)
(6,900)	ITC Holdings Corp.	(615,894)
(8,500)	National Fuel Gas Co.	(521,475)
(17,700)	New Jersey Resources Corp.	(793,845)
(47,100)	Northwest Natural Gas Co.	(2,063,922)
(11,400)	OGE Energy Corp.	(797,772)
(26,900)	Ormat Technologies, Inc.	(555,485)
(18,400)	South Jersey Industries, Inc.	(1,022,856)
(18,600)	UGI Corp.	(714,054)
		(8,508,758)

Total Common Stock (Cost $(1,193,452,175))	(1,285,546,151)

Preferred Stock – (0.0)%
Consumer Discretionary - (0.0)%
(8,074)	Volkswagen AG	(1,604,198)

Total Preferred Stock (Cost $(1,724,221))	(1,604,198)

Total Equity Securities (Cost $(1,195,176,396))	(1,287,150,349)

Investment Companies - (1.0)%
(169,085)	Financial Select Sector SPDR Fund	(3,075,656)
(147,940)	iShares Russell 2000 Index Fund	(13,944,824)
(126,799)	SPDR S&P 500 ETF Trust	(19,850,384)

Total Investment Companies (Cost $(35,862,003))	(36,870,864)

Total Short Positions - (34.1)% (Cost $(1,231,038,399))	$(1,324,021,213)

See Notes to Financial Statements.                               40                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (1.0)%

Call Options Written - (0.6)%
(345)	3M Co.	$110.00	01/14	$(124,200)
(321)	Accenture PLC, Class A	80.00	01/14	(96,300)
(1,019)	Altria Group, Inc.	40.00	01/14	(18,342)
(178)	Amazon.com, Inc.	310.00	01/14	(221,610)
(155)	Amazon.com, Inc.	295.00	01/14	(259,625)
(246)	American Electric Power Co., Inc.	50.00	01/14	(24,600)
(509)	American Express Co.	70.00	01/14	(162,880)
(395)	Amgen, Inc.	100.00	01/14	(345,625)
(252)	Anadarko Petroleum Corp.	90.00	01/14	(201,852)
(196)	Apache Corp.	90.00	01/14	(42,532)
(213)	Apple, Inc.	600.00	01/14	(139,515)
(2,980)	AT&T, Inc.	40.00	01/14	(146,020)
(221)	Baker Hughes, Inc.	50.00	01/14	(65,637)
(5,473)	Bank of America Corp.	15.00	01/14	(235,339)
(280)	Baxter International, Inc.	80.00	01/14	(67,480)
(880)	Berkshire Hathaway, Inc., Class B	110.00	01/14	(268,400)
(274)	BHP Billiton, Ltd., ADR	85.00	01/14	(22,742)
(842)	Bristol-Myers Squibb Co.	40.00	01/14	(223,130)
(295)	Capital One Financial Corp.	70.00	01/14	(20,060)
(328)	Caterpillar, Inc.	110.00	01/14	(29,520)
(441)	Caterpillar, Inc.	105.00	01/14	(63,945)
(979)	Chevron Corp.	130.00	01/14	(193,842)
(115)	Chipotle Mexican Grill, Inc.	330.00	01/14	(364,550)
(811)	Cintas Corp.	50.00	01/14	(52,715)
(2,637)	Cisco Systems, Inc.	25.00	01/14	(94,932)
(1,474)	Citigroup, Inc.	50.00	01/14	(344,916)
(437)	Cognizant Technology Solutions Corp., Class A	85.00	01/14	(161,690)
(240)	Colgate-Palmolive Co.	125.00	01/14	(56,400)
(1,337)	Comcast Corp., Class A	45.00	01/14	(213,920)
(628)	ConocoPhillips	65.00	01/14	(83,524)
(213)	Costco Wholesale Corp.	115.00	01/14	(54,954)
(378)	Cummins, Inc.	125.00	01/14	(264,600)
(640)	CVS Caremark Corp.	60.00	01/14	(83,200)
(635)	Dell, Inc.	15.00	01/14	(20,955)
(532)	Dentsply International, Inc.	45.00	07/13	(31,920)
(206)	Devon Energy Corp.	60.00	01/14	(72,100)
(466)	E.I. du Pont de Nemours & Co.	55.00	01/14	(35,882)
(586)	eBay, Inc.	60.00	01/14	(202,170)

Contracts	Security Description	Strike Price	Exp. Date	Value

(233)	Edwards Lifesciences Corp.	$105.00	01/14	$(38,445)
(512)	Eli Lilly & Co.	60.00	01/14	(86,016)
(1,048)	EMC Corp.	30.00	01/14	(39,824)
(371)	Emerson Electric Co.	65.00	01/14	(22,260)
(428)	Exelon Corp.	35.00	01/14	(59,920)
(2,362)	Exxon Mobil Corp.	105.00	01/14	(75,584)
(724)	Fastenal Co.	54.50	01/14	(195,480)
(155)	FedEx Corp.	115.00	01/14	(27,280)
(1,881)	Ford Motor Co.	15.00	01/14	(94,050)
(476)	Freeport-McMoRan Copper & Gold, Inc.	40.00	01/14	(52,836)
(180)	General Dynamics Corp.	80.00	01/14	(22,500)
(5,304)	General Electric Co.	25.00	01/14	(371,280)
(762)	Gilead Sciences, Inc.	45.00	01/14	(556,260)
(80)	Google, Inc., Class A	850.00	01/14	(297,920)
(58)	H.J. Heinz Co.	70.00	01/14	(15,370)
(469)	Halliburton Co.	40.00	01/14	(199,325)
(980)	Hewlett-Packard Co.	20.00	01/14	(486,080)
(387)	Honeywell International, Inc.	75.00	01/14	(192,339)
(2,533)	Intel Corp.	25.00	01/14	(126,650)
(589)	International Business Machines Corp.	220.00	01/14	(474,145)
(1,391)	International Game Technology	17.00	01/14	(194,740)
(633)	Iron Mountain, Inc.	37.50	01/14	(124,068)
(1,120)	iShares MSCI Brazil Index Fund	62.00	01/14	(87,360)
(4,226)	iShares MSCI Hong Kong Index Fund	22.00	01/14	(63,390)
(2,884)	iShares Russell 2000 Index Fund	96.00	01/14	(1,364,132)
(2,133)	Johnson & Johnson	80.00	01/14	(810,540)
(1,920)	JPMorgan Chase & Co.	55.00	01/14	(186,240)
(241)	Kinder Morgan Energy Partners LP	95.00	01/14	(21,690)
(3,307)	Lowe's Cos., Inc.	40.00	01/14	(760,610)
(424)	Market Vectors Russia ETF	33.00	01/14	(19,080)
(55)	Mastercard, Inc., Class A	600.00	01/14	(96,250)
(511)	McDonald's Corp.	105.00	01/14	(110,376)
(519)	Medtronic, Inc.	50.00	01/14	(83,040)
(1,534)	Merck & Co., Inc.	50.00	01/14	(84,370)
(540)	MetLife, Inc.	40.00	01/14	(150,660)
(3,743)	Microsoft Corp.	30.00	01/14	(422,959)
(110)	Mohawk Industries, Inc.	120.00	08/13	(51,150)

See Notes to Financial Statements.                               41                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

Contracts	Security Description	Strike Price	Exp. Date	Value

(892)	Mondelez International, Inc., Class A	$30.00	01/14	$(202,484)
(263)	Monsanto Co.	115.00	01/14	(105,200)
(336)	Monsanto Co.	110.00	01/14	(194,880)
(752)	Morgan Stanley	25.00	01/14	(98,512)
(216)	National Oilwell Varco, Inc.	80.00	01/14	(74,520)
(330)	NetFlix, Inc.	110.00	01/14	(2,772,000)
(1,055)	News Corp., Class A	30.00	01/14	(337,600)
(755)	NIKE, Inc., Class B	60.00	01/14	(283,125)
(162)	Norfolk Southern Corp.	75.00	01/14	(103,680)
(410)	Occidental Petroleum Corp.	95.00	01/14	(48,380)
(1,957)	Oracle Corp.	40.00	01/14	(82,194)
(776)	PepsiCo, Inc.	80.00	01/14	(202,536)
(200)	PetroChina Co., Ltd., ADR	155.00	06/13	(200)
(3,756)	Pfizer, Inc.	30.00	01/14	(360,576)
(856)	Philip Morris International, Inc.	100.00	01/14	(170,344)
(871)	QUALCOMM, Inc.	75.00	01/14	(189,878)
(168)	Raytheon Co.	65.00	01/14	(11,424)
(197)	Salesforce.com, Inc.	47.50	01/14	(321,701)
(682)	Schlumberger, Ltd.	85.00	01/14	(177,320)
(151)	Simon Property Group, Inc. REIT	185.00	01/14	(12,080)
(434)	Southern Co.	50.00	01/14	(17,360)
(1,865)	SPDR S&P Metals & Mining ETF	50.00	01/14	(164,120)
(383)	Starbucks Corp.	65.00	01/14	(71,621)
(327)	Target Corp.	70.00	01/14	(112,815)
(577)	Texas Instruments, Inc.	35.00	01/14	(162,714)
(247)	The Allstate Corp.	50.00	01/14	(61,750)
(601)	The Bank of New York Mellon Corp.	32.00	01/14	(40,267)
(371)	The Boeing Co.	85.00	01/14	(241,150)
(1,050)	The Coca-Cola Co.	42.50	01/14	(109,200)
(598)	The Dow Chemical Co.	40.00	01/14	(23,322)
(179)	The Goldman Sachs Group, Inc.	120.00	04/13	(498,515)
(439)	The Goldman Sachs Group, Inc.	155.00	01/14	(410,465)
(771)	The Home Depot, Inc.	75.00	01/14	(194,292)
(1,368)	The Procter & Gamble Co.	80.00	01/14	(248,976)
(1,100)	The Walt Disney Co.	50.00	04/13	(748,000)
(892)	The Walt Disney Co.	57.50	01/14	(321,120)
(318)	The Williams Cos., Inc.	40.00	01/14	(64,554)
(484)	Time Warner, Inc.	55.00	01/14	(266,200)
(955)	U.S. Bancorp	40.00	01/14	(24,830)
(239)	Union Pacific Corp.	150.00	01/14	(155,111)
Contracts	Security Description	Strike Price	Exp. Date	Value

(477)	United Parcel Service, Inc., Class B	$90.00	01/14	$(103,032)
(454)	United Technologies Corp.	100.00	01/14	(135,746)
(514)	UnitedHealth Group, Inc.	60.00	01/14	(145,462)
(2,608)	Vale SA, ADR	23.00	01/14	(59,984)
(2,268)	Verizon Communications, Inc.	50.00	01/14	(396,900)
(252)	Visa, Inc., Class A	185.00	01/14	(156,240)
(214)	Visa, Inc., Class A	180.00	01/14	(170,130)
(434)	Walgreen Co.	45.00	01/14	(195,300)
(863)	Wal-Mart Stores, Inc.	80.00	01/14	(132,039)
(2,666)	Wells Fargo & Co.	40.00	01/14	(317,254)
(715)	Whole Foods Market, Inc.	98.00	01/14	(257,400)
(317)	Yum! Brands, Inc.	75.00	01/14	(125,215)

Total Call Options Written (Premiums Received $(17,248,328))				(25,055,561)
Put Options Written - (0.4)%
(520)	3M Co.	75.00	01/14	(39,000)
(483)	Accenture PLC, Class A	55.00	01/14	(48,300)
(1,534)	Altria Group, Inc.	25.00	01/14	(42,952)
(268)	Amazon.com, Inc.	215.00	01/14	(281,400)
(371)	American Electric Power Co., Inc.	35.00	01/14	(7,420)
(767)	American Express Co.	50.00	01/14	(75,166)
(596)	Amgen, Inc.	70.00	01/14	(52,448)
(379)	Anadarko Petroleum Corp.	60.00	01/14	(45,859)
(295)	Apache Corp.	65.00	01/14	(76,995)
(25)	Apple, Inc.	600.00	01/14	(410,625)
(755)	Apple, Inc.	415.00	01/14	(2,665,150)
(4,499)	AT&T, Inc.	25.00	01/14	(103,477)
(333)	Baker Hughes, Inc.	35.00	01/14	(42,291)
(8,291)	Bank of America Corp.	7.00	01/14	(74,619)
(425)	Baxter International, Inc.	55.00	01/14	(43,775)
(1,324)	Berkshire Hathaway, Inc., Class B	75.00	01/14	(104,596)
(1,266)	Bristol-Myers Squibb Co.	28.00	01/14	(43,044)
(446)	Capital One Financial Corp.	50.00	01/14	(149,856)
(495)	Caterpillar, Inc.	75.00	01/14	(185,625)
(1,476)	Chevron Corp.	90.00	01/14	(206,640)
(3,966)	Cisco Systems, Inc.	18.00	01/14	(345,042)
(2,215)	Citigroup, Inc.	35.00	01/14	(332,250)
(362)	Colgate-Palmolive Co.	85.00	01/14	(26,788)
(2,011)	Comcast Corp., Class A	30.00	01/14	(96,528)
(944)	ConocoPhillips	47.50	01/14	(100,064)
(322)	Costco Wholesale Corp.	80.50	01/14	(29,302)

See Notes to Financial Statements.                               42                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

Contracts	Security Description	Strike Price	Exp. Date	Value

(845)	CurrencyShares Australian Dollar Trust ETF	$90.00	01/14	$(92,950)
(966)	CVS Caremark Corp.	42.00	01/14	(65,688)
(880)	Decker's Outdoor Corp.	40.00	01/14	(242,000)
(936)	Dell, Inc.	10.00	01/14	(12,168)
(310)	Devon Energy Corp.	45.00	01/14	(41,850)
(704)	E.I. du Pont de Nemours & Co.	35.00	01/14	(40,128)
(888)	eBay, Inc.	40.00	01/14	(111,000)
(769)	Eli Lilly & Co.	45.00	01/14	(63,058)
(1,576)	EMC Corp.	20.00	01/14	(115,048)
(560)	Emerson Electric Co.	45.00	01/14	(75,600)
(646)	Exelon Corp.	25.00	01/14	(16,150)
(2,841)	Exxon Mobil Corp.	70.00	01/14	(301,146)
(234)	FedEx Corp.	80.00	01/14	(50,544)
(2,832)	Ford Motor Co.	10.00	01/14	(96,288)
(720)	Freeport-McMoRan Copper & Gold, Inc.	30.00	01/14	(185,760)
(271)	General Dynamics Corp.	55.00	01/14	(39,295)
(7,985)	General Electric Co.	15.00	01/14	(127,760)
(1,154)	Gilead Sciences, Inc.	30.00	01/14	(41,544)
(197)	Google, Inc., Class A	590.00	01/14	(165,480)
(237)	H.J. Heinz Co.	50.00	01/14	(237)
(705)	Halliburton Co.	30.00	01/14	(67,680)
(1,466)	Hewlett-Packard Co.	15.00	01/14	(58,640)
(582)	Honeywell International, Inc.	55.00	01/14	(58,782)
(3,818)	Intel Corp.	18.00	01/14	(240,534)
(886)	International Business Machines Corp.	155.00	01/14	(141,760)
(700)	iShares MSCI Brazil Index Fund	46.00	06/13	(17,500)
(3,200)	iShares Russell 2000 Index Fund	74.00	05/13	(16,000)
(3,715)	iShares Russell 2000 Index Fund	70.00	05/13	(11,145)
(2,079)	Johnson & Johnson	60.00	01/14	(64,449)
(4,283)	JPMorgan Chase & Co.	35.00	01/14	(432,583)
(500)	Kohl's Corp.	52.50	01/14	(420,000)
(204)	Lockheed Martin Corp.	75.00	01/14	(28,560)
(889)	Lowe's Cos., Inc.	27.00	01/14	(52,451)
(82)	Mastercard, Inc., Class A	420.00	01/14	(73,800)
(770)	McDonald's Corp.	75.00	01/14	(42,350)
(782)	Medtronic, Inc.	35.00	01/14	(46,138)
(2,317)	Merck & Co., Inc.	35.00	01/14	(157,556)
(810)	MetLife, Inc.	30.00	01/14	(107,730)
(5,603)	Microsoft Corp.	20.00	01/14	(123,266)
(396)	Monsanto Co.	80.00	01/14	(76,824)
(1,129)	Morgan Stanley	15.00	01/14	(53,063)
Contracts	Security Description	Strike Price	Exp. Date	Value

(1,286)	National Oilwell Varco, Inc.	$55.00	01/14	$(259,772)
(1,584)	News Corp., Class A	20.00	01/14	(39,600)
(547)	NIKE, Inc., Class B	40.00	01/14	(29,538)
(244)	Norfolk Southern Corp.	50.00	01/14	(13,420)
(619)	Occidental Petroleum Corp.	65.00	01/14	(157,845)
(2,950)	Oracle Corp.	28.00	01/14	(348,100)
(1,169)	PepsiCo, Inc.	55.00	01/14	(33,901)
(5,653)	Pfizer, Inc.	20.00	01/14	(118,713)
(1,288)	Philip Morris International, Inc.	70.00	01/14	(133,952)
(1,315)	QUALCOMM, Inc.	50.00	01/14	(144,650)
(253)	Raytheon Co.	45.00	01/14	(16,951)
(1,030)	Schlumberger, Ltd.	60.00	01/14	(215,270)
(228)	Simon Property Group, Inc. REIT	129.80	01/14	(64,980)
(654)	Southern Co.	35.00	01/14	(15,696)
(800)	SPDR S&P Metals & Mining ETF	37.00	06/13	(62,400)
(1,410)	Staples, Inc.	12.00	01/14	(141,000)
(576)	Starbucks Corp.	45.00	01/14	(74,880)
(490)	Target Corp.	50.00	01/14	(34,790)
(870)	Texas Instruments, Inc.	25.00	01/14	(40,020)
(372)	The Allstate Corp.	35.00	01/14	(18,600)
(906)	The Bank of New York Mellon Corp.	20.00	01/14	(39,864)
(558)	The Boeing Co.	60.00	01/14	(50,220)
(300)	The Coca-Cola Co.	40.00	01/14	(69,300)
(3,380)	The Coca-Cola Co.	30.00	01/14	(84,500)
(901)	The Dow Chemical Co.	27.00	01/14	(132,447)
(373)	The Goldman Sachs Group, Inc.	110.00	01/14	(105,559)
(1,160)	The Home Depot, Inc.	50.00	01/14	(91,640)
(2,059)	The Procter & Gamble Co.	55.00	01/14	(92,655)
(400)	The Walt Disney Co.	45.00	04/13	(400)
(1,341)	The Walt Disney Co.	40.00	01/14	(77,778)
(479)	The Williams Cos., Inc.	25.00	01/14	(14,370)
(727)	Time Warner, Inc.	40.00	01/14	(38,531)
(1,443)	U.S. Bancorp	25.00	01/14	(57,720)
(361)	Union Pacific Corp.	105.00	01/14	(60,287)
(718)	United Parcel Service, Inc., Class B	62.50	01/14	(43,798)
(684)	United Technologies Corp.	70.00	01/14	(89,604)
(774)	UnitedHealth Group, Inc.	45.00	01/14	(81,270)
(2,206)	Verizon Communications, Inc.	35.00	01/14	(83,828)

See Notes to Financial Statements.                               43                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

Contracts	Security Description	Strike Price	Exp. Date	Value

(380)	Visa, Inc., Class A	$130.00	01/14	$(87,400)
(653)	Walgreen Co.	30.00	01/14	(26,120)
(1,301)	Wal-Mart Stores, Inc.	57.50	01/14	(83,264)
(4,032)	Wells Fargo & Co.	28.00	01/14	(274,176)

Total Put Options Written (Premiums Received $(23,640,990))	(13,452,526)

Total Written Options - (1.0)% (Premiums Received $(40,889,318))	$(38,508,087)

See Notes to Financial Statements.                               44                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

ADR	American Depositary Receipt
BKNT	Bank Note
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Subject to call option written by the Fund.
(c)	Subject to put option written by the Fund.
(d)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $266,601,243 or 6.9% of net assets.

(e)	Variable rate security. Rate presented is as of March 31, 2013.
(f)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $7,004,488 or 0.2% of net assets.
(g)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2013.
(h)	Security is currently in default and is on scheduled interest or principal payment.
(i)	Zero coupon bond. Interest rate presented is yield to maturity.
(j)	Rate presented is yield to maturity.
(k)
Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

At March 31, 2013, the Fund held the following credit default swap agreement:

Credit Default Swap – Sell Protection

Counterparty	Reference Entity / Obligation	Receive Rate	Termination Date	Credit Spread as of 03/31/13 (1)	Notional Amount	Net Unrealized Appreciation
Barclays Capital, Inc.	Index CDX HY CDS	5.00%	06/20/17	3.62%	$(990,000)	$117,576
AFA

(1)
(Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer.  Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

The notional amounts are equal to the potential payment that the Fund could be required to make as a seller of credit protection.

The Fund enters contracts to sell protection to create a long credit position. Credit events that could require payment are bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

A
At March 31, 2013, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)

6	U.S. 10-year Note Future	06/28/13	$785,261	$6,645
12	U.S. Ultra Bond Future	06/28/13	1,877,199	13,926

(800)	Euro FX Currency Future	06/19/13	(129,669,200)	1,439,200
(5,000)	Russell 2000 Mini Future	06/21/13	(460,301,356)	(13,398,644)
(5,600)	S&P 500 Emini Future	06/21/13	(427,880,773)	(9,689,227)
(870)	U.S. 10-year Note Future	06/28/13	(114,423,056)	(403,350)
(40)	U.S. 2-year Note Future	06/28/13	(8,818,125)	-
(250)	U.S. 5-year Note Future	06/28/13	(30,951,172)	(62,500)
(20)	U.S. Long Bond Future	06/28/13	(2,858,125)	(31,250)

$(1,172,239,347)	$(22,125,200)

*	Cost for federal income tax purposes is $1,627,620,220 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$632,710,012
Gross Unrealized Depreciation	(303,155,128)
Net Unrealized Appreciation	$329,554,884

See Notes to Financial Statements.                               45                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$345,520,508	$-	$-	$345,520,508
Consumer Staples	244,718,193	-	-	244,718,193
Energy	53,368,603	-	-	53,368,603
Financial	295,517,204	-	-	295,517,204
Healthcare	168,783,823	-	-	168,783,823
Industrial	91,176,672	-	-	91,176,672
Information Technology	141,335,348	-	-	141,335,348
Materials	37,555,898	-	-	37,555,898
Telecommunication Services	98,512,398	-	-	98,512,398
Utilities	26,320,018	-	-	26,320,018
Preferred Stock
Consumer Discretionary	7,245,893	-	-	7,245,893
Consumer Staples	2,793,633	9,102,163	-	11,895,796
Energy	9,629,418	3,517,046	-	13,146,464
Financial	35,243,955	3,823,768	-	39,067,723
Healthcare	9,204,232	-	-	9,204,232
Industrial	1,804,746	-	-	1,804,746
Information Technology	1,344,369	-	-	1,344,369
Materials	1,858,173	-	-	1,858,173
Telecommunication Services	-	1,095,495	-	1,095,495
Utilities	3,710,465	-	-	3,710,465
Asset Backed Obligations	-	272,567,432	1,953,489	274,520,921
Corporate Convertible Bonds	-	772,101,786	4,796,000	776,897,786
Corporate Non-Convertible Bonds	-	91,134,609	38,160	91,172,769
Exchange Traded Note	441,570	-	-	441,570
Foreign Government Bonds	-	450,144	-	450,144
Interest Only Bonds	-	4,003,065	-	4,003,065
Municipal Bonds	-	12,561,203	-	12,561,203
Syndicated Loans	-	3,315,379	-	3,315,379
U.S. Government & Agency Obligations	-	119,364,409	216,839	119,581,248
Rights	10,500	-	-	10,500
Investment Companies	355,805,205	-	-	355,805,205
Commercial Paper	-	9,605,911	-	9,605,911
Purchased Options	78,156,682	-	-	78,156,682
Total Investments At Value	$2,010,057,506	$1,302,642,410	$7,004,488	$3,319,704,404

Other Financial Instruments**
Credit Default Swap	-	117,576	-	117,576
Futures	1,459,771	-	-	1,459,771
Total Other Financial Instruments	$1,459,771	$117,576	$-	$1,577,347
Total Assets	$2,011,517,277	$1,302,759,986	$7,004,488	$3,321,281,751

See Notes to Financial Statements.                               46                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

Level 1	Level 2	Level 3	Total

Liabilities

Securities Sold Short

Common Stock	$(1,285,546,151)	$-	$-	$(1,285,546,151)
Preferred Stock	(1,604,198)	-	-	(1,604,198)
Investment Companies	(36,870,864)	-	-	(36,870,864)
Total Securities Sold Short	$(1,324,021,213)	$-	$-	$(1,324,021,213)
Other Financial Instruments**

Written Options	(38,508,087)	-	-	(38,508,087)
Futures	(23,584,971)	-	-	(23,584,971)

Total Other Financial Instruments	$(62,093,058)	$-	$-	$(62,093,058)
Total Liabilities	$(1,386,114,271)	$-	$-	$(1,386,114,271)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps and futures, which are valued at the unrealized appreciation (depreciation) of the instrument.  Written options are reported at their market value at year end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock	Preferred Stock	Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non-Convertible Bonds	U.S. Government & Agency Obligations

Balance as of 03/31/12	$1,058,581	$488,813	$2,347,070	$7,015,907	$326,637	$-
Accrued Accretion /(Amortization)	-	-	58,925	117,737	(16,412)	-
Realized Gain / (Loss)	184,173	-	-	1,002,099	-	-
Change in Unrealized Appreciation / (Depreciation)	(27,005)	13,336	87,105	(869,935)	26,847	1,503
Purchases	1,959,481	1,875,863	655,000	5,118,019	-	215,336
Sales	(3,175,230)	-	(43,703)	(5,680,702)	-	-
Transfers In / (Out)	-	(2,378,012)	(1,150,908)	(1,907,125)	(298,912)	-
Balance as of 03/31/13	$-	$-	$1,953,489	$4,796,000	$38,160	$216,839
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/13***	$-	$13,336	$87,105	$(204,132)	$26,847	$1,503

***	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2013.

See Notes to Financial Statements.                               47                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIESFUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
MARCH 31, 2013

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	40.5%
Asset Backed Obligations	1.0%
Corporate Non-Convertible Bonds	2.1%
Syndicated Loans	0.2%
U.S. Government & Agency Obligations	6.5%
Warrants	3.0%
Short-Term Investments	11.3%
Purchased Options	0.1%
Short Positions
Common Stock	-6.1%
Investment Companies	-5.4%
Written Options	-0.0%
Other Assets & Liabilities, Net*	46.8%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 12.8% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	10.1%	25.5%
Consumer Staples	5.2%	19.7%
Energy	26.1%	3.2%
Financial	18.3%	5.1%
Healthcare	2.2%	1.6%
Industrial	19.5%	14.3%
Information Technology	3.1%	12.0%
Materials	2.8%	5.1%
Telecommunication Services	10.2%	13.5%
Utilities	2.5%	0.0%
	100.0%	100.0%

See Notes to Financial Statements.                               48                                             ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Shares	Security Description				Value

Long Positions - 64.7%
Equity Securities - 40.5%
Common Stock - 40.5%
Consumer Discretionary - 4.1%
122,565	Barnes & Noble, Inc. (a)				$2,016,194
115,489	bebe Stores, Inc. (b)				481,589
49,059	Cooper-Standard Holding, Inc. (a)				2,040,854
120,962	General Motors Co. (a)				3,365,163
45,216	Hanesbrands, Inc. (a)(b)				2,060,041
50,000	Inergy LP				1,021,500
3,545	Motors Liquidation Co. GUC Trust (a)				95,715
99,997	OfficeMax, Inc. (b)				1,160,965
81,582	PHH Corp. (a)				1,791,541
13,947	Tempur-Pedic International, Inc. (a)				692,190
317,500	Tigrent, Inc. (a)				63,500
38,319	Titan International, Inc.				807,765
					15,597,017
Consumer Staples - 2.1%
183,358	Assisted Living Concepts, Inc., Class A				2,180,127
57,702	Blyth, Inc.				1,001,707
60,431	Central Garden and Pet Co.,				496,743
	Class A (a)
23,825	Dole Food Co., Inc. (a)				259,692
23,103	Hanger, Inc. (a)(b)				728,437
106,459	Nordion, Inc.				703,694
253,355	QLT, Inc. (a)				2,239,658
10,521	USANA Health Sciences, Inc. (a)(b)				508,480
					8,118,538
Energy - 10.6%
18,700	Atlas Energy LP				823,548
129,535	Delek Logistics Partners LP				4,040,197
15,138	Delek US Holdings, Inc.				597,345
133,539	Energy XXI Bermuda, Ltd. (b)				3,634,932
76,603	Kinder Morgan, Inc. (b)				2,963,004
125,797	Kodiak Oil & Gas Corp. (a)				1,143,495
52,150	MPLX LP				1,953,017
565,253	Primary Energy Recycling Corp.				2,860,068
144,144	QEP Resources, Inc.				4,589,545
104,115	Rose Rock Midstream LP (b)				4,128,160
115,980	SemGroup Corp., Class A (a)(b)				5,998,486
137,406	Summit Midstream Partners LP				3,796,528
100,000	SunCoke Energy Partners LP (a)				2,090,000
114,319	SunCoke Energy, Inc. (a)				1,866,829
					40,485,154
Financial – 7.4%
163,445	Coventree, Inc. (a)(c)				40,224
14,911	DFC Global Corp. (a)(b)				248,119
326,241	E*TRADE Financial Corp. (a)				3,494,041
184,727	Forest City Enterprises, Inc.,				3,282,599
	Class A (a)
288,251	Gramercy Capital Corp. REIT (a)				1,501,788
161,466	Lender Processing Services, Inc. (b)				4,110,924
206,317	Old Republic International Corp.				2,622,289
1,703,933	Orco Property Group (a)				4,674,162
204,215	Popular, Inc. (a)(b)				5,638,376
61,210	Ryman Hospitality Properties (b)				2,800,357
					28,412,879

Shares	Security Description				Value

Healthcare - 0.9%
86,105	Allscripts Healthcare Solutions, Inc. (a)(b)				$1,170,167
276,885	Boston Scientific Corp. (a)(b)				2,162,472
					3,332,639
Industrial - 7.9%
60,124	Builders FirstSource, Inc. (a)				352,327
79,602	CSX Corp. (b)				1,960,597
113,972	EnPro Industries, Inc. (a)(b)				5,831,947
60,881	Foster Wheeler AG (a)				1,391,131
173,876	GenCorp, Inc. (a)				2,312,551
44,107	General Dynamics Corp.				3,109,985
35,889	Genesee & Wyoming, Inc., Class A (a)(b)				3,341,625
161,115	Great Lakes Dredge & Dock Corp.				1,084,304
52,529	ITT Corp. (b)				1,493,399
31,808	Rock-Tenn Co., Class A (b)				2,951,464
143,001	Spirit Aerosystems Holdings, Inc., Class A (a)				2,715,589
99,000	The Babcock & Wilcox Co.				2,812,590
45,977	Tutor Perini Corp. (a)(b)				887,356
					30,244,865
Information Technology - 1.3%
196,233	Marvell Technology Group, Ltd.				2,076,145
50,635	NVIDIA Corp.				649,141
42,974	Verint Systems, Inc. (a)(b)				1,570,915
124,745	Wi-Lan, Inc. (b)				505,930
					4,802,131
Materials - 1.1%
13,057	Ashland, Inc. (b)				970,135
22,347	Clearwater Paper Corp. (a)(b)				1,177,464
16,717	Kaiser Aluminum Corp. (b)				1,080,754
52,684	Tronox, Ltd., Class A (b)				1,043,670
					4,272,023
Telecommunication Services - 4.1%
45,000	Cablevision Systems Corp., Class A				673,200
25,650	Charter Communications, Inc., Class A (a)(b)				2,672,217
30,994	Cisco Systems, Inc. (b)				648,085
79,754	Comverse, Inc. (a)(b)				2,236,302
57,889	CyrusOne, Inc.				1,322,185
24,594	Liberty Media Corp. (a)				2,745,428
31,459	Tribune Co. (a)				1,788,444
132,403	Vodafone Group PLC, ADR				3,761,569
					15,847,430
Utilities - 1.0%
111,275	Western Gas Equity Partners LP				3,807,830

Total Common Stock (Cost $122,366,395)					154,920,506
Total Equity Securities (Cost $122,366,395)					154,920,506

Principal	Security Description	Rate		Maturity	Value

Fixed Income Securities - 9.8%
Asset Backed Obligations - 1.0%
$1,270,951	Punch Taverns Finance B, Ltd.	7.37%	%	06/30/22	$1,955,285
770,000	Punch Taverns Finance B, Ltd.	8.44		06/30/25	813,133

See Notes to Financial Statements.                               49                                             ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Principal	Security Description	Rate		Maturity		Value
$1,174,000	Punch Taverns Finance B, Ltd.	6.96%		06/30/28		$1,204,088
Total Asset Backed Obligations (Cost $3,466,595)						3,972,506

Corporate Non-Convertible Bonds - 2.1%
Consumer Staples - 0.4%
267,000	Novasep Holding SAS (d)	8.00		12/15/16		244,305
1,442,000	Novasep Holding SAS (d)	8.00		12/15/16		1,319,430
						1,563,735
Financial - 0.8%
1,572,779	Orco Property Group, MTN (c)	0.00		02/28/18		1,693,497
1,397,000	Signature Group Holdings, Inc.	9.00		12/31/16		1,306,195
						2,999,692
Telecommunication Services - 0.9%
1,255,000	OTE PLC, MTN	5.00		08/05/13		1,614,965
717,000	OTE PLC, MTN	7.25		04/08/14		932,873
588,000	OTE PLC, MTN (d)(e)	7.25		02/12/15		755,236
						3,303,074
Total Corporate Non-Convertible Bonds (Cost $5,900,424)						7,866,501

Syndicated Loans - 0.2%
2,674,246	Cinram International, Inc. (f)	10.25		12/31/13		561,592
Total Syndicated Loans (Cost $1,703,805)						561,592

U.S. Government & Agency Obligations - 6.5%
U.S. Treasury Securities - 6.5%
5,000,000	U.S. Treasury Bill (g)	0.10		04/25/13		4,999,890
15,000,000	U.S. Treasury Bill (b)(g)	0.07		06/13/13		14,998,320
5,000,000	U.S. Treasury Bill (b)(g)	0.06		06/20/13		4,999,335
						24,997,545
Total U.S. Government & Agency Obligations (Cost $24,997,003)						24,997,545
Total Fixed Income Securities (Cost $36,067,827)						37,398,144

Shares	Security Description					Value

Warrants - 3.0%
2,242,029	Kinder Morgan, Inc. (a)(b)					11,524,029
3,690	Orco Property Group (a)(c)					3,358
Total Warrants (Cost $4,126,454)						11,527,387
Principal	Security Description	Rate		Maturity		Value

Short-Term Investments - 11.3%
Commercial Paper (g) - 11.3%
$4,000,000	CBS Corp.	0.33%		04/12/13		3,999,597
1,104,000	Cigna Corp.	0.39		04/16/13		1,103,821
3,000,000	Duke Energy Corp.	0.30		04/11/13		2,999,750
Principal	Security Description	Rate		Maturity		Value
$3,000,000	Enbridge Energy Partners	0.36%		04/11/13		$2,999,700
4,000,000	Entergy Corp.	0.70		04/16/13		3,998,833
2,000,000	Heinz (HJ) Finance Co.	0.30		04/25/13		1,999,600
3,500,000	Kroger Co.	0.35		04/09/13		3,499,728
3,000,000	Marriott International	0.30		04/03/13		2,999,950
600,000	Marriott International	0.37		04/29/13		599,827
4,000,000	Newell Rubbermaid, Inc.	0.65		04/24/13		3,998,339
2,000,000	Nextera Energy Cap Holdings	0.33		04/19/13		1,999,670
2,000,000	PPL Electric Utilities	0.36		04/12/13		1,999,780
3,500,000	Textron, Inc.	0.75		04/01/13		3,500,000
3,500,000	Virginia Electric Power	0.32		04/10/13		3,499,720
4,000,000	Wyndham Worldwide Corp.	0.90		04/04/13		3,999,700
Total Commercial Paper (Cost $43,198,015)						43,198,015
Total Short-Term Investments (Cost $43,198,015)						43,198,015

Contracts	Security Description		Strike Price		Expiration Date	Value
Purchased Options - 0.1%
Call Options Purchased - 0.0%
110	CBOE Volatility Binary		$ 15.00		04/13/13	$9,130
Total Call Options Purchased (Premiums Paid $49,724)						9,130

Put Options Purchased - 0.1%
32	Interoil, Corp.		60.00		06/13/13	19,936
5,408	SPDR S&P 500 ETF Trust		156.00		04/13/13	5,408
811	SPDR S&P 500 ETF Trust		155.00		04/13/13	811
1,400	SPDR S&P 500 ETF Trust		155.00		04/13/13	149,800
49	World Acceptance Corp.		65.00		04/13/13	49
Total Put Options Purchased (Premiums Paid $342,468)						176,004
Total Purchased Options (Premiums Paid $392,192)						185,134
Total Long Positions - 64.7% (Cost $206,150,883)*						$247,229,186
Total Short Positions - (11.5)% (Cost $(40,918,286))*						(43,856,269)
Total Written Options - (0.0)% (Premiums Received $(48,386))*						(78,400)
Other Assets & Liabilities, Net – 46.8%						179,152,679
Net Assets – 100.0%						$382,447,196

See Notes to Financial Statements.                               50                                             ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2013

Shares	Security Description	Value

Short Positions - (11.5)%
Common Stock - (6.1)%
Consumer Discretionary - (1.6)%
(6,889)	Autoliv, Inc.	$(476,306)
(12,511)	Big Lots, Inc.	(441,263)
(1,344)	Chipotle Mexican Grill, Inc.	(437,969)
(5,460)	Foot Locker, Inc.	(186,950)
(9,929)	HNI Corp.	(352,380)
(2,994)	Las Vegas Sands Corp.	(168,712)
(13,186)	Lululemon Athletica, Inc.	(822,147)
(3,379)	O'Reilly Automotive, Inc.	(346,516)
(14,884)	Owens & Minor, Inc.	(484,623)
(9,818)	Red Robin Gourmet Burgers, Inc.	(447,701)
(34,081)	Saks, Inc.	(390,909)
(2,639)	Signet Jewelers, Ltd.	(176,813)
(18,082)	Texas Roadhouse, Inc.	(365,076)
(1,922)	Tractor Supply Co.	(200,138)
(7,350)	Under Armour, Inc., Class A	(376,320)
(2,133)	Westport Innovations, Inc.	(62,945)
(1,231)	Wynn Resorts, Ltd.	(154,072)
		(5,890,840)
Consumer Staples - (1.2)%
(19,639)	Akorn, Inc.	(271,607)
(10,174)	Align Technology, Inc.	(340,931)
(14,568)	Boulder Brands, Inc.	(130,821)
(13,100)	DENTSPLY International, Inc.	(555,702)
(20,037)	ExamWorks Group, Inc.	(347,041)
(7,454)	Green Mountain Coffee Roasters, Inc.	(423,089)
(8,620)	PAREXEL International Corp.	(340,576)
(88,693)	Serco Group PLC	(844,974)
(13,666)	United Natural Foods, Inc.	(672,367)
(7,839)	VistaPrint NV	(303,056)
(3,699)	Whole Foods Market, Inc.	(320,888)
		(4,551,052)

Energy - (0.2)%
(15,600)	ONEOK, Inc.	(743,652)

Financial - (0.3)%
(12,029)	Citigroup, Inc.	(532,163)
(10,833)	Higher One Holdings, Inc.	(96,305)
(6,556)	World Acceptance Corp.	(562,964)
		(1,191,432)

Healthcare - (0.1)%
(9,145)	St. Jude Medical, Inc.	(369,824)
Industrial - (0.9)%
(8,842)	Aptargroup, Inc.	(507,089)
(5,214)	Caterpillar, Inc.	(453,461)
(5,896)	Deere & Co.	(506,938)
(32,581)	Ducommun, Inc.	(644,778)
(12,365)	Rexel SA	(269,848)
(21,865)	SKF AB, Class B	(533,158)
(42,139)	Smith & Wesson Holding Corp.	(379,251)
		(3,294,523)

Shares	Security Description	Value

Information Technology - (0.7)%
(7,988)	ACI Worldwide, Inc.	$(390,294)
(16,228)	Guidewire Software, Inc.	(623,804)
(4,032)	Harris Corp.	(186,843)
(10,312)	Hittite Microwave Corp.	(624,495)
(8,071)	Research In Motion, Ltd.	(116,626)
(3,346)	Salesforce.com, Inc.	(598,365)
(3,140)	Stratasys, Ltd.	(233,051)
		(2,773,477)
Materials - (0.3)%
(9,710)	Air Liquide SA	(1,179,705)

Telecommunication Services - (0.8)%
(17,927)	John Wiley & Sons, Inc., Class A	(698,436)
(27,874)	Pandora Media, Inc.	(394,696)
(41,881)	ViaSat, Inc.	(2,028,715)
		(3,121,847)
Total Common Stock (Cost $(21,022,991))		(23,116,352)

Investment Companies - (5.4)%
(21,784)	Industrial Select Sector SPDR Fund	(909,046)
(96,722)	iShares Russell 2000 Index Fund	(9,117,016)
(17,463)	SPDR S&P 500 ETF Trust	(2,733,833)
(131,923)	SPDR S&P Oil & Gas Exploration & Production ETF	(7,980,022)
Total Investment Companies (Cost $(19,895,295))		(20,739,917)
Total Short Positions - (11.5)% (Cost $(40,918,286))		$(43,856,269)

See Notes to Financial Statements.                               51                                             ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

$

Contracts	Description	Strike Price	Exp. Date	Value

Written Options - (0.0)%
Put Options Written - (0.0)%
(1,400)	SPDR S&P 500 ETF Trust	$152.00	04/13/13	$(78,400)
Total Put Options Written (Premiums Received $(48,386))				(78,400)
Total Written Options - (0.0)% (Premiums Received $(48,386))				$(78,400)
See Notes to Financial Statements.                               52                                             ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $1,737,079 or 0.5% of net assets.
(d)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,318,971 or 0.6% of net assets.
(e)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2013.
(f)	Security is currently in default and is on scheduled interest or principal payment.
(g)	Rate presented is yield to maturity.

At March 31, 2013, the Fund held the following credit default swap agreements:

Credit Default Swaps – Buy Protection
Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 03/31/13 (1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
Morgan Stanley & Co., LLC	Boston Scientific Corp., 6.40%, 06/15/16	1.00%	06/20/18	1.16%	$10,000,000	$3,920
Deutsche Bank	Carnival Corp., 6.65%, 01/15/28	1.00	06/20/18	1.01	15,000,000	25,682
Citigroup Global Markets, Inc.	Carnival Corp., 6.65%, 01/15/28	1.00	06/20/18	1.01	15,000,000	28,794
BNP Paribas Securities Corp.	Computer Sciences Corp., 6.50%, 03/15/18	5.00	06/20/18	1.67	5,000,000	62,545
Citigroup Global Markets, Inc.	Dow Chemical Co., 7.38%, 11/01/29	1.00	09/20/18	1.15	10,000,000	(90,897)
Barclays Capital, Inc.	Dow Chemical Co., 7.38%, 11/01/29	1.00	06/20/18	1.09	20,000,000	(77,571)
Barclays Capital, Inc.	Eastman Chemical Co., 7.60%, 02/01/27	1.00	06/20/18	0.93	10,000,000	(23,838)
Citigroup Global Markets, Inc.	Kimco Realty Corp., 6.88%, 10/01/19	1.00	06/20/18	0.84	10,000,000	(48,755)
Barclays Capital, Inc.	Kimco Realty Corp., 6.88%, 10/01/19	1.00	06/20/18	0.84	15,000,000	(110,553)
Citigroup Global Markets, Inc.	Macy's, Inc., 7.45%, 07/15/17	1.00	06/20/18	1.12	5,000,000	(2,524)
Deutsche Bank	Macy's, Inc., 7.45%, 07/15/17	1.00	06/20/18	1.12	15,000,000	(27,914)
Citigroup Global Markets, Inc.	Marriott International, Inc., 5.81%, 11/10/15	1.00	06/20/18	0.80	10,000,000	(42,885)
Barclays Capital, Inc.	Marriott International, Inc., 5.81%, 11/10/15	1.00	06/20/18	0.80	10,000,000	(32,905)
BNP Paribas Securities Corp.	Nordstrom, Inc., 6.95%, 03/15/28	1.00	06/20/18	0.80	10,000,000	(30,893)
Citigroup Global Markets, Inc.	Nordstrom, Inc., 6.95%, 03/15/28	1.00	06/20/18	0.80	5,000,000	(26,692)
Morgan Stanley & Co., LLC	Ryder System, Inc., 6.95%, 12/01/25	1.00	06/20/18	1.07	20,000,000	(43,859)
BNP Paribas Securities Corp.	Ryder System, Inc., 6.95%, 12/01/25	1.00	06/20/18	1.07	5,000,000	(140,340)
Goldman Sachs & Co.	Southwest Airlines Co., 5.13%, 03/01/17	1.00	09/20/18	1.05	10,000,000	(156,629)
Morgan Stanley & Co., LLC	Southwest Airlines Co., 5.13%, 03/01/17	1.00	06/20/18	1.05	10,000,000	(71,495)
Goldman Sachs & Co.	Southwest Airlines Co., 5.13%, 03/01/17	1.00	06/20/18	1.05	10,000,000	(105,593)
BNP Paribas Securities Corp.	Starwood Hotels & Resorts Worldwide Inc, 6.75%, 05/15/18	1.00	06/20/18	1.06	10,000,000	(31,040)

See Notes to Financial Statements.                               53                                             ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 03/31/13 (1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	Starwood Hotels & Resorts Worldwide Inc, 6.75%, 05/15/18	1.00%	06/20/18	1.06%	$10,000,000	$(24,874)
Citigroup Global Markets, Inc.	Starwood Hotels & Resorts Worldwide Inc, 6.75%, 05/15/18	1.00	06/20/18	1.06	10,000,000	(18,649)
Citigroup Global Markets, Inc.	Tyson Foods, Inc., 6.60%, 04/01/16	1.00	06/20/18	1.21	5,000,000	(24,408)
						$(1,011,373)
 (1) Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer.  Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

A
At March 31, 2013, the Fund sold the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)

(100)	Euro FX Currency Future	06/19/13	$(16,208,650)	$179,900
(300)	Russell 2000 Mini Future	06/21/13	(27,618,684)	(803,316)
(300)	S&P 500 Emini Future	06/21/13	(22,923,227)	(518,023)

$(66,750,561)	$(1,141,439)

*	Cost for federal income tax purposes is $169,741,916 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$42,686,829
Gross Unrealized Depreciation	(9,134,228)
Net Unrealized Appreciation	$33,552,601

See Notes to Financial Statements.                               54                                             ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$15,597,017	$-	$-	$15,597,017
Consumer Staples	8,118,538	-	-	8,118,538
Energy	40,485,154	-	-	40,485,154
Financial	28,372,655	-	40,224	28,412,879
Healthcare	3,332,639	-	-	3,332,639
Industrial	30,244,865	-	-	30,244,865
Information Technology	4,802,131	-	-	4,802,131
Materials	4,272,023	-	-	4,272,023
Telecommunication Services	15,847,430	-	-	15,847,430
Utilities	3,807,830	-	-	3,807,830
Asset Backed Obligations	-	3,972,506	-	3,972,506
Corporate Non-Convertible Bonds	-	6,173,004	1,693,497	7,866,501
Syndicated Loans	-	561,592	-	561,592
U.S. Government & Agency Obligations	-	24,997,545	-	24,997,545
Warrants	11,524,029	-	3,358	11,527,387
Commercial Paper	-	43,198,015	-	43,198,015
Purchased Options	185,134	-	-	185,134
Total Investments At Value	$166,589,445	$78,902,662	$1,737,079	$247,229,186

Other Financial Instruments**
Credit Default Swaps	-	120,941	-	120,941
Futures	179,900	-	-	179,900
Total Other Financial Instruments	$179,900	$120,941	$-	$300,841
Total Assets	$166,769,345	$79,023,603	$1,737,079	$247,530,027

Liabilities

Securities Sold Short

Common Stock	(23,116,352)	-	-	(23,116,352)
Investment Companies	(20,739,917)	-	-	(20,739,917)
Total Securities Sold Short	$(43,856,269)	$-	$-	$(43,856,269)
Other Financial Instruments**
Written Options	(78,400)	-	-	(78,400)
Credit Default Swaps	-	(1,132,314)	-	(1,132,314)
Forward Currency Contracts	-	(216)	-	(216)
Futures	(1,321,339)	-	-	(1,321,339)
Total Other Financial Instruments	$(1,399,739)	$(1,132,530)	$-	$(2,532,269)
Total Liabilities	$(45,256,008)	$(1,132,530)	$-	$(46,388,538)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures, credit default swaps and forward currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.  Written options are reported at their market value at year end.

See Notes to Financial Statements.                               55                                             ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
MARCH 31, 2013

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock	Preferred Stock	Corporate Convertible Bonds	Corporate Non-Convertible Bonds	Warrants

Balance as of 03/31/12	$696,417	$87,500	$1,871,580	$4,789,313	$-
Accrued Accretion /(Amortization)	-	-	140,207	230,004	-
Realized Gain / (Loss)	15,242	-	(205,746)	(183,918)	-
Change in Unrealized Appreciation / (Depreciation)	(387,150)	(87,500)	526,412	2,083,887	3,358
Purchases	-	-	498,571	18,319	-
Sales	(284,285)	-	(2,831,024)	(3,668,516)	-
Paydowns				(11,857)
Transfers In / (Out)	-	-	-	(1,563,735)	-
Balance as of 03/31/13	$40,224	$-	$-	$1,693,497	$3,358
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/13***	$(387,150)	$-	$-	$1,330,590	$3,358

***	The change in unrealized appreciation/(depreciation) is included in net changes in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2013.

See Notes to Financial Statements.                               56                                             ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2013

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $2,712,580,041 and $206,150,883, respectively)	$3,319,704,404	$247,229,186
Deposits with brokers	1,504,761,040	48,837,335
Cash	571,640,264	128,486,541
Foreign currency (Cost $0 and $945,805, respectively)	-	941,731
Receivables:
Fund shares sold	10,197,926	2,000,387
Investment securities sold	23,125,386	5,377,615
Dividends and interest	12,128,067	289,235
Variation margin	149,609	-
Swap premiums paid	-	1,426,700
Unrealized gain on swap agreements	117,576	120,941
Prepaid expenses	38,977	16,119
Total Assets	5,441,863,249	434,725,790

LIABILITIES
Swap premiums received	65,139	1,184,306
Unrealized loss on swap agreements	-	1,132,314
Unrealized loss on forward currency contracts	-	216
Payables:
Securities sold short, at value (Cost $1,231,038,399 and $40,918,286, respectively)	1,324,021,213	43,856,269
Call options written, at value (Premiums received $17,248,328 and $0, respectively)	25,055,561	-
Put options written, at value (Premiums received $23,640,990 and $48,386, respectively)	13,452,526	78,400
Investment securities purchased	22,906,273	4,114,671
Fund shares redeemed	6,580,690	644,593
Dividends and interest on securities sold short	1,138,804	63,457
Variation margin	2,162,283	144,250
Due to broker	152,128,767	-
Other	84,620	-
Accrued Liabilities:
Investment adviser fees	5,307,625	886,225
Trustees’ fees and expenses	2,300	200
Fund services fees	134,741	17,615
Other expenses	575,698	156,078
Total Liabilities	1,553,616,240	52,278,594

NET ASSETS	$3,888,247,009	$382,447,196

See Notes to Financial Statements.                                  57                                       ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2013

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$3,663,807,681	$374,110,560
Accumulated net investment loss	(4,777,213)	(4,401,844)
Accumulated net realized loss	(265,414,275)	(23,213,502)
Net unrealized appreciation	494,630,816	35,951,982
NET ASSETS	$3,888,247,009	$382,447,196

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	338,032,827	32,872,048
R Shares	7,904,267	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $3,799,857,341 and $382,447,196, respectively)	$11.24	$11.63
R Shares (based on net assets of $88,389,668 and $0, respectively)	$11.18	$-

See Notes to Financial Statements.                                  58                                       ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2013

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $416,239 and $242,552, respectively)	$48,821,297	$2,994,343
Interest income	21,660,994	4,289,363
Total Investment Income	70,482,291	7,283,706

EXPENSES
Investment adviser fees	66,125,938	11,892,656
Fund services fees	1,355,226	209,767
Transfer agent fees:
Institutional Shares	169,262	23,781
R Shares	107,857	-
Distribution fees:
R Shares	243,738	-
Custodian fees	603,951	252,963
Registration fees:
Institutional Shares	79,448	40,027
R Shares	19,843	-
Professional fees	175,245	86,843
Trustees' fees and expenses	153,115	17,026
Dividend and interest expense on securities sold short	27,978,780	3,190,499
Interest expense	6,924,269	1,097,588
Miscellaneous expenses	3,082,683	501,280
Total Expenses	107,019,355	17,312,430
Fees waived and expenses reimbursed	-	(266,751)
Net Expenses	107,019,355	17,045,679

NET INVESTMENT LOSS	(36,537,064)	(9,761,973)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	208,450,012	23,215,212
Foreign currency transactions	(530,699)	238,402
Futures	(113,618,389)	(5,167,459)
Securities sold short	(162,313,171)	(19,049,995)
Written options	37,040,590	877,663
Swaps	256,633	(8,013,773)
Net realized loss	(30,715,024)	(7,899,950)

See Notes to Financial Statements.                                  59                                       ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2013

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
Net change in unrealized appreciation (depreciation) on:
Investments	$145,220,387	$9,459,802
Foreign currency translations	173,945	(27,207)
Futures	1,448,397	1,782,900
Securities sold short	(21,109,891)	6,839,581
Written options	(9,235,990)	(41,308)
Swaps	137,153	687,301
Net change in unrealized appreciation (depreciation)	116,634,001	18,701,069
NET REALIZED AND UNREALIZED GAIN	85,918,977	10,801,119
INCREASE IN NET ASSETS FROM OPERATIONS	$49,381,913	$1,039,146

See Notes to Financial Statements.                                  60                                       ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2011	$3,401,987,995		$593,127,207

OPERATIONS
Net investment loss	(29,258,718)		(11,785,135)
Net realized gain (loss)	(1,844,835)		2,460,325
Net change in unrealized appreciation (depreciation)	146,634,457		(13,504,509)
Increase (Decrease) in Net Assets Resulting from Operations	115,530,904		(22,829,319)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(6,689,291)		-
Net realized gain:
Institutional Shares	(16,344,134)		(16,872,174)
R Shares	(439,299)		-
Total Distributions to Shareholders	(23,472,724)		(16,872,174)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,600,750,824	145,911,735	246,299,421	20,519,202
R Shares	33,674,499	3,066,276	-	-
Reinvestment of distributions:
Institutional Shares	18,063,489	1,641,104	16,150,949	1,392,323
R Shares	411,621	37,285	-	-
Redemption of shares:
Institutional Shares	(1,119,308,289)	(102,309,486)	(304,955,155)	(25,605,864)
R Shares	(44,205,889)	(4,026,253)	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	489,386,255	44,320,661	(42,504,785)	(3,694,339)
Increase (Decrease) in Net Assets	581,444,435		(82,206,278)

NET ASSETS MARCH 31, 2012 (Including line (a))	$3,983,432,430		$510,920,929

See Notes to Financial Statements.                                  61                                       ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2012 (Including line (a))	$3,983,432,430		$510,920,929

OPERATIONS
Net investment loss	(36,537,064)		(9,761,973)
Net realized loss	(30,715,024)		(7,899,950)
Net change in unrealized appreciation (depreciation)	116,634,001		18,701,069
Increase in Net Assets Resulting from Operations	49,381,913		1,039,146

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,275,564,625	114,078,621	126,849,777	10,997,972
R Shares	36,451,388	3,273,000	-	-
Redemption of shares:
Institutional Shares	(1,413,621,327)	(126,745,214)	(256,362,656)	(22,218,799)
R Shares	(42,962,020)	(3,864,023)	-	-
Decrease in Net Assets from Capital Share Transactions	(144,567,334)	(13,257,616)	(129,512,879)	(11,220,827)
Decrease in Net Assets	(95,185,421)		(128,473,733)

NET ASSETS MARCH 31, 2013 (Including line (b))	$3,888,247,009		$382,447,196

(a) Distributions in excess of net investment income March 31, 2012	$(2,264,949)		$(5,754,823)

(b) Accumulated net investment loss March 31, 2013	$(4,777,213)		$(4,401,844)

See Notes to Financial Statements.                                  62                                       ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2013	2012	2011		2010		2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Year	$11.09	$10.80	$10.66		$8.79		$10.52
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.10)	(0.09)	(0.02)		0.10		0.08
Net realized and unrealized
gain (loss)	0.25	0.45	0.20		1.91		(1.38)
Total from Investment
Operations	0.15	0.36	0.18		2.01		(1.30)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(0.02)	(0.04)		(0.14)		(0.08)
Net realized gain	—	(0.05)	—		—	(b)	(0.35)
Total Distributions to
Shareholders	—	(0.07)	(0.04)		(0.14)		(0.43)
NET ASSET VALUE, End
of Year	$11.24	$11.09	$10.80		$10.66		$8.79
TOTAL RETURN	1.35%	3.36%	1.73%		22.95%		(12.41)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$3,799,857	$3,889,319	$3,300,120		$2,116,412		$786,766
Ratios to Average Net Assets:
Net investment income (loss)	(0.87)%	(0.80)%	(0.20)%		0.98%		0.78%
Net expense (c)	1.73%	1.73%	1.73%		1.78%		1.81%
Dividend and interest expense	0.84%	0.85%	0.53%		0.34%		0.50%
Gross expense	2.57%	2.58%	2.26	% (d)	2.12	% (d)	2.31	% (d)
PORTFOLIO TURNOVER RATE	68%	112%	192%		114%		133%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Excludes dividend and interest expense.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                  63                                       ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2013	2012	2011		2010		2009
R SHARES (a)
NET ASSET VALUE, Beginning
of Year	$11.08	$10.82	$10.67		$8.82		$10.55
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.15)	(0.16)	(0.10)		0.05		0.04
Net realized and unrealized
gain (loss)	0.25	0.47	0.26		1.91		(1.39)
Total from Investment
Operations	0.10	0.31	0.16		1.96		(1.35)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	(0.01)		(0.11)		(0.03)
Net realized gain	—	(0.05)	—		—	(c)	(0.35)
Total Distributions to
Shareholders	—	(0.05)	(0.01)		(0.11)		(0.38)
NET ASSET VALUE, End
of Year	$11.18	$11.08	$10.82		$10.67		$8.82
TOTAL RETURN	0.90%	2.87%	1.49%		22.28%		(12.73)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$88,390	$94,113	$101,868		$93,696		$27,600
Ratios to Average Net Assets:
Net investment income (loss)	(1.34)%	(1.43)%	(0.95)%		0.52%		0.37%
Net expense (d)	2.14%	2.14%	2.11%		2.22%		2.23%
Dividend and interest expense	0.84%	0.81%	0.53%		0.34%		0.50%
Gross expense	2.98%	2.95%	2.64	% (e)	2.56	% (e)	2.73	% (e)
PORTFOLIO TURNOVER RATE	68%	112%	192%		114%		133%

(a)
Effective July 31, 2009, C Shares were reclassified as R Shares.  For the period April 1, 2009 through July 31, 2009, total return for the C Shares was 14.02%.  For the aforementioned period, the annualized gross expense and net expense ratios were 3.56% and 3.30%, respectively.

(b)	Calculated based on average shares outstanding during each year.
(c)	Less than $0.01 per share.
(d)	Excludes dividend and interest expense.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                  64                                       ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended March 31,
2013	2012	2011	2010	October 21, 2008 (a) through March 31, 2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$11.59	$12.41	$11.77	$10.57	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.26)	(0.25)	(0.13)	(0.11)	0.04
Net realized and unrealized
gain (loss)	0.30	(0.21)	0.95	2.11	0.55
Total from Investment
Operations	0.04	(0.46)	0.82	2.00	0.59
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	(0.01)	(0.02)
Net realized gain	—	(0.36)	(0.18)	(0.75)	—	(c)
Return of capital	—	—	—	(0.04)	—
Total Distributions to
Shareholders	—	(0.36)	(0.18)	(0.80)	(0.02)
NET ASSET VALUE, End
of Period	$11.63	$11.59	$12.41	$11.77	$10.57
TOTAL RETURN	0.34%	(3.68)%	6.98%	19.00%	5.95	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$382,447	$510,921	$593,127	$285,639	$77,245
Ratios to Average Net Assets:
Net investment income (loss)	(2.25)%	(2.12)%	(1.05)%	(0.90)%	0.84	%(e)
Net expense (f)	2.95%	2.95%	2.95%	2.95%	2.95	%(e)
Dividend and interest expense	0.99%	0.61%	0.42%	0.46%	0.05	%(e)
Gross expense (g)	4.00%	3.58%	3.42%	3.66%	3.82	%(e)
PORTFOLIO TURNOVER RATE	205%	430%	630%	597%	281	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes dividend and interest expense.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                  65                                       ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Note 1. Organization

Absolute Strategies Fund and Absolute Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Opportunities Fund currently offers Institutional Shares. Absolute Opportunities Fund commenced operations on October 21, 2008. Absolute Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

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NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2013, for each Fund’s investments is included in the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The volume of open currency positions may vary on a daily basis as each Fund transacts forward currency contracts in order to achieve the exposure desired by the adviser. Absolute Strategies Fund and Absolute Opportunities Fund entered into an aggregated total notional value of $143,936,164 and $18,100,342, respectively, of forward currency contracts for the year ended March 31, 2013.

The values of each individual forward currency contract outstanding in the Absolute Opportunities Fund as of March 31, 2013, are disclosed in the table below.

Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Depreciation

(210,337)	Canadian Dollars	04/02/13	$206,840	$(216)

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt

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NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of March 31, 2013, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts futures contracts in order to achieve the exposure desired by the adviser. Each Fund entered into a total notional amount of $4,278,496,254 and $263,192,877 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on futures contracts for the year ended March 31, 2013.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with broker for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2013, are disclosed in each Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as each Fund transacts purchased options in order to achieve the exposure desired by the adviser. Each Fund entered into a total value of $132,310,255 and $36,404,229 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on purchased options during the year ended March 31, 2013.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund,

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NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of March 31, 2013, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts written options in order to achieve the exposure desired by the adviser. Each Fund entered into written options with a total value of $(74,514,749) and $(1,355,899) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, during the year ended March 31, 2013.

Transactions in written options during the year ended March 31, 2013, were as follows:

Absolute Strategies
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2012	(6,815)	$(4,249,484)	(56,840)	$(27,395,810)
Options written	(191,487)	(29,585,055)	(215,531)	(44,929,694)
Options terminated in closing transactions	72,501	13,433,862	93,939	32,866,080
Options exercised	100	2,302	1,660	1,070,057
Options expired	12,956	3,150,047	33,463	14,748,377
Options Outstanding, March 31, 2013	(112,745)	$(17,248,328)	(143,309)	$(23,640,990)

Absolute Opportunities
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2012	(2,330)	$(150,248)	(383)	$(115,906)
Options written	(16,035)	(725,646)	(16,625)	(630,253)
Options terminated in closing transactions	8,211	388,108	14,526	680,513
Options exercised	-	-	-	-
Options expired	10,154	487,786	1,082	17,260
Options Outstanding, March 31, 2013	-	$-	(1,400)	$(48,386)

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

69                                          ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2013, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts credit default swaps in order to achieve the exposure desired by the adviser. Absolute Strategies Fund and Absolute Opportunities Fund entered into a total notional amount of $1,000,000 and $770,000,000, respectively, on credit default swap agreements during the year ended March 31, 2013.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

Notional amounts of each individual interest rate swap agreement outstanding as of March 31, 2013, if any, are disclosed in each Fund’s Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts interest rate swaps in order to achieve the exposure desired by the adviser. The Funds did not enter into any interest rate swaps for the year ended March 31, 2013.

Derivatives Transactions - Each Fund’s use of derivatives during the year ended March 31, 2013, was limited to credit default swaps, options, forward currency contracts and futures contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Fund Contract Type/ Primary Risk Exposure

Absolute Strategies Fund

Credit contracts
	Unrealized gain on swap agreements	$117,576	Unrealized loss on swap agreements	$-

	Swap premiums paid	-	Swap premiums received	(65,139)

Currency contracts
	Receivable-Variation margin	-	Payable-Variation margin	(410,000)

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NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives

Absolute Strategies Fund - continued

Equity contracts
	Receivable-Variation margin	$-	Payable-Variation margin	$(1,730,000)

	Total investments, at value	78,156,682

			Call options written, at value	(25,055,561)

			Put options written, at value	(13,452,526)

Interest contracts
	Receivable-Variation margin	149,609	Payable-Variation margin	(22,283)

Absolute Opportunities Fund

Credit contracts
	Unrealized gain on swap agreements	120,941	Unrealized loss on swap agreements	(1,132,314)

	Swap premiums paid	1,426,700	Swap premiums received	(1,184,306)

Currency contracts
	Receivable-Variation margin	-	Payable-Variation margin	(51,250)

Equity contracts
	Receivable-Variation margin	-	Payable-Variation margin	(93,000)

	Total investments, at value	185,134

			Put options written, at value	(78,400)

Forward Currency contracts
	Unrealized gain on forward currency contracts	-	Unrealized loss on forward currency contracts	(216)

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ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2013, by each Fund are recorded in the following locations on the Statement of Operations:

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Absolute Strategies Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) - Swaps	$282,133	$132,849

Currency contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	2,788,000	3,395,350

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(112,681,097)	214,069

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	(39,069,952)	(10,769,942)

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	37,040,590	(9,235,990)

Forward Currency contracts
	Realized gain (loss) – Foreign currency transactions and Net Change in unrealized gain (loss) – Foreign currency translations	(253,242)	92,516

Interest contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(3,725,292)	(2,161,022)

	Realized gain (loss) – Swaps and Change in unrealized gain (loss) – Swaps	(25,500)	4,304

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NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Absolute Opportunities Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) – Swaps	$(8,013,773)	$687,301

Currency contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	533,412	668,938

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(5,700,871)	1,113,962

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	(9,157,957)	2,783,107

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	877,663	(41,308)

Forward Currency contracts
	Realized gain (loss) – Foreign currency transactions and Net Change in unrealized gain (loss) – Foreign currency translations	(1,027)	(216)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

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NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.60% and 2.75% of the average daily net assets of Absolute Strategies Fund and Absolute Opportunities Fund, respectively.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board

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ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Opportunities Fund to 2.95% through July 31, 2013. The Adviser waived fees of $266,751 for the year ended March 31, 2013.

Absolute Opportunities Fund may repay the Adviser fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; (2) such payment is approved by the Board, and (3) the resulting class expenses do not exceed 2.95% for Institutional Shares. For the period April 1, 2010 through March 31, 2013, the Adviser waived fees and/or reimbursed expenses as follows:

Year/Period Ended	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2011	$95,814	March 31, 2014	$-
March 31, 2012	$87,404	March 31, 2015	$-
March 31, 2013	$266,751	March 31, 2016	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2013, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$2,036,650,644	$2,353,258,779	$139,719,257	$94,232,237

Absolute Strategies Fund placed a portion of it’s portfolio transactions with a brokerage firm affiliated with a sub-adviser. The commissions paid to this affiliated firm were $38,397 for the period.

Absolute Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$471,803,899	$600,062,730

On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. During the fiscal year ended March 31, 2013, the Absolute Strategies Fund had inter-portfolio purchases of $935,520 and Absolute Opportunities Fund had inter-portfolio sales of $935,520.

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NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

Ordinary Income	Long-Term Capital Gain	Total

Absolute Strategies Fund

2013	$-	$-	$-
2012	6,090,602	17,382,122	23,472,724

Absolute Opportunities Fund

2013	-	-	-
2012	368,743	16,503,431	16,872,174

As of March 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	Unrealized Appreciation on Investments and Foreign Currency	Total

Absolute Strategies Fund	$(105,347,142)	$329,786,470	$224,439,328
Absolute Opportunities Fund	(24,283,323)	32,619,959	8,336,636

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures, passive foreign investment holdings, real estate investment trusts, constructive sales, straddles, convertible bond premium, contingent payment debt instruments, cover loss deferrals, short dividends, registered investment companies, inflation indexed securities and credit default swaps.

For tax purposes, the current year post-October loss and late year ordinary loss was $3,466,869 and $3,190,084 (realized during the period November 1, 2012 through March 31, 2013) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively. These losses will be recognized for tax purposes on the first business day of each Fund’s current fiscal year, April 1, 2013.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after April 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Therefore, it is possible that all or a portion of a fund’s pre-effective capital loss carryforwards could expire unused. Absolute Strategies Fund and Absolute Opportunities Fund had $101,880,273 and $21,093,239, respectively, of available short term capital loss carryforwards that have no expiration date.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2013. The following reclassifications were the result of book to tax differences resulting from real estate investment trusts, partnerships, passive foreign investment holdings, grantor trusts, straddles, constructive sales, short dividend reclassifications, currency, paydowns, convertible bond premium adjustments, contingent payment debt instruments, credit default swap income, inflation indexed securities and net operating losses and had no impact on the net assets of each Fund.

Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in-Capital

Absolute Strategies Fund	$34,024,800	$(26,168,634)	$(7,856,166)
Absolute Opportunities Fund	11,114,952	1,561,036	(12,675,988)

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ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Note 7. Recent Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

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ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

To the Board of Trustees of Forum Funds and the Shareholders of Absolute Strategies Fund and Absolute Opportunities Fund

We have audited the accompanying statements of assets and liabilities of Absolute Strategies Fund and Absolute Opportunities Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods (Absolute Opportunities Fund commenced operations on October 21, 2008) in the five year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Absolute Strategies Fund and Absolute Opportunities Fund as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and their financial highlights for each of the years or periods in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

             BBD, LLP

Philadelphia, Pennsylvania
May 30, 2013
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ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

Investment Advisory Agreement Approval

At the March 22, 2013 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between Absolute Investment Advisors LLC (“Absolute”) and the Trust pertaining to the Funds (the “Advisory Agreement”) and the continuance of certain sub-advisory agreements (“Sub-Advisory Agreements”) for the Funds with AJO, LP; Green Eagle Capital, LLC; Horizon Asset Management, Inc.; Kingstown Capital Management, LP; Kovitz Investment Group, LLC; Longhorn Capital Partners, LLC; Madden Asset Management, LLC; MetWest Asset Management, LLC; Mohican Financial Management, LLC; Pine Cobble Capital, LLC; Sabal Capital Management, LLC; SSI Investment Management, Inc.; St. James Investment Company, LLC; TWIN Capital Management, Inc.; and Yacktman Asset Management LP (the “Sub-advisers”). In evaluating the Advisory and Sub-Advisory Agreements for the Funds, the Board reviewed materials furnished by Absolute, the Sub-advisers (collectively, the “Advisers”) and the administrator, including information regarding the Advisers’ and Sub-advisers’ personnel, operations and financial condition.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Advisers, including information on the investment performance of the Funds and Advisers; (2) the costs of the services to be provided and profitability to Absolute with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisers from their relationship with the Funds.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of Absolute and a discussion of the personnel, operations and financial condition of Absolute regarding itself and the Sub-advisers, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and Absolute and the quality of services provided by each Sub-adviser under each Subadvisory Agreement between Absolute and each Sub-adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Absolute with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of Absolute’s and each Sub-adviser’s senior management and staff. The Board considered the adequacy of Absolute’s and each Sub-adviser’s resources and quality of services provided by Absolute under the Advisory Agreement and each Sub-adviser under the relevant Subadvisory Agreement.

Costs of Services and Profitability

The Board considered information provided by Absolute regarding its costs of services and its profitability with respect to the Funds. In this regard, the Board considered Absolute’s resources devoted to the Funds as well as Absolute’s discussion of costs and profitability. The Board also considered the proportion of Absolute’s fee paid to each Sub-adviser. Based on these and other applicable considerations, the Board concluded that Absolute’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

The Board did not consider information regarding the costs of services provided or profits realized by each Sub-adviser from its relationship with the Funds, noting instead the arms-length nature of the relationship between Absolute and the Sub-advisers with respect to the negotiation of the advisory fee rate on behalf of each Fund and that Absolute, and not the Fund, was responsible for paying the sub-advisory fees due under each Subadvisory Agreement. The Board concluded that each Sub-adviser’s profitability was not a material factor in determining whether or not to approve the Sub-Advisory Agreements.

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ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

Performance

The Board reviewed performance of the Funds and Absolute’s discussion of its investment philosophy. The Board considered the Absolute Strategies Fund’s performance and Absolute’s discussion of each of its Sub-adviser’s performance, as applicable, over the 1-year, 3-year, 5-year and since inception periods ended February 28, 2013. The Board noted that the Absolute Strategies Fund underperformed on an annualized basis the S&P 500, its primary benchmark index, during each period, but that the Absolute Strategies Fund outperformed on an annualized basis the HFRX Global Hedge Fund Index, its secondary benchmark, for the 3-year, 5-year and since inception periods. The Board next considered the Absolute Opportunities Fund's performance and Absolute’s discussion of each of its Sub-adviser’s performance, as applicable, over the 1-year, 3-year and since inception periods ended February 28, 2013. The Board noted that the Absolute Opportunities Fund underperformed on an annualized basis the S&P 500, its primary benchmark index, during each period but that the Absolute Opportunities Fund outperformed on an annualized basis the HFRX Global Hedge Fund Index, its secondary benchmark, for the 3-year and since inception periods. The Board noted Absolute’s representation that the Funds are designed to be largely unrelated to market performance and purposely ignore short-term, “risk-on” rallies. In that regard, the Board noted that since inception through the period ended December 31, 2012, the Absolute Strategies Fund had cumulative returns of 9.75% versus -13.64% for the HFRX Global Hedge Fund Index and that since inception through the period ended December 31, 2012 the Absolute Opportunities Fund had cumulative returns 28.47% versus 4.76% for the HFRX Global Hedge Fund Index.

With respect to Sub-adviser performance, the Adviser explained that each Sub-adviser could be expected to achieve dramatically different performance results in light of each Sub-adviser’s particular strategy. The Board considered Absolute’s assessment of each Sub-adviser’s performance. The Board noted Absolute’s explanation that, standing alone, no Sub-adviser would necessarily be expected to perform in line with the market or a Fund’s benchmark and that, instead, the performance of each Fund as a whole should be considered. In this regard, the Board noted that Absolute emphasized its responsibility for allocating each Absolute Fund’s assets among Sub-advisers in order to achieve the applicable Fund’s investment objective. In light of Absolute’s presentation and the level of each Fund’s assets, the Board concluded that the Funds and their shareholders could benefit from the renewal of the Advisory Agreement and of each of the applicable Sub-Advisory Agreements between Absolute and each Sub-adviser.

Compensation

The Board considered Absolute’s compensation for providing advisory services to each Fund and analyzed comparative information on fee rates and expenses and performance of similar mutual funds, noting Absolute’s representation that it believes that hedge funds provide a fairer comparison to each Fund in terms of strategy and complexity and, as such, the peer groups provided to the Board by Lipper Inc. do not completely reflect each of the Funds’ peers. The Board noted that Absolute’s advisory fee rate and the total expense ratio of each Fund were higher than the median advisory fee rate and median total expense ratio for funds in its Lipper Inc. peer group. The Board specifically considered that the Funds’ fees were among the highest charged by the funds in their Lipper Inc. peer groups. In this regard, the Board considered Absolute’s explanation that hedge funds are more similar to each of the Funds than the mutual funds in their Lipper Inc. peer group, and that such hedge funds’ fees typically consist of a base advisory fee as high as 2% and an additional performance fee as high as 20%. The Board recognized that Absolute’s fees do not include performance fees and that Absolute pays all of the Sub-advisers out of its advisory fee. Under these circumstances, the Board concluded that it is difficult to make meaningful comparison of the Funds’ expense ratios to those of their Lipper Inc. peer group, due to variations between the services provided by Absolute to the Funds and those included in the fees paid by other funds. Based on the foregoing, and on all of the information presented, the Board concluded that the advisory fee charged to the Funds was reasonable.

Economies of Scale

The Board considered whether either of the Funds could benefit from any economies of scale. The Board noted Absolute’s representation that, with respect to the Absolute Strategies Fund, Absolute may achieve economies of

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ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

scale in the near term and, therefore, proposes for the period of August 1, 2013 to August 1, 2014 to implement fee breakpoints for the Fund by contractually waiving its advisory fee to 1.55% on assets in excess of $4.5 billion and to 1.50% on assets in excess of $5 billion (the "Fee Break").  The Board also considered that Absolute would consider whether to renew the Fee Break annually thereafter. In this regard, the Board noted Absolute’s explanation that neither Fund could achieve large economies of scale because the investment strategies of the Sub-advisers were not high-capacity strategies – meaning the Sub-advisers could not successfully manage larger and larger amounts of assets and that, absent an exception, the Absolute Strategies Fund is closed to new investors. The Board also noted Absolute’s explanation that, to the extent it was able to obtain fee breaks with certain Sub-advisers, the resulting revenue may not be incorporated into Absolute’s revenue given the need for Absolute to be able to hire additional Sub-Advisers at all times and at different fee rates.  The Board also considered Absolute’s representation that it expects to have to pay higher sub-advisory fees in the future.

With respect to the Absolute Opportunities Fund, the Board noted Absolute’s representation that the Absolute Opportunities Fund potentially could benefit from economies of scale as assets grow but that Absolute currently forgoes 0.02% of its advisory fee pursuant to a contractual fee cap limiting total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 2.95% through July 31,2013.  In this regard, the Board noted that Absolute currently is not proposing breakpoints or changes in fees for the Absolute Opportunities Fund at this time. Based on the foregoing information, the Board concluded that shareholders of the Absolute Strategies Fund could share in future economies of scale and economies of scale were not yet a material factor for the Absolute Opportunities Fund.

Other Benefits

The Board noted the Advisers’ representations that they do not expect to receive any kind of benefit or compensation from its relationship with the Funds, other than its contractual advisory and sub-advisory fees. Based on the foregoing representations, the Board concluded that other benefits received by Absolute and the Sub-advisers from their relationships with the Funds were not a material factor to consider in approving the continuation of the Advisory and Sub-advisory Agreements.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and Sub-advisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Advisory Agreement and Sub-advisory Agreements, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each

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ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012, through March 31, 2013.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2012	March 31, 2013	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$999.11	$12.21	2.45%
Hypothetical (5% return before taxes)	$1,000.00	$1,012.72	$12.29	2.45%
R Shares
Actual	$1,000.00	$997.32	$14.24	2.86%
Hypothetical (5% return before taxes)	$1,000.00	$1,010.67	$14.34	2.86%

Absolute Opportunities Fund
Institutional Shares
Actual	$1,000.00	$1,006.93	$19.91	3.98%
Hypothetical (5% return before taxes)	$1,000.00	$1,005.09	$19.90	3.98%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

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ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	21	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	21	Trustee, Forum ETF Trust
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Trustee, Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

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BECK, MACK & OLIVER FUNDS

BECK, MACK & OLIVER GLOBAL FUND
BECK, MACK & OLIVER PARTNERS FUND

ANNUAL REPORT

March 31, 2013

BECK, MACK & OLIVER LLC

TABLE OF CONTENTS

Beck Mack & Oliver Global Fund
A Message to Our Shareholders	2
Performance Chart and Analysis (Unaudited)	7
Portfolio Profile (Unaudited)	8
Schedule of Investments	9
Statement of Assets and Liabilites	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17

Beck Mack & Oliver Partners Fund
A Message to Our Shareholders	18
Performance Chart and Analysis (Unaudited)	23
Portfolio Profile (Unaudited)	24
Schedule of Investments	25
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	29

Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	38
Additional Information (Unaudited)	39

BECK MACK AND OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

Dear Shareholders:

The Beck, Mack & Oliver Global Fund (the “Global Fund”) ended its fiscal year on March 31, 2013 with a net asset value of $20.73 per share, realizing a return of 13.35% for the twelve-month period. The Global Fund’s fiscal return compares with a return of 11.85% for the Global Fund’s benchmark, the MSCI World Index (“MSCI World”)1, and a 11.25% return for the MSCI EAFE Index (“MSCI EAFE”)2. For a longer term perspective, the Global Fund’s 3-, 5-, and 10-year average annual total returns for the period ended March 31st were as follows:

Average Annual Total Return as of 03/31/2013	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Global Fund	13.35%	7.82%	2.61%	10.83%
MSCI World Index	11.85%	8.46%	2.23%	8.88%
MSCI EAFE Index	11.25%	5.00%	-0.89%	9.69%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Global Fund’s annual operating expense ratio (gross) is 1.90%. However, the Global Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.25%, which is in effect until July 31, 2013. During the period certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. Returns greater than one year are annualized.)

The Global Fund outperformed its benchmark during the fiscal period ending March 31, 2013 by 1.50%. Concentration of positions and stock selection were the primary drivers of this outperformance.  As of March 31, 2013, the Global Fund held 54 common stock positions representing 22 countries. Exposure to common stocks in Hong Kong, Indonesia, Australia, Mexico, Japan and Canada contributed significantly to the Global Fund’s outperformance versus the MSCI World.  While a contributor to the Global Fund’s performance, the Global Fund’s exposure to and resultant performance contribution from the U.S. was minimal in comparison to that of the MSCI World, as discussed below.  Our investments in the Financial as well as Consumer Staples and Telecommunication Services sectors also proved beneficial from a performance standpoint as compared to the MSCI World.

1
The MSCI World Index measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI includes reinvestment of dividends and income. The total return of the Global Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Global Fund is professionally managed while the MSCI is unmanaged and is not available for investment.

2
The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada.  The total return of the MSCI EAFE includes the reinvestment of dividends and income. The total return of the Global Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Global Fund is professionally managed while the MSCI is unmanaged and is not available for investment.

2

BECK MACK AND OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

Those securities that contributed to and detracted from performance the most during the period included:

Best Performing Equities	Contribution to Performance 3
Wheelock and Company Ltd. (Hong Kong)	3.13%
PT Panin Financial Tbk (Indonesia)	1.60%
GrainCorp. Ltd. (Australia)	1.39%
Huntingdon Capital Corp (Canada)	1.30%
Softbank Corp. (Japan)	1.26%

Underperforming Equities	Contribution to Performance 3
Pacific Rubiales Energy Corp. (Colombia)	-0.30%
Kinross Gold Corporation (Canada)	-0.33%
Promotora de Informaciones, S.A. (Spain)	-0.36%
Petromanas Energy Inc. (Canada)	-0.43%
Archer Limited (Bermuda)	-1.05%

Asset prices, as measured by world equity indices, increased dramatically during the reporting period and are now five years into a bull market.  Developed markets, led by the U.S. (as measured by the S&P 500 Index) have particularly outperformed other markets.  As of writing, Japan, as measured by the Nikkei 225 Index and TOPIX, has been a standout performer.  We recently had the opportunity to hear a presentation by Byron Wien of Blackstone Advisory titled “Money is everything – so far,” which sums it up.  Whilst not to disregard the achievements of the global Fortune 1000 – whose operations are as lean and mean as ever – it appears that government balance sheet expansion and stimulus are influencing equity (and asset) prices more than ever.  The Global Fund’s exposure to Japanese securities such as Japan Tobacco and Softbank has positively impacted performance while our lack of exposure to the U.S./S&P 500 has been a drag relative to the MSCI World.

3	Contribution is the return of a security multiplied by the security’s weight in the portfolio. Such weighting is only of the equity securities and cash held in the portfolio.

3

BECK MACK AND OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

During the fiscal period we reduced our exposure (albeit prematurely) to U.S. equities as we found some exceptional value in equities domiciled in developing markets.  Developing markets have lagged the S&P 500 substantially as of late and now represent value.  Consider the following charts:

The left-hand chart shows the increasing book value premium of developed world stocks versus emerging market stocks (each line represents the % premium). At this stage, while emerging market stocks are considered to carry greater investment risks relative to developed markets, they are cheaper on a book value basis versus developed world (and U.S.) stocks than they have been since 2005. The right-hand chart shows the outperformance of the MSCI World Index over the MSCI Emerging Market Index. 6

In general, there are positive structural drivers to global developing markets such as increasing income per capita, improving governance, stable banking systems and demographics (young, large populations).  From a valuation perspective, we find often that the perception of risk in developing markets is mismatched with actual risk, resulting in the mispricing of securities.  This combination of mispricing and structural drivers results in a long-term investment opportunity.

4	Book value is the total asset of a company minus the total liability.

5	The MSCI Emerging Markets Index is designed to measure equity performance in global emerging markets.

6	Source: Business Monitor International

4

BECK MACK AND OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

On a case by case basis, we are finding what we believe are good businesses trading at single digit multiples to earnings and/or large discounts to NAV (net asset value) with good growth prospects in developing markets.  We highlight one such recent discovery, Dewan Housing Finance Corp (DEWH IN).

The Global Fund recently established a position in Dewan Housing Finance Corp.  Dewan has been India's leading lender focused on rural and semi-urban home purchases, an attractive and high-growth niche.  Unlike in more developed countries in Europe and North America, this segment in India is under-leveraged (mortgage penetration has significant room to grow) and boasts fast growing real incomes in a market with an increasing demographic need for new homes that is likely to enjoy a tailwind of declining interest rates from levels that are presently high by global standards.  India's regulatory regime requires all lenders to adhere to prudent capital adequacy and loan-to-value standards.  Dewan’s leading distribution network (which is increasingly used for cross-selling additional financial products), established brand, and in-house credit appraisal/management/loan processing capabilities (which tend to benefit from scale/experience and may help it boast extremely low cross-cycle default rates and fast approval/rejection times) have represented competitive advantages that are difficult to replicate.  We believe Dewan has the opportunity to improve margins over time with scale and lower cost financing.  Despite a large existing stake in the company, Dewan’s promoter/management team has displayed confidence by recently increasing its stake via open market transactions.  Indeed, Dewan appears undervalued at a discount to book value despite double-digit sustainable returns on equity7 and a track record of compounding shareholder wealth since 2004.  We initiated our position in Dewan in April 2013 at what appeared to be a mid-single digit multiple to earnings.

7
Return on equity is a measure of a corporation's profitability that reveals how much profit a company generates with the money shareholders have invested and is calculated as Net Income/Shareholder's Equity.

5

BECK MACK AND OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

We will continue to seek out opportunities like that of Dewan through our intrinsic value approach to investing driven by intensive fundamental research.  In so doing, we look to minimize the potential for permanent impairment of capital – our definition of risk – and strive to achieve competitive risk-adjusted returns.

As always we thank you for your loyalty and patience, which we believe will be rewarded in the fullness of time.

Respectfully submitted,

David E. Rappa                                                                                Peter A. Vlachos

           Robert C. Beck

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Global Fund will achieve its investment objective.  Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. The Global Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Global Fund managers as of March 31, 2013 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Global Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Effective August 1, 2012, the Beck, Mack & Oliver Global Equity Fund changed its name to the Beck, Mack & Oliver Global Fund.

6

BECK MACK AND OLIVER GLOBAL FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Global Fund (the “Fund”) compared with the performance of the primary benchmark, MSCI World Index (“MSCI World”), and the secondary benchmark, MSCI EAFE Index (“MSCI EAFE”) over the past ten fiscal years. The MSCI World measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total return of the MSCI World and MSCI EAFE include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World and MSCI EAFE do not include expenses. The Fund is professionally managed while the MSCI World and MSCI EAFE are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.90%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.25%, through July 31, 2013. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

7

BECK MACK AND OLIVER GLOBAL FUND
PORTFOLIO PROFILE (Unaudited)
MARCH 31, 2013

PORTFOLIO HOLDINGS
% of Total Investments

Financials	45.9%
Consumer Discretionary	12.0%
Energy	11.7%
Industrials	7.6%
Consumer Staples	6.7%
Private Equity Funds	5.3%
Materials	3.3%
Telecommunication Services	2.7%
Foreign Government	2.0%
Investment Companies	1.6%
Information Technology	1.0%
Warrants	0.2%
100.0%

See Notes to Financial Statements.                                        8

BECK MACK AND OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Shares	Security Description	Value
Common Stock - 83.3%
Australia - 1.0%
35,313	GrainCorp, Ltd., Class A	$429,429
56,878	UGL, Ltd.	606,398
		1,035,827
Bermuda - 2.9%
1,234,700	Archer, Ltd. (a)	1,099,249
14,500	Enstar Group, Ltd. (a)	1,802,205
		2,901,454
Canada - 14.5%
59,900	Brookfield Asset Management, Inc., Class A	2,187,616
6,235	Fairfax Financial Holdings, Ltd.	2,434,587
647,250	Huntingdon Capital Corp. (c)	7,843,331
252,000	Kinross Gold Corp.	1,994,468
2,651,700	Petromanas Energy, Inc. (a)	274,084
		14,734,086
Chile - 0.5%
4,800,000	Cia Sud Americana de Vapores SA (a)	486,108

Colombia - 3.8%
116,000	Pacific Rubiales Energy Corp.	2,448,236
4,118,800	Petroamerica Oil Corp. (a)	1,439,360
		3,887,596
Hong Kong - 10.8%
30,720,000	CSI Properties, Ltd.	1,424,686
87,500	Guoco Group, Ltd.	1,068,592
106,649	Henderson Land Development Co., Ltd.	729,536
386,500	Hopewell Holdings, Ltd.	1,565,906
286,000	Soundwill Holdings, Ltd.	729,503
2,959,000	Value Partners Group, Ltd.	1,917,382
669,000	Wheelock & Co., Ltd.	3,563,668
		10,999,273
India - 2.3%
291,918	Coal India, Ltd.	1,660,200
750,000	JM Financial, Ltd.	222,861
117,350	MAX India, Ltd.	483,758
1,134	Tata Sponge Iron, Ltd.	6,217
		2,373,036
Indonesia - 4.5%
1,492,500	Indomobil Sukses Internasional Tbk PT	844,739
148,026,900	Panin Financial Tbk PT (a)	3,732,090
		4,576,829
Japan - 8.5%
28,400	Fanuc, Ltd.	4,341,382
40,800	Japan Tobacco, Inc.	1,302,427

Shares	Security Description	Value

9,000	Nintendo Co., Ltd.	$970,415
43,200	Softbank Corp.	1,982,515
		8,596,739
Jordan - 2.3%
171,990	Arab Bank PLC	1,758,023
30,790	Jordan Phosphate Mines	565,983
		2,324,006
Kazakhstan - 0.6%
43,371	KCell JSC, Registered Class S Shares, ADR (a)	631,048

Malaysia - 2.8%
672,900	Genting Bhd	2,181,791
5,298,500	Scomi Energy Services Bhd	684,450
		2,866,241
Mexico - 2.6%
5,500	Coca-Cola Femsa S.A.B. de C.V., ADR	900,735
5,000	Fomento Economico Mexicano S.A.B. de C.V., ADR	567,500
45,800	Grupo Televisa SA, ADR	1,218,738
		2,686,973
Poland - 1.0%
36,300	Warsaw Stock Exchange	436,893
15,000	Zaklady Azotowe Pulawy SA	606,540
		1,043,433
Singapore - 3.7%
524,000	Global Logistic Properties, Ltd.	1,106,849
4,953,000	K1 Ventures, Ltd.	650,896
4,436,000	Macquarie International Infrastructure Fund, Ltd.	2,056,436
		3,814,181
Sweden - 0.2%
6,750	Investor AB, Class A	191,006

Switzerland - 7.4%
32,099	Dufry AG (a)	3,983,211
21,720	Nestle SA	1,570,713
3,427	The Swatch Group AG	1,992,736
		7,546,660
Thailand - 1.7%
130,700	Banpu PCL	1,682,564

Turkey - 1.5%
260,000	Haci Omer Sabanci Holding AS	1,537,611

Ukraine - 0.4%
22,000	Kernel Holding SA (a)	399,202

See Notes to Financial Statements.                                        9

BECK MACK AND OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Shares/Principal	Security Description			Value
United Kingdom - 4.6%
200,000	Aquasition Corp. (a)			$2,015,000
340,000	BBA Aviation PLC			1,330,278
225,500	Tesco PLC			1,307,327
				4,652,605
United States - 5.7%
66,500	Burger King Worldwide, Inc.			1,270,150
166,998	Leucadia National Corp.			4,580,755
				5,850,905
Total Common Stock (Cost $68,939,941)				84,817,383

Private Equity Funds - 5.0%
Brazil - 0.6%
5,000	Nucleo Capital Equity Fund, LLC (a)(d)			572,961

India - 1.0%
1,000,000	Bharat Investors, LP (a)(c)(g)			1,013,884

United States - 3.4%
$1,200,000	Brightwood Switch SPV, LP (a)(b)(c)(e)			1,397,624
2,000,000	Eaglewood Income Fund I, LP (a)(b)(c)(f)			2,058,242
				3,455,866
Total Private Equity Funds (Cost $4,700,000)				5,042,711

Principal	Security Description	Rate	Maturity	Value
Corporate Non-Convertible Bonds - 2.3%
Canada - 1.4%
$500,000	Huntingdon Real Estate (c)	7.50%	12/31/16	517,006
1,000,000	Lone Pine Resources Canada, Ltd.	10.38	02/15/17	905,000
				1,422,006

Colombia - 0.2%
250,000	Petroamerica Oil Corp. (b)	11.50	04/19/15	246,099

United States - 0.7%
400,000	United Refining Co.	10.50	02/28/18	454,000
400,000	Xinergy Corp.(h)	9.25	05/15/19	288,000
				742,000
Total Corporate Non-Convertible Bonds (Cost $2,420,839)				2,410,105

Principal	Security Description	Rate	Maturity	Value
Foreign Government Bond - 1.0%
Hong Kong - 1.0%
HKD 8,000,000	Hong Kong Government Bond (Cost $1,030,053)	0.26%	08/19/13	$1,031,321

Foreign Treasury Bill - 0.9%
Nigeria - 0.9%
NGN 160,000,000	Nigeria Treasury Bill, Series 364 (i) (Cost $933,933)	11.15	01/23/14	928,181

Shares	Security Description			Value
Warrants - 0.2%
14,000	Huntingdon Capital Corp. (a)(c)			45,342
14,048,000	Panin Financial Tbk PT (a)			163,357
25	Petroamerica Oil Corp. (a)(b)			-
Total Warrants (Cost $-)				208,699
Investment Companies - 1.5%
24,500	Avenue Income Credit Strategies Fund			482,650
97,561	Sound Point Floating Rate Income Fund (a)(c)			1,012,683
Total Investment Companies (Cost $1,422,625)				1,495,333

Total Investments - 94.2% (Cost $79,447,391)*				$95,933,733
Other Assets & Liabilities, Net – 5.8%				5,927,020
Net Assets – 100.0%				$101,860,753

See Notes to Financial Statements.                                        10

BECK MACK AND OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
LLC	Limited Liability Company
LP	Limited Partnership
NGN	Nigerian Naira
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $3,701,965 or 3.6% of net assets.
(c)	Affiliate.
(d)
Private equity fund purchased on 08/01/12 that invests in a master fund which invests primarily in Brazilian companies.  Redemptions may be made on the last day of each month with three months written notice. No unfunded commitments as of March 31, 2013.

(e)	Private equity fund purchased on 02/21/12 that invests in Switch Communications Group, LLC. Iliquid investment in which redemptions are not accepted. No unfunded commitments as of March 31, 2013.
(f)
Private equity fund purchased on 11/30/12 that invests in consumer loans, primarily those originated by LendingClub Corporation.  Redemptions may be made at the end of each calendar quarter upon 90 days written notice. No unfunded commitments as of March 31, 2013.

(g)
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC.  Redemptions may be made at the end of each calendar quarter upon 60 days written notice. No unfunded commitments as of March 31, 2013.

(h)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $288,000 or 0.3% of net assets.
(i)	Interest rate presented is yield to maturity.

*	Cost for federal income tax purposes is $85,859,563 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,935,547
Gross Unrealized Depreciation	(3,861,377)
Net Unrealized Appreciation	$10,074,170

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the year with affiliates are as follows:

Name of Issuer	Shares/ Principal held at beginning of year	Gross Additions	Gross Reductions	Realized Gain	Shares/ Principal held at end of year	Value March 31, 2013	Investment Income
Common Stock
Huntingdon Capital Corp.	647,250	$-	$-	$-	647,250	$7,843,331	$132,178

Private Equity Funds
Bharat Investors, LP	$-	1,000,000	-	-	$1,000,000	1,013,884	-
Brightwood Switch SPV, LP	1,200,000	-	-	-	1,200,000	1,397,624	-
Eaglewood Income Fund I, LP	-	2,000,000	-	-	2,000,000	2,058,242	-
		3,000,000	-	-		4,469,750	-

Corporate Non-Convertible Bond
Huntingdon Real Estate	$500,000	-	-	-	$500,000	517,006	37,259

Warrant
Huntingdon Capital Corp.	14,000	-	-	-	14,000	45,342	-

Investment Company
Sound Point Floating Rate Income Fund	-	1,000,000	-	-	97,561	1,012,683	-

Total		$4,000,000		$-		$13,888,112	$169,437

See Notes to Financial Statements.                                        11

BECK MACK AND OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of March 31, 2013.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Australia	$1,035,827	$-	$-	$1,035,827
Bermuda	2,901,454	-	-	2,901,454
Canada	14,734,086	-	-	14,734,086
Chile	486,108	-	-	486,108
Colombia	3,887,596	-	-	3,887,596
Hong Kong	10,999,273	-	-	10,999,273
India	2,373,036	-	-	2,373,036
Indonesia	4,576,829	-	-	4,576,829
Japan	8,596,739	-	-	8,596,739
Jordan	2,324,006	-	-	2,324,006
Kazakhstan	631,048	-	-	631,048
Malaysia	2,866,241	-	-	2,866,241
Mexico	2,686,973	-	-	2,686,973
Poland	1,043,433	-	-	1,043,433
Singapore	3,814,181	-	-	3,814,181
Sweden	191,006	-	-	191,006
Switzerland	7,546,660	-	-	7,546,660
Thailand	1,682,564	-	-	1,682,564
Turkey	1,537,611	-	-	1,537,611
Ukraine	399,202	-	-	399,202
United Kingdom	4,652,605	-	-	4,652,605
United States	5,850,905	-	-	5,850,905
Private Equity Funds
Brazil	-	572,961	-	572,961
India	-	1,013,884	-	1,013,884
United States	-	-	3,455,866	3,455,866
Corporate Non-Convertible Bonds	-	2,164,006	246,099	2,410,105
Foreign Government Bond	-	1,031,321	-	1,031,321
Foreign Treasury Bill	-	928,181	-	928,181
Warrants	208,699	-	-	208,699
Investment Companies	482,650	1,012,683	-	1,495,333
Total Investments At Value	$85,508,732	$6,723,036	$3,701,965	$95,933,733

Other Financial Instruments**
Forward Currency Contracts	-	385,311	-	385,311
Total Assets	$85,508,732	$7,108,347	$3,701,965	$96,319,044

See Notes to Financial Statements.                                        12

BECK MACK AND OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

	Level 1	Level 2	Level 3	Total
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(133,451)	$-	$(133,451)
Total Liabilities	$-	$(133,451)	$-	$(133,451)

**
Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at their unrealized appreciation/depreciation at year end.

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2013.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Private Equity Funds	Corporate Non-Convertible Bonds
Balance as of 03/31/12	$1,200,000	$-
Purchases	2,000,000	251,206
Change in Unrealized Appreciation / (Depreciation)	255,866	(5,107)
Balance as of 03/31/13	$3,455,866	$246,099
Net change in unrealized appreciation / (depreciation) from investments held as of 03/31/13***	$255,866	$(5,107)

***	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2013, are as follows:

Investments in Securities	Fair Value at 03/31/13	Valuation Technique(s)	Unobservable Input	Range as of 03/31/13	Weighted Average as of 03/31/13
Private Equity Funds – United States
Brightwood Switch SPV, LP	$1,397,624	Market Comparables	EV/EBITDA Multiple(1)	10.25x – 10.75x last quarter annualized EBITDA (or EV of $936.9 - $982.6 million and equity value of $821.7 – $867.4 million)	60% Equinix, 30% REITs, 10% other publicly traded data center companies
Eaglewood Income Fund I, LP	2,058,242	Loan Valuation Model	Interest Rates, Seasoning, FICO Scores, Loan loss Reserves(2)	Interest Rates: 6.03%-22.47%. Seasoning 0-3 months, FICO 660-837, Loan Loss Reserves -35.64% to 9.12%.	Delinquency Levels: 16-30 days 0.10%, 31+ days: 0.03%. Interest Rate 12.24%, Seasoning 1.3 months, FICO: 703, Loan Loss Reserves 0.53%.

(1)
Significant unobservable inputs used in the fair value measurement included enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio. A significant change in the EV/EBITDA Multiple ratio may result in a similar significant change in the fair value measurement.

(2)
 Significant unobservable inputs used in the fair value measurement include interest rates, seasoning, FICO scores and loan loss reserves.  A significant increase or decrease in FICO scores and seasoning may result in a similar significant change in the fair value measurement.  A significant increase or decrease in interest rates or loan loss reserves may result in an opposite significant change in the fair value measurement.

See Notes to Financial Statements.                                        13

BECK MACK AND OLIVER GLOBAL FUND
STATMENT OF ASSETS AND LIABILITIES
MARCH 31, 2013

ASSETS
Investments, at value (Cost $70,674,639)	$82,045,621
Investments in affiliated issuers, at value (Cost $8,772,752)	13,888,112
Total investments, at value (Cost $79,447,391)	$95,933,733
Cash	5,670,216
Foreign currency (Cost $24,383)	24,411
Receivables:
Fund shares sold	7,367
Dividends and interest	284,131
Unrealized gain on forward currency contracts	385,311
Prepaid expenses	12,279
Total Assets	102,317,448

LIABILITIES
Unrealized loss on forward currency contracts	133,451
Payables:
Investment securities purchased	199,175
Accrued Liabilities:
Investment adviser fees	67,729
Trustees’ fees and expenses	45
Fund services fees	14,237
Other expenses	42,058
Total Liabilities	456,695

NET ASSETS	$101,860,753

COMPONENTS OF NET ASSETS
Paid-in capital	$81,861,926
Undistributed net investment income	432,522
Accumulated net realized gain	2,823,758
Net unrealized appreciation	16,742,547
NET ASSETS	$101,860,753
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,913,284
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$20.73
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.                                        14

BECK MACK AND OLIVER GLOBAL FUND
STATMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $140,145)	$1,414,431
Dividend income from affiliated investment (Net of foreign withholding taxes of $23,326)	132,178
Interest income (Net of foreign withholding taxes of $243)	197,126
Interest income from affiliated investments	37,259
Total Investment Income	1,780,994
Adviser
EXPENSES
Investment adviser fees	1,400,193
Fund services fees	170,082
Custodian fees	54,058
Registration fees	20,164
Professional fees	49,249
Trustees' fees and expenses	3,421
Miscellaneous expenses	61,016
Total Expenses	1,758,183
Fees waived and expenses reimbursed	(591,359)
Net Expenses	1,166,824

NET INVESTMENT INCOME	614,170

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,993,277
Foreign currency transactions	(350,201)
Net realized gain	4,643,076
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,167,504
Investments in affiliated issuers	1,058,470
Foreign currency translations	374,251
Net change in unrealized appreciation (depreciation)	6,600,225
NET REALIZED AND UNREALIZED GAIN	11,243,301
INCREASE IN NET ASSETS FROM OPERATIONS	$11,857,471

See Notes to Financial Statements.                                        15

BECK MACK AND OLIVER GLOBAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2013	2012
OPERATIONS
Net investment income	$614,170	$822,311
Net realized gain	4,643,076	1,674,403
Net change in unrealized appreciation (depreciation)	6,600,225	(6,711,147)
Increase (Decrease) in Net Assets Resulting from Operations	11,857,471	(4,214,433)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(3,118,934)
Net realized gain	(3,042,594)	(130,315)
Total Distributions to Shareholders	(3,042,594)	(3,249,249)

CAPITAL SHARE TRANSACTIONS
Sale of shares	5,609,566	3,069,287
Reinvestment of distributions	2,681,183	2,726,587
Redemption of shares	(8,439,393)	(10,301,661)
Redemption fees	6,798	89
Decrease in Net Assets from Capital Share Transactions	(141,846)	(4,505,698)
Increase (Decrease) in Net Assets	8,673,031	(11,969,380)

NET ASSETS
Beginning of Year	93,187,722	105,157,102
End of Year (Including line (a))	$101,860,753	$93,187,722

SHARE TRANSACTIONS
Sale of shares	281,247	166,826
Reinvestment of distributions	135,208	163,059
Redemption of shares	(439,340)	(578,235)
Decrease in Shares	(22,885)	(248,350)

(a) Undistributed (distributions in excess of) net investment income.	$432,522	$(1,656,144)

See Notes to Financial Statements.                                        16

BECK MACK AND OLIVER GLOBAL FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended March 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning of Year	$18.88	$20.28	$17.96	$11.99	$20.34
INVESTMENT OPERATIONS
Net investment income (a)	0.13	0.16	0.13	0.11	0.12
Net realized and unrealized gain (loss)	2.36	(0.89)	2.42	5.90	(8.12)
Total from Investment Operations	2.49	(0.73)	2.55	6.01	(8.00)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(0.64)	(0.23)	(0.04)	—
Net realized gain	(0.64)	(0.03)	—	—	(0.35)
Total Distributions to Shareholders	(0.64)	(0.67)	(0.23)	(0.04)	(0.35)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	—	—
NET ASSET VALUE, End of Year	$20.73	$18.88	$20.28	$17.96	$11.99
TOTAL RETURN	13.35%	(3.20)%	14.24%	50.16%	(39.51)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$101,861	$93,188	$105,157	$66,169	$36,259
Ratios to Average Net Assets:
Net investment income	0.66%	0.87%	0.68%	0.69%	0.73%
Net expense	1.25%	1.25%	1.25%	1.34%	1.75%
Gross expense (c)	1.88%	1.90%	1.97%	2.20%	2.28%
PORTFOLIO TURNOVER RATE	67%	101%	122%	54%	56%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                        17

BECK MACK AND OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned 16.97% net of fees and expenses for the fiscal year ended March 31, 2013, resulting in a net asset value of $13.76 per share.  By comparison, the S&P 500 Index ended the March 31, 2013 year with a return of 13.96% (with dividends reinvested).  Since its December 1, 2009 reorganization from a limited partnership, the Partners Fund has returned 16.46% annualized versus 13.76% annualized for the S&P 500 Index. For a longer-term perspective, the Partners Fund’s average annual total returns for the period ending March 31, 2013 were as follows:

Average Annual Total Return as of 03/31/2013	One Year	Three Years	Since 12/31/2009 Reorg*	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	16.97%	16.38%	16.46%	5.48%	9.71%
S&P 500 Index1	13.96%	12.67%	13.76%	5.81%	8.53%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.80%. However, the Partners Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.00%, which is in effect until July 31, 2013; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)

*Excludes performance prior to the Partners Fund’s reorganization from a limited partnership. See important risks and disclosures regarding performance at the bottom of page 22.

Performance and Portfolio Update
We attribute the Partners Fund’s outperformance during the reporting period to stock selection and an intense focus on mitigating downside risk as evidenced by our decision to not always be 100% invested in equities.  The Partners Fund did not invest in any derivative securities during the fiscal year, and at fiscal year-end, the Partners Fund had 30 equity holdings with the top ten (10) largest positions representing 43.3% of net assets.  The Fund’s weighted average market capitalization was $42.5 billion, yet two (2) of the Fund’s top ten largest positions were below $2 billion in market capitalization.  The largest sector exposures remained Financials (27.9% of net assets), Energy (18.8%) and Healthcare (13.2%), with Cash representing 19.1%.

1  The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widley held common stocks.  The total return of the S&P 500 includes the reinvestment of dividends and income.  The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses.  The Partners Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

18

BECK MACK AND OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

Stock selection for the Partners Fund was driven by fundamental analysis of specific companies and the industries in which they operate. Securities were purchased when the share price was substantially below our estimate of intrinsic value. During the past year of high stock price volatility, the Partners Fund was afforded the opportunity to actively reorient the holdings in the portfolio towards the most asymmetric risk / reward on a frequent basis.

Looking at the portfolio, the securities that contributed most positively to the Partners Fund’s fiscal year performance included:

Best Performing Equities	Contribution to Performance2
Baxter International, Inc.	1.34%
Enstar Group, Ltd.	1.27%
Bristow Group, Inc.	1.20%
Axis Capital Holdings, Ltd.	1.01%
Leucadia National Corp.	1.00%

Those that detracted from the Partners Fund’s fiscal year performance included:

Underperformaing Equities	Contribution to Performance2
Crimson Wine Group, Ltd.	-0.01%
Johnson & Johnson	-0.01%
AbbVie, Inc.	-0.05%
Subsea 7 SA, ADR	-0.15%
Level 3 Communications, Inc.	-0.56%

Dropping the Anchor

“To reach a port we must sail, sometimes with the wind, and sometimes against it. But we must not drift or lie with anchor.”
– Oliver Wendell Holmes Sr.

On a recent weekend afternoon my seven year old daughter and her friend ambled into our living room with Cheshire cat grins on their faces. Assuming that either: something of value had been broken, her little brother was tied up and pushed under the couch, or they wanted me to take them to get ice cream, I was pleased when they began to ask me questions.

“Dad, say the word “fort” 20 times.”

“OK, now Dad, spell the word “fort” 10 times.”

“Dad, what do you eat soup with?”

I thought for a moment, looked at them both squarely in the eye and with a serious, fatherly voice said “A fork”...and

2   Contribution is the return of a security multiplied by the security’s weight in the portfolio.  Such weighting is only of the equity securities and cash held in the portfolio.

19

BECK MACK AND OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

that is when the giggles began. My ability to reason (and provide the correct answer “spoon”) had been impaired by the use of a common cognitive bias.

Daniel Kahneman, winner of the 2002 Nobel Prize in Economics, is renowned for his research into the heuristic of anchoring. A heuristic is a type of mental shortcut that refers to experience-based techniques for problem solving that lessens the cognitive load of making a decision. Anchoring is a cognitive bias that describes the common human tendency to rely too heavily on the first piece of information offered (the "anchor") when making subsequent judgments. Once an anchor is set, there is a bias toward interpreting other information around the anchor.

In the context of investing, anchoring is a bias that can be particularly pernicious. There is no shortage of Wall Street pundits who offer their “expert” opinion about the direction of specific stocks or the markets overall. Many of these individuals have impressive credentials and can eloquently support their viewpoints…some on television even use bull horns, cartoon graphics and music to make their case…and that is what makes them particularly dangerous. As an example, after its miraculous and unwavering march towards $700 a share, many individuals became anchored in the belief that shares of Apple Computer (AAPL) could only rise. Until September of last year the most frequently asked question was “Do you own Apple? If not, why?” Since that time the shares have fallen in a relentless fashion to ~$400 and, while the Company now holds ~$145 billion of cash and has recently announced the return of an additional $55 billion to shareholders, I have not been asked about AAPL of late.

During my time at Beck, Mack & Oliver, I have had the good fortune of being mentored by an exceptionally talented investor, Robert J. Campbell. Bob combines a superior intellect with a tireless work ethic and a passion for investing, but above all else he is a fiercely independent thinker. He has continually pushed me to “think for myself” and “come to my own conclusions,” and as a result has meaningfully lowered the probability that I will become anchored in a consensus viewpoint. This is not to say that the consensus is always wrong, in fact, it is more often right, and being a contrarian in the name of high-mindedness is a fool’s errand. The point is that whatever investment conclusions are reached (be they consensus or non-consensus) they should be arrived at independently. This independence of thought does not guarantee success, but helps us avoid the anchoring heuristic and from making errors of commission and errors of omission, both of which can lead to mediocrity.

Full Circle
Tuesday, April 9th, 2013 was an important milestone in the ongoing economic recovery in the United States. Arizona-based Taylor Morrison, the country’s seventh-biggest builder by market capitalization, raised $628 mm in what amounted to the largest initial public offering by a U.S. homebuilder in more than two decades.

Several years ago, few would have thought this to be possible. Housing starts in 2009 had fallen 75% from the 2005 peak and were 2/3rds lower than what they had been in 1959. Yet today, driven by the Federal Reserve’s aggressive policies that have helped keep mortgage rates low (the rate for a 30-year fixed-rate mortgage stands at 3.6% vs. an average of 6.2% from 2005 – 2007) and improving economic conditions, the National Association of Homebuilders estimates that construction will begin on 650,000 single-family homes in 2013, up nearly 22% from last year. A further increase of 30% to 844,000 is expected in 2014. Beyond that, further upside can be expected as housing starts are still running below the 1.3 million new homes needed to keep up with population growth, new household formation and the decay of housing stock.

20

BECK MACK AND OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

In addition to a recovery in housing starts, house prices have also started to rise. Prices rose by 8.1% in January from a year earlier, the largest such gain in 6½ years according to figures from the S&P/Case-Shiller index of home prices in 20 major metropolitan cities. Further, all 20 cities measured posted annual increases. These price increases are another important component of the recovery as it is estimated that another 10% gain in home prices would free around 4 million homeowners from being underwater on their mortgages (owing more to the lender than their homes are worth). Having equity in one’s home is an important pillar of consumer confidence, which in turn can be supportive of the recovery.

While risks remain, the two main ones being an interest rate shock that causes a significant rise in mortgage rates (reducing the affordability of homes) or a slowing/reversal of job creation that limits the number of available buyers and makes existing buyers more reticent, we expect the existing trend to be powerfully positive.

PICO Holdings
Whether markets are rising or falling, idiosyncratic opportunities always exist. Smaller market capitalization companies with multiple business lines that are asset rich but do not generate cash flow in a highly predictable fashion, often rise and fall in popularity predicated on many factors other than changes in intrinsic value. It is during the nadir of these popularity swings that investment opportunities are most attractive.

A direct beneficiary of the stabilization/upswing in the housing market, PICO Holdings, Inc. (PICO), is a portfolio company that we believe is trading at a substantial discount to the fair market value of its assets. PICO is an acronym that stands for Physicians Insurance Company of Ohio, but that original name no longer has relevance to the ongoing business activities of the company. The company’s transformation occurred as a group of thoughtful investors used the investible assets of the insurance company to purchase other businesses while at the same time running off (winding down) its legacy insurance operations.

Today PICO is involved in three primary businesses: water resource and water storage operations in the southwestern United States; agribusiness operations in Minnesota; and, real estate operations in select California and Washington markets.  Additionally, PICO is a home builder, selling single family homes in the markets where the real estate is owned.

A pillar of our investment thesis has always been that PICO’s management team would over time make thoughtful and well-timed decisions about how to fully recognize the value of these assets. They recently took a significant step in that direction, announcing on April 5th that PICO had filed for an initial public offering of its homebuilding business. It is impossible to predict when the market will begin to focus on what we believe is the true value of PICO’s assets, but we are encouraged that management is taking judicious steps to bring it to light.

Unlike many of our peers in the investment management industry, we strongly believe that as a firm’s assets under management swell, the universe of potential opportunities becomes more limited and the probability of delivering exceptional results is reduced. Our pledge to our partners (clients) is that we seek long-term capital appreciation while purchasing companies at prices that we believe are below intrinsic value.   At times our purchases include investing in smaller market capitalization companies like PICO.

21

BECK MACK AND OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

As always, your support is most sincerely appreciated and I’m humbled that you have entrusted me with the responsibility of managing your capital.

Zachary A. Wydra

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Partners Fund managers as of March 31, 2013 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

22

BECK MACK AND OLIVER PARTNERS FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index (the “S&P 500”), and the secondary benchmark, Russell 1000® Index (the “Russell 1000”) over the past 10 fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Index is an unmanaged index which measures the performance of a subset of the Russell 3000® Index and includes the 1,000 largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.80%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.00%, through July 31, 2013. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

23

BECK MACK AND OLIVER PARTNERS FUND
PORTFOLIO PROFILE (Unaudited)
MARCH 31, 2013

See Notes to Financial Statements.                               24

BECK MACK AND OLIVER PARTNERS FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

Shares	Security Description	Value
Common Stock - 80.7%
Consumer Discretionary - 5.4%
67,600	Bed Bath & Beyond, Inc. (a)	$4,354,792
11,250	Coach, Inc.	562,387
34,250	Lowe's Cos., Inc.	1,298,760
		6,215,939
Consumer Staples - 0.4%
4,750	Anheuser-Busch InBev NV, ADR	472,863

Energy - 18.8%
49,550	Bristow Group, Inc.	3,267,327
26,750	Devon Energy Corp.	1,509,235
241,300	Encana Corp.	4,695,698
31,900	National Oilwell Varco, Inc.	2,256,925
140,650	Noble Corp.	5,365,797
42,850	Schlumberger, Ltd.	3,209,037
63,100	Subsea 7 SA, ADR	1,483,481
		21,787,500
Financials - 27.9%
87,600	Axis Capital Holdings, Ltd.	3,645,912
24,550	Berkshire Hathaway, Inc., Class B (a)	2,558,110
134,450	Brookfield Asset Management, Inc., Class A	4,906,080
35,700	Enstar Group, Ltd. (a)	4,437,153
30,080	Homefed Corp. (a)	940,000
228,300	Leucadia National Corp.	6,262,269
239,350	PICO Holdings, Inc. (a)	5,313,570
33,909	RenaissanceRe Holdings, Ltd.	3,119,289
34,550	U.S. Bancorp	1,172,282
		32,354,665
Healthcare - 13.2%
121,950	Abbott Laboratories	4,307,274
45,900	Baxter International, Inc.	3,334,176
29,950	Laboratory Corp. of America Holdings (a)	2,701,490
77,150	Merck & Co., Inc.	3,412,344
16,450	Waters Corp. (a)	1,544,820
		15,300,104
Industrials - 6.9%
70,950	Dover Corp.	5,170,836
42,650	Fluor Corp.	2,828,974
		7,999,810
Information Technology - 6.7%
25,550	International Business Machines Corp.	5,449,815
97,950	Molex, Inc., Class A	2,362,554
		7,812,369
Shares	Security Description	Value
Telecommunication Services - 1.4%
81,750	Level 3 Communications, Inc. (a)	$1,658,708

Total Common Stock (Cost $76,375,533)		93,601,958
Total Investments - 80.7% (Cost $76,375,533)*		$93,601,958
Other Assets & Liabilities, Net – 19.3%		22,436,307
Net Assets – 100.0%		$116,038,265

ADR	American Depositary Receipt
(a)	Non-income producing security.

*	Cost for federal income tax purposes is $76,682,599 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,221,411
Gross Unrealized Depreciation	(302,052)
Net Unrealized Appreciation	$16,919,359

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$93,601,958
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$93,601,958

The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2013.

See Notes to Financial Statements.                               25

BECK MACK AND OLIVER PARTNERS FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2013

ASSETS
Total investments, at value (Cost $76,375,533)	$93,601,958
Cash	22,212,862
Receivables:
Fund shares sold	820,269
Dividends and interest	129,277
Prepaid expenses	9,800
Total Assets	116,774,166

LIABILITIES
Payables:
Investment securities purchased	610,235
Fund shares redeemed	6,192
Accrued Liabilities:
Adviser	Investment adviser fees	74,219
Trustees’ fees and expenses	50
Fund services fees	14,444
Other expenses	30,761
Total Liabilities	735,901

NET ASSETS	$116,038,265

COMPONENTS OF NET ASSETS
Paid-in capital	$96,950,466
Undistributed net investment income	59,027
Accumulated net realized gain	1,802,347
Net unrealized appreciation	17,226,425
NET ASSETS	$116,038,265
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,433,749
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$13.76
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.                               26

BECK MACK AND OLIVER PARTNERS FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $19,820)	$967,949
Interest income	19,446
Total Investment Income	987,395
Adviser
EXPENSES
Investment adviser fees	674,131
Fund services fees	167,449
Custodian fees	10,203
Registration fees	18,450
Professional fees	35,925
Trustees' fees and expenses	2,127
Miscellaneous expenses	47,626
Total Expenses	955,911
Fees waived and expenses reimbursed	(281,782)
Net Expenses	674,129

NET INVESTMENT INCOME	313,266

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	3,614,957
Net change in unrealized appreciation (depreciation) on investments	8,842,792
NET REALIZED AND UNREALIZED GAIN	12,457,749
INCREASE IN NET ASSETS FROM OPERATIONS	$12,771,015

See Notes to Financial Statements.                               27

BECK MACK AND OLIVER PARTNERS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2013	2012
OPERATIONS
Net investment income	$313,266	$212,919
Net realized gain	3,614,957	3,106,880
Net change in unrealized appreciation (depreciation)	8,842,792	1,082,709
Increase in Net Assets Resulting from Operations	12,771,015	4,402,508

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(281,799)	(214,984)
Net realized gain	(2,179,737)	(3,472,200)
Total Distributions to Shareholders	(2,461,536)	(3,687,184)

CAPITAL SHARE TRANSACTIONS
Sale of shares	63,095,091	18,699,380
Reinvestment of distributions	2,415,936	3,551,842
Redemption of shares	(6,840,946)	(2,391,243)
Redemption fees	1,729	714
Increase in Net Assets from Capital Share Transactions	58,671,810	19,860,693
Increase in Net Assets	68,981,289	20,576,017

NET ASSETS
Beginning of Year	47,056,976	26,480,959
End of Year (Including line (a))	$116,038,265	$47,056,976

SHARE TRANSACTIONS
Sale of shares	4,915,377	1,627,778
Reinvestment of distributions	192,467	332,284
Redemption of shares	(542,992)	(204,432)
Increase in Shares	4,564,852	1,755,630

(a) Undistributed net investment income.	$59,027	$27,654

See Notes to Financial Statements.                               28

BECK MACK AND OLIVER PARTNERS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,			December 1, 2009 (a) through
	2013	2012	2011	March 31, 2010
NET ASSET VALUE, Beginning of Period	$12.16	$12.53	$10.66	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.06	0.08	0.11	0.03
Net realized and unrealized gain (loss)	1.97	0.95	2.25	0.64
Total from Investment Operations	2.03	1.03	2.36	0.67
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.05)	(0.06)	(0.10)	(0.01)
Net realized gain	(0.38)	(1.34)	(0.39)	—
Total Distributions to Shareholders	(0.43)	(1.40)	(0.49)	(0.01)
REDEMPTION FEES (b)	— (c)	— (c)	—	—
NET ASSET VALUE, End of Period	$13.76	$12.16	$12.53	$10.66
TOTAL RETURN	16.97%	9.82%	22.62%	6.70	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$116,038	$47,057	$26,481	$19,218
Ratios to Average Net Assets:
Net investment income	0.46%	0.68%	1.03%	0.86	%(e)
Net expense	1.00%	1.00%	1.00%	1.00	%(e)
Gross expense (f)	1.42%	1.80%	2.13%	2.56	%(e)
PORTFOLIO TURNOVER RATE	37%	67%	49%	17	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                               29

BECK MACK AND OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Note 1. Organization

Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Beck, Mack & Oliver Global Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective August 1, 2012, Beck Mack & Oliver Global Equity Fund was renamed Beck, Mack & Oliver Global Fund.  Prior to June 24, 2009, Beck, Mack & Oliver Global Fund was named Austin Global Equity Fund.  Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991.  Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Shares of open-end mutual funds are valued at net asset value (“NAV”). Interests in private equity funds will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these

30

BECK MACK AND OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2013, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

31

BECK MACK AND OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as the Beck, Mack & Oliver Global Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the year ended March 31, 2013, the Beck, Mack & Oliver Global Fund entered into an aggregated total notional value of $26,669,725 of forward currency contracts.

The values of each individual forward currency contract outstanding in Beck, Mack & Oliver Global Fund as of March 31, 2013, are disclosed in the table below.

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
399,727	Australian Dollar	05/06/13	$(410,000)	$5,054
(975,705)	Australian Dollar	05/06/13	1,000,000	(13,116)
(222,547)	Australian Dollar	08/26/13	225,000	(4,112)
(124,885)	Australian Dollar	09/06/13	125,000	(3,461)
(1,000,500)	Canadian Dollars	05/06/13	1,000,000	15,887
(1,983,200)	Canadian Dollars	07/09/13	2,000,000	52,161
(1,000,000)	Canadian Dollars	08/01/13	999,412	17,740
(1,000,000)	Canadian Dollars	08/08/13	997,166	15,645
(1,300,740)	Swiss Franc	05/29/13	1,400,000	28,740
(828,306)	Swiss Franc	07/09/13	900,000	26,256
(1,022,780)	Swiss Franc	08/26/13	1,100,000	20,166
(94,576)	Pounds Sterling	07/22/13	150,000	6,375
(3,116,925,000)	Indonesian Rupiah	06/14/13	315,000	(2,624)
(4,565,250,000)	Indonesian Rupiah	07/16/13	450,000	(13,204)
(122,985,000)	Japanese Yen	06/03/13	1,500,000	192,932
122,985,000	Japanese Yen	06/03/13	(1,389,033)	(81,965)
(1,758,845)	Malaysian Ringgit	07/31/13	565,000	1,606
(1,284,038)	Malaysian Ringgit	08/22/13	410,000	(777)
(1,622,320)	Norwegian Krone	05/16/13	280,000	2,749
(747,540)	Singapore Dollar	09/06/13	600,000	(2,974)
(647,868)	Singapore Dollar	09/11/13	520,000	(2,587)
(9,042,000)	Thailand Baht	08/26/13	300,000	(6,044)

32

BECK MACK AND OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(4,808,000)	Thailand Baht	09/11/13	$160,000	$(2,587)

				$251,860

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The volume of open purchased option positions may vary on a daily basis as the Beck, Mack & Oliver Global Fund transacts purchased options in order to achieve the exposure desired by the adviser. The Beck, Mack & Oliver Global Fund entered into a total value of $13,100 on purchased options during the year ended March 31, 2013.

Derivatives Transactions - The Beck, Mack & Oliver Global Fund’s use of derivatives during the year ended March 31, 2013, was limited to purchased options and forward currency contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on the Beck, Mack & Oliver Global Fund.

The location on the Statement of Assets and Liabilities of Beck, Mack & Oliver Global Fund’s derivative positions by type of exposure is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Contract Type/ Primary Risk Exposure

Forward Currency Contracts	Unrealized gain on forward currency contracts	$385,311	Unrealized loss on forward currency contracts	$133,451

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2013, by Beck, Mack & Oliver Global Fund are recorded in the following locations on the Statement of Operations:

33

BECK MACK AND OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Contract Type/Primary Risk Exposure

Purchased Options/Equity	Realized gain (loss) – Investments in unaffiliated issuers and Net Change in Unrealized Appreciation (Depreciation) on – Investments in unaffiliated issuers	$(43,275)	$23,307

Forward Currency Contracts	Realized gain (loss) – Foreign currency transactions and Net Change in Unrealized Appreciation (Depreciation) on – Foreign currency translations	(175,500)	375,042

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

34

BECK MACK AND OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.25% and 1.00% of average daily net assets through July 31, 2013, of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund, respectively. For the year ended March 31, 2013, fees waived were as follows:

Investment Adviser Fees Waived
Beck, Mack & Oliver Global Fund	$591,359
Beck, Mack & Oliver Partners Fund	281,782

35

BECK MACK AND OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2013, were as follows:

	Purchases	Sales
Beck, Mack & Oliver Global Fund	$55,244,973	$53,369,009
Beck, Mack & Oliver Partners Fund	65,808,786	20,564,314

On occasion, the Funds may engage in inter-portfolio trades with each other or with other accounts managed by the Adviser, in accordance with the Trust’s affiliated transaction procedures. All affiliated transactions are reported to the Trust by the Adviser in compliance with the Trust’s procedures related to such transactions. During the fiscal year ended March 31, 2013, the Beck, Mack and Oliver Partners Fund had inter-portfolio purchases of $400,172 and the Beck, Mack and Oliver Global Fund had inter-portfolio sales of $1,358,185 with other accounts managed by the Adviser.

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years as noted were characterized for tax purposes as follows:

	Ordinary Income	Long Term Capital Gain	Total
Beck, Mack & Oliver Global Fund
2013	$-	$3,042,594	$3,042,594
2012	3,118,891	130,358	3,249,249
Beck, Mack & Oliver Partners Fund
2013	1,641,040	820,496	2,461,536
2012	929,383	2,757,801	3,687,184

36

BECK MACK AND OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to partnerships, wash sales, currency contracts, real estate investment trusts and investments in passive foreign investment companies in the Beck, Mack & Oliver Global Fund and wash sales in the Beck, Mack & Oliver Partners Fund.

As of March 31, 2013, distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Total
Beck, Mack & Oliver Global Fund	$8,356,374	$1,593,128	$10,049,325	$19,998,827
Beck, Mack & Oliver Partners Fund	922,428	1,246,012	16,919,359	19,087,799

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2013. The following reclassifications were the result of currency gain/loss reclassifications, partnerships and investments in passive foreign investment companies in the Beck, Mack & Oliver Global Fund and investments in grantor trusts in the Beck, Mack & Oliver Partners Fund and have no impact on the net assets of each Fund.

Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in-Capital

Beck, Mack & Oliver Global Fund	$1,474,496	$(1,477,528)	$3,032
Beck, Mack & Oliver Partners Fund	(94)	94	-

Note 7. Recent Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Beck, Mack & Oliver Global Fund
and Beck, Mack & Oliver Partners Fund

We have audited the accompanying statements of assets and liabilities of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended for Beck, Mack & Oliver Global Fund and for each of the years in the three-year period then ended and for the period December 1, 2009 (commencement of operations) through March 31, 2010 for Beck, Mack & Oliver Partners Fund.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
May 30, 2013

38

BECK MACK AND OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

Investment Advisory Agreement Approval

At the March 22, 2013 Board meeting, the Board, including the Independent Trustees, considered the renewal of the investment advisory agreement pertaining to the Beck, Mack & Oliver Global Fund and the Beck, Mack & Oliver Partners Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Funds; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and the total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable each Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of Beck, Mack & Oliver LLC (the “Adviser”) and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board also considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to each of the Funds as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Performance

The Board reviewed performance of the Funds and the Adviser’s discussion of its investment philosophy. The Board noted that the Beck, Mack & Oliver Global Fund outperformed the MSCI World Index, its primary benchmark for the 1-year, 5-year, 10-year and since inception periods ending February 28, 2013.  The Board also noted that the Beck, Mack & Oliver Global Fund outperformed the S&P 500 Index, its secondary benchmark for the 10-year period ending February 28, 2013 and underperformed the S&P 500 for the 1-year, 3-year and 5-year periods ending February 28, 2013.

39

BECK MACK AND OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

The Board also noted that the Beck, Mack & Oliver Partners Fund had outperformed the S&P 500 Index, its primary benchmark, for the 1-year 3-year, 10-year and since inception periods ending February 28, 2013, and outperformed the Russell 1000 Index, its secondary benchmark for the same periods. Noting the Funds asset growth and performance, the Board concluded that each Fund’s performance was reasonable relative to its benchmarks and that each Fund and their shareholders could benefit from the Adviser’s management of each Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to each Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate for the Beck, Mack & Oliver Global Fund was above the median fee rate of that Fund’s Lipper Inc. peer group and that the Adviser’s actual advisory fee rate for the Beck, Mack & Oliver Partners Fund was lower than the median fee rate of that Fund’s Lipper Inc. peer group. The Board also noted that the Beck, Mack & Oliver Global Fund’s actual total expense ratio was lower than the median of its Lipper Inc. peer group and that the Beck, Mack & Oliver Partners Fund’s actual total expense ratio was below the median of its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Funds was reasonable.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds other than soft-dollar research benefits. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

40

BECK MACK AND OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012, through March 31, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

41

BECK MACK AND OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver Global Fund
Actual	$1,000.00	$1,108.29	$6.57	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$1,124.34	$5.30	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Beck, Mack & Oliver Partners Fund designates 30.51% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 45.83% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Beck, Mack & Oliver Partners Fund also designates 0.84% as qualified interest income exempt from U.S. tax for foreign shareholders (QII). and 82.83% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

42

BECK MACK AND OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	21	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	21	Trustee, Forum ETF Trust
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Trustee, Forum ETF Trust
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

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BECK MACK AND OLIVER FUNDS
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A

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FOR MORE INFORMATION

Investment Adviser
Beck, Mack & Oliver LLC
360 Madison Ave, 18th Floor
New York, NY 10017
www.beckmack.com

Transfer Agent
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Beck, Mack & Oliver Global Fund
Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

229-ANR-0313

MERK | MUTUAL FUNDS

MERK HARD CURRENCY FUND®
Investor Shares (MERKX)
Institutional Shares (MHCIX)

MERK ASIAN CURRENCY FUND®
Investor Shares (MEAFX)
Institutional Shares (MASIX)

MERK ABSOLUTE RETURN CURRENCY FUND®
Investor Shares (MABFX)
Institutional Shares (MAAIX)

MERK CURRENCY ENHANCED U.S. EQUITY FUND®
Investor Shares (MUSFX)
Institutional Shares (MUSIX)

ANNUAL REPORT | MARCH 31, 2013

A MESSAGE TO OUR SHAREHOLDERS                                                                    MARCH 31, 2013

Dear Shareholder,

We present the annual report for the Merk Hard Currency Fund®, the Merk Asian Currency Fund®, the Merk Absolute Return Currency Fund®, and the Merk Currency Enhanced U.S. Equity Fund® (individually a “Fund” and collectively the “Funds”) with respect to the period April 1, 2012 through March 31, 2013 (the “Period”).

•	The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.
•	The Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar.
•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies.
•	The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return by investing in securities and instruments that create exposure to U.S. equities and currencies.

Merk Hard Currency Fund Investor Shares posted a return of -0.15% for the 12-month period ended March 31, 2013. In comparison, the JPMorgan 3-Month Global Cash Index (“reference basket”) posted a return of  -2.28% during the Period. As of March 31, 2013, the Investor Shares of the Fund had a five-year annualized return of 1.39% and an annualized return of 4.72% since inception on May 10, 2005; this compares to a five-year annualized return of -0.38% and an annualized return of 3.11% since May 10, 2005 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund had exposure. Currencies that the Fund had exposure to over the Period had mixed returns. Generally, the Singapore dollar and commodity currencies performed relatively well, while European currencies and the Japanese yen underperformed. The Singapore dollar returned 1.40%, the New Zealand dollar returned 2.26%, the Swedish Krona returned 1.33% and the Australian dollar returned 0.71%. The Euro returned -3.92%, the Norwegian krone returned -2.64% and the Swiss Franc returned -4.92% and Japanese yen returned -12.05%. Gold also underperformed, returning -4.17% during the Period, as measured by the spot price of gold per troy ounce.

We adapt the currency allocations as our analysis of monetary policies and economic environments evolves. During the Period, we actively managed the Fund’s exposure to the euro as monetary and fiscal policies developed. In May, we largely substituted the Fund’s euro exposure for the Singapore dollar, which may represent a substitute safe haven currency. In November, the Fund established a strategic short position in the Japanese yen due to deteriorating fundamentals and the prospect of drastic policy measures that would weaken the yen. We also adjusted the Fund’s exposures to select commodity currencies, reducing the Fund’s allocation to the Australian, Canadian and New Zealand dollars throughout the Period.

In the early months of the Period, we became concerned with the political process in Europe. It appeared to be increasingly dysfunctional and as a result, the risk of outlier scenarios became elevated. With the likelihood of such outcomes increasing, it became more difficult to reliably estimate a fair value for the euro and fixed income securities within the Eurozone. As a result, we decided to reduce the Fund’s exposure to the euro in March, ultimately removing all euro exposure in May. While out of the euro, we primarily redeployed the Fund’s euro exposure into the Singapore dollar. It was not until August that we re-entered a euro position, after European Central Bank (ECB) President Draghi took the lead in introducing what we believe may be a workable political process. We are also taking note of the fact that, in our analysis, the size of the ECB’s balance sheet has been shrinking towards the end of the Period as a result of banks re-paying ECB loans early. That contrasts with other major central banks continuing to engage in expansionary monetary policies. This provides an environment where the euro might continue to appreciate versus the U.S. dollar, even as the comparatively tight monetary environment may be a catalyst for structural weaknesses in the Eurozone. We continue to closely watch developments in the Eurozone and manage the Fund’s euro position accordingly.

Merk Asian Currency Fund Investor Shares posted a return of 0.11% for the 12-month period ending March 31, 2013. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.08% during the Period. As of March 31, 2013, the Investor Shares had a three-year return of 0.51% and an annualized return of -0.36% since inception on April 1, 2008; this compares to a three-year return of 0.09% and an annualized return of 0.31% since March 31, 2008 for the reference basket.1 The Fund’s Performance data represents past performance and is no guarantee of future results. Current performance may be

1  Note that the inception date of the Merk Asian Currency Fund is April 1, 2008 and, therefore, the annualized return for the Fund is from April 1, 2008 through March 31, 2013, whereas the annualized return for the reference basket is calculated for the time period March 31, 2008 through March 31, 2013.

1

lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The majority of currencies to which the Fund had exposure appreciated in value over the reference period. The Fund’s largest position, the Chinese renminbi, appreciated 1.42%, the Singapore dollar returned 1.40%, the South Korean won returned 1.96%, and the Taiwanese dollar returned -1.07% during the Period. We adapt the currency allocations as our analysis of monetary policies and economic environments evolves.

Wage inflation continues to be a problem in much of Asia, particularly in China, which we believe will underpin ongoing strength in the Chinese currency, as policy makers increasingly allow the currency to appreciate to help mitigate such pressures. Significant upside potential remains in China and are more positive than others on the future growth trajectory. While there are concerns surrounding a housing downturn, the extent of leverage is much less than that evident in the U.S. or Spain. Therefore, the extent of pain is likely to be contained. Conversely, we believe large positive steps can be made in the financial industry, as it matures and moves from a highly regulated industry to one where loans are directed more efficiently.

In addition to increasing its offshore Chinese renminbi time deposits, the Fund may increasingly buy high quality, short-term debt instruments denominated in Asian currencies in pursuing its investment objective. At the end of the Period, the Fund held, among others, Monetary Authority of Singapore Bills, Singapore Government Bills, and Malaysian Government Bonds as part of its Singapore dollar and Malaysian ringgit exposure.

Merk Absolute Return Currency Fund Investor Shares posted a return of -2.03% for the 12-month period ending March 31, 2013. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.08% during the Period. As of March 31, 2013, the Investor Shares had a three-year return of -1.20% and an annualized return of  -1.66% since inception on September 9, 2009; this compares to a three-year return of 0.09% and an annualized return of 0.09% since August 31, 2009 for the reference basket.2 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Fund employs a periodic currency allocation process based on strategic and tactical considerations. We consider factors that lead to gradual allocation changes to be “strategic,” in contrast we consider factors that lead to allocation changes over shorter periods “tactical.” As such, currency exposures can change significantly from one holding period to the next and the Fund may have a net long or net short U.S. dollar currency exposure at any time.

The Fund can take offsetting positions in otherwise highly correlated currencies, on a short-term view that such currency positioning will yield profitable returns. Indeed, during the Period, the Fund held both long and short positions at various points in time in the majority of currencies the Fund invests in. Such allocations may generate returns that are unlikely to be correlated to traditional asset classes. Holding offsetting positions in otherwise correlated currencies may also help contain the volatility of the Fund.

We made substantial enhancements to the investment process, fully implemented in June 2012. Specifically, we added a systematic integration of the Merk hard currency strategy investment process to the underlying quantitative model and employed more frequent currency rebalancing to be able to more swiftly react to changing market sentiment. The result is a hybrid quantitative and systematic macro discretionary approach. The quantitative model provides a rules-based discipline while the tactical allocation includes a systematic discretionary macro overlay seeking to manage risk and capture upside potential based on more qualitative judgments. The enhanced investment process provides for a more active management that incorporates a holistic approach to risk management in response to increased policy intervention risk globally. Additionally, we have streamlined management of the Fund, moving to a team approach: Axel Merk is primarily responsible for the management of the Fund, relying on the support of the investment management team. Since implementation of the changes, we are pleased with the improved risk/return profile the Fund has exhibited.

Merk Currency Enhanced U.S. Equity Fund Investor Shares posted a return of 11.09% for the 12-month period ending March 31, 2013. In comparison, the S&P 500 Total Return Index (“reference basket”) increased 13.96% during the Period. As of March 31, 2013, the Investor Shares had an annualized return of 21.00% since inception on September 12, 2011; this compares to an

2  Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through March 31, 2013, whereas performance for the Fund is calculated for the period since inception through March 31, 2013.

2

annualized return of 24.12% since September 12, 2011 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance.  The Fund’s expense ratio for the Investor Shares is 1.30%.

The Merk Currency Enhanced U.S. Equity Fund combines U.S. equities with exposure to currencies, seeking to generate total returns. By employing a currency overlay, the Fund actively manages U.S. dollar and other currency risk while concurrently providing investment exposure to the U.S. equities. Currency overlay allocations follow a similar methodology to that of the Merk Absolute Return Currency Fund in seeking to achieve positive absolute returns from the Fund’s exposure to currencies. A combination of U.S. equities and international currencies may offer portfolio diversification benefits to traditional domestic equities, given the historically low correlation between currencies and equities. The combination of U.S. equities and international currencies may also bring portfolio benefits similar to international equity exposure. Therefore, in addition to considering the Fund’s performance relative to the S&P 500 Index, it may be appropriate to consider the Fund’s performance also relative to an international equity index, which would be an alternative way to introduce international diversification to an equity portfolio.

In comparing the Fund’s performance with an international equity index, for the period ending March 31, 2013, the Fund had an annualized return of 21.00% since inception compared to the MSCI EAFE Index of 17.61%. The MSCI EAFE Index is an index that is used as a proxy for the international equity market performance in developed markets outside the U.S. and Canada.

To achieve returns, we aim to actively manage the currency exposure associated with the broad U.S. equities markets. We made substantial enhancements to the investment process, fully implemented in June 2012. Specifically, we added a systematic integration of the Merk hard currency strategy investment process to the underlying quantitative model and employed more frequent currency rebalancing to be able to more swiftly react to changing market sentiment. The result is a hybrid quantitative and systematic macro discretionary approach. The quantitative model provides a rules-based discipline while the tactical allocation includes a systematic discretionary macro overlay seeking to manage risk and capture upside potential based on more qualitative judgments. The enhanced investment process provides for a more active management that incorporates a holistic approach to risk management in response to increased policy intervention risk globally. Additionally, we have streamlined management of the Fund, moving to a team approach: Axel Merk is primarily responsible for the management of the Fund, relying on the support of the investment management team. Since implementation of the changes, we are pleased with the improved risk/return profile the Fund has exhibited

Market Analysis and Insights

The market’s focus, for the majority of the 12-month period ended March 31, 2013, was on Europe, specifically policy makers’ attempts to protect against the global contagion effects of periphery nation fiscal concerns. Towards the end of the Period renewed focus was placed on the Eurozone as Cyprus’ banking crisis unfolded. Also U.S. monetary policy came back into focus, particularly following the U.S. Federal Reserve’s (Fed’s) announcement to expand its quantitative easing program by adding an open-ended mortgage-backed securities (MBS) purchase program (colloquially known as “QE3”). Subsequently the Fed replaced the Operation Twist purchases with outright U.S. Treasury purchases and moved to forward guidance on short-term interest rates based on numerical thresholds in economic data, rather than a calendar date. The market’s attention was also drawn to other central banks around the world, which became more accommodative, most notably the Bank of Japan. In large part, this may have helped drive increased investor risk appetite and demand for risky assets, as evidenced by the S&P 500 Index, which returned 13.96% during the Period.

The banking crisis in Cyprus was cause for concern over lack of a clear process and poor execution, however, the main take-away seems to be that Eurozone finance ministers and the European Parliament will be stricter about risks being borne increasingly by those who take them and less by general Eurozone-wide taxpayers. We believe this will incentivize more meaningful action on the part of troubled banking sectors and sovereigns to repair balance sheets sooner rather than later. It may be a fine line between imposing needed market discipline and inciting counterproductive capital flight from the periphery, however, over the medium to long term we see this as a positive policy direction for the Eurozone and the single currency as it reduces moral hazard and further accelerates the inevitable restructuring process before it becomes evermore painful. We believe the market is now resilient enough to accept bail-ins, i.e. private sector participation in sovereign and bank restructurings. A balance of bail-in motivated market discipline and financial assistance conditionality may lead to a healthier, more fiscally and financially prudent Eurozone and a stronger euro.  While the process and institutional framework is far from perfect, fiscal consolidation is indeed taking place in the Eurozone and that is in stark contrast to the U.S., where we believe fiscal problems are being papered over by the Fed.

Additionally, the ECB’s balance sheet is shrinking at a time when the Fed, the Bank of Japan, and the Bank of England may be more willing to engage in aggressive monetary expansion. The ECB’s balance sheet reduction has been primarily driven by early repayment of LTRO loans, a facility by which the ECB provides long-term financing to Eurozone banking sector.

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In Japan, Shinzo Abe won the Prime Minister post at the end of 2012 in a landslide victory that afforded his coalition a supermajority in the lower house of the Diet. As expected he initiated a fiscal stimulus program and installed central bank leadership determined to carry out aggressive monetary easing. We anticipate further yen weakness on the back of ultra expansionary monetary policy, a deteriorating current account balance, and fiscal profligacy. Once a country needs to rely on investment inflows from abroad, debt and deficits take on new importance. A 200% plus debt to GDP ratio is, in our assessment, no longer sustainable. Outright debt monetization may be the medium-term path of least resistance, which in turn may cause a meltdown in the currency. A weaker currency may help temporarily improve the current account balance, but with an aging population and substantial need for foreign raw materials and energy, Japan’s current account may be under sustained pressure; and with it the yen.

While many Asian currencies may rise over the coming years, we think Asian countries like China, that are moving their economies up the value-added chain, are in a better position to handle more rapid currency appreciation than others. As production processes become more complex, it is harder for low-price competitors to easily replicate that output. As such, higher value-added products may provide China’s exporters with greater pricing power in the global market, limiting the need and effectiveness of a cheap currency policy.

With so many global dynamics to play out, we believe numerous opportunities are evident within the currency asset class, and continue to believe that currencies may provide valuable portfolio diversification benefits and upside potential.

Please read more about our Funds and sign up for our newsletter at merkfunds.com.

Sincerely,

Axel G. Merk
President & Chief Investment Officer

The views in this Report were those of the Fund Manager as of March 31, 2013, and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.  The index is unmanaged and includes reinvested distributions.  One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

The S&P 500 Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. An investment cannot be made directly in an index.

* All returns are relative to the U.S. dollar unless otherwise stated. Returns for the U.S. dollar are calculated using the Dollar Index (DXY). Source for exchange rates listed in this letter: Bloomberg.

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MERK HARD CURRENCY FUND                                                                      MARCH 31, 2013
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark, JPMorgan 3-Month Global Cash Index, since inception. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the JPMorgan 3-Month Global Cash Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the JPMorgan 3-Month Global Cash Index does not include expenses. The Fund is professionally managed while the JPMorgan 3-Month Global Cash Index is unmanaged and is not available for investment, nor is the JPMorgan 3-Month Global Cash Index  representative of the Fund’s portfolio.

*
For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

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MERK ASIAN CURRENCY FUND                                                                     MARCH 31, 2013
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Asian Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the Citigroup 3-Month U.S. T-Bill Index  representative of the Fund’s portfolio.

*
For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

**	Since inception return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning March 31, 2008.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

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MERK ABSOLUTE RETURN CURRENCY FUND                                                                 MARCH 31, 2013
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Absolute Return Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index include reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the Citigroup 3-Month U.S. T-Bill Index  representative of the Fund’s portfolio.

*
For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

**	Since inception return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning August 31, 2009.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

7

MERK CURRENCY ENHANCED U.S. EQUITY FUND                                                             MARCH 31, 2013
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in Merk Currency Enhanced U. S. Equity Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index (the "S&P 500"), and the secondary benchmark, MSCI EAFE Index (the "MSCI") . The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total return of the indices include reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment, nor are the indices  representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

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MERK HARD CURRENCY FUND                                                                    MARCH 31, 2013
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds - 41.4% (a)
Municipal County - Germany - 5.6%
$23,000,000	Gemeinsame Deutsche Bundeslaender, Series 25	EUR	3.75%	10/17/13	$30,054,943
Non-U.S. Government - New Zealand - 6.6%
42,400,000	New Zealand Government Bond, Series 413	NZD	6.50	04/15/13	35,544,818
Non-U.S. Government - Singapore - 4.4%
28,550,000	Singapore Government Bond	SGD	3.63	07/01/14	24,008,884
Non-U.S. Government - Sweden - 0.7%
25,000,000	Sweden Government Bond, Series 1055	SEK	1.50	08/30/13	3,847,684
Regional Agency - Australia - 4.1%
21,000,000	New South Wales Treasury Corp., Series 813	AUD	5.50	08/01/13	22,043,073
Regional Authority - Canada - 12.8%
22,000,000	Alberta Capital Finance Authority (b)	CAD	1.67	07/02/14	21,803,790
25,500,000	Province of British Columbia, BCCD	CAD	8.50	08/23/13	25,835,867
21,500,000	Province of Manitoba Canada, MTN	CAD	4.25	06/03/13	21,282,428
					68,922,085
Sovereign Agency - Finland - 2.7%
85,560,000	Municipality Finance PLC, EMTN	NOK	2.75	09/16/13	14,696,090
Supranational - Europe - 4.5%
19,000,000	European Investment Bank, EMTN	EUR	4.38	04/15/13	24,387,582
Total Foreign Bonds (Cost $220,614,597)					223,505,159
Foreign Treasury Securities - 42.0% (a)
Central Bank - Singapore - 10.0%
67,000,000	Monetary Authority of Singapore, Series 28 (c)	SGD	0.26	04/12/13	54,012,733
Non-U.S. Government - Canada - 4.2%
23,000,000	Canadian Treasury Bill (c)	CAD	0.93	04/25/13	22,624,610
Non-U.S. Government - France - 4.7%
15,500,000	France Treasury Bill BTF (c)	EUR	0.00	05/16/13	19,867,753
4,550,000	France Treasury Bill BTF (c)	EUR	0.00-0.01	09/19/13	5,830,823
					25,698,576
Non-U.S. Government - Germany - 1.4%
6,000,000	German Treasury Bill (c)	EUR	0.01	06/12/13	7,690,220
Non-U.S. Government - Netherlands - 1.2%
5,000,000	Dutch Treasury Certificate (c)	EUR	0.00	05/31/13	6,409,440
Non-U.S. Government - Norway - 7.0%
221,500,000	Norway Treasury Bill, Series 19 (c)	NOK	1.43	06/19/13	37,799,393
Non-U.S. Government - Sweden - 10.0%
351,000,000	Sweden Treasury Bill (c)	SEK	0.88-0.90	05/15/13	53,806,032

See Notes to Financial Statements.                                   9

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Supranational - Europe - 3.5%
$6,000,000	European Stability Mechanism Treasury Bill (c)	EUR	0.01%	04/11/13	$7,691,105
8,800,000	European Stability Mechanism Treasury Bill (c)	EUR	0.03	06/06/13	11,279,384
					18,970,489
Total Foreign Treasury Securities (Cost $229,296,415)					227,011,493
Shares	Security Description	Currency			Value in USD
Exchange Traded Product - United States - 8.8%
310,000	SPDR Gold Trust (d) (Cost $47,002,846)	USD			$47,879,500
Total Investments – 92.2% (Cost $496,913,858)*					$498,396,152
Foreign Currencies – 6.4% (Cost $33,906,696)					34,481,723
Net Unrealized Gain/Loss on Forward Currency Contracts – (0.1)%					(545,343)
Other Assets and Liabilities, Net – 1.5%					7,933,981
NET ASSETS – 100.0%					$540,266,513

EMTN	European Medium Term Note
MTN	Medium Term Note
PLC	Public Limited Company

(a)	All or portion of these securities are segregated to cover outstanding forward currency contract and future contract exposures.
(b)	Variable rate security. Rate presented is as of March 31, 2013.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Non-income producing security.

*	Cost for federal income tax purposes is $496,759,180 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,411,144
Gross Unrealized Depreciation	(4,774,172)
Net Unrealized Appreciation	$1,636,972

AFA
At March 31, 2013, Merk Hard Currency Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation

25	Gold 100 oz. Future	06/30/13	$3,996,600	$(7,350)
AFA
As of March 31, 2013, Merk Hard Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
700,000,000	Japanese Yen	04/01/13	$7,426,504	$9,626
700,000,000	Japanese Yen	04/01/13	7,427,292	8,838
800,000,000	Japanese Yen	04/01/13	8,488,262	10,171
(800,000,000)	Japanese Yen	04/01/13	(8,415,587)	(82,846)
800,000,000	Japanese Yen	04/01/13	8,488,262	10,171
800,000,000	Japanese Yen	04/01/13	8,487,992	10,441
(700,000,000)	Japanese Yen	04/01/13	(7,362,500)	(73,629)
(700,000,000)	Japanese Yen	04/01/13	(7,362,500)	(73,629)
(850,000,000)	Japanese Yen	04/01/13	(8,941,655)	(87,930)
850,000,000	Japanese Yen	04/01/13	9,019,831	9,754
(800,000,000)	Japanese Yen	04/01/13	(8,415,773)	(82,660)
(800,000,000)	Japanese Yen	04/01/13	(8,416,109)	(82,324)
8,128,464	Canadian Dollars	04/02/13	8,000,000	1,638
(8,538,572)	Euro	04/02/13	(10,900,000)	(45,176)
782,926	Euro	04/02/13	1,000,000	3,594
(8,538,706)	Euro	04/02/13	(10,900,000)	(45,347)
9,951,728	Singapore Dollar	04/02/13	8,000,000	23,322
800,000,000	Japanese Yen	04/03/13	8,488,874	9,724

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
700,000,000	Japanese Yen	04/03/13	$7,427,135	$9,139
850,000,000	Japanese Yen	04/03/13	9,019,716	10,045
(800,000,000)	Japanese Yen	04/03/13	(8,488,397)	(10,202)
800,000,000	Japanese Yen	04/03/13	8,489,145	9,454
700,000,000	Japanese Yen	04/03/13	7,427,135	9,139
800,000,000	Japanese Yen	04/03/13	8,489,325	9,274
(700,000,000)	Japanese Yen	04/03/13	(7,426,591)	(9,683)
(800,000,000)	Japanese Yen	04/03/13	(8,488,397)	(10,202)
(800,000,000)	Japanese Yen	04/03/13	(8,488,127)	(10,472)
(700,000,000)	Japanese Yen	04/03/13	(7,427,379)	(8,895)
(850,000,000)	Japanese Yen	04/03/13	(9,019,974)	(9,786)
(800,000,000)	Japanese Yen	04/05/13	(8,489,235)	(9,474)
(800,000,000)	Japanese Yen	04/05/13	(8,489,415)	(9,294)
(850,000,000)	Japanese Yen	04/05/13	(9,019,812)	(10,066)
(700,000,000)	Japanese Yen	04/05/13	(7,427,213)	(9,157)
(800,000,000)	Japanese Yen	04/05/13	(8,488,964)	(9,744)
(700,000,000)	Japanese Yen	04/05/13	(7,427,213)	(9,157)

				$(545,343)

See Notes to Financial Statements.                                   10

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$223,505,159	$-	$223,505,159
Foreign Treasury Securities	-	227,011,493	-	227,011,493
Exchange Traded Product	47,879,500	-	-	47,879,500
Total Investments At Value	$47,879,500	$450,516,652	$-	$498,396,152

Other Financial Instruments**
Forward Currency Contracts	-	144,330	-	144,330
Total Assets	$47,879,500	$450,660,982	$-	$498,540,482

Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(689,673)	-	(689,673)
Futures	(7,350)	-	-	(7,350)
Total Liabilitiess	$(7,350)	$(689,673)	$-	$(697,023)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2013.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	41.4%
Foreign Treasury Securities	42.0%
Exchange Traded Product	8.8%
Foreign Currencies	6.4%
Net Unrealized Loss on Forward Currency Contracts	(0.1)%
Other Assets and Liabilties, Net	1.5%

100.0%
AFA

See Notes to Financial Statements.                                   11

MERK ASIAN CURRENCY FUND                                                                  MARCH 31, 2013
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds - 15.9%(a)
Non-U.S. Government - Malaysia - 11.1%
$20,000,000	Malaysia Government Bond, Series 509	MYR	3.21%	05/31/13	$6,460,462

Non-U.S. Government Agency - Singapore - 4.8%
3,500,000	Housing & Development Board, MTN	SGD	1.15	07/08/13	2,826,906

Total Foreign Bonds (Cost $9,317,409)					9,287,368
Foreign Treasury Securities - 21.7%(a)
Central Bank - Malaysia - 4.7%
8,500,000	Bank Negara Malaysia Monetary Notes, Series 3912 (b)	MYR	3.01	05/02/13	2,737,401

Central Bank - Singapore - 4.6%
3,300,000	Monetary Authority of Singapore, Series 28 (b)	SGD	0.26	04/12/13	2,660,329

Non-U.S. Government - Singapore - 12.4%
6,000,000	Singapore Treasury Bill, Series 91 (b)	SGD	0.21	04/04/13	4,837,315

3,000,000	Singapore Treasury Bill, Series 91 (b)	SGD	0.21	04/11/13	2,418,551

					7,255,866
Total Foreign Treasury Securities (Cost $12,672,815)					12,653,596
U.S. Treasury Bills - 42.8%(a)
10,500,000	U.S. Treasury Bill (c)	USD	0.15	05/16/13	10,499,275

6,500,000	U.S. Treasury Bill (c)	USD	0.12	06/13/13	6,499,272

3,000,000	U.S. Treasury Bill (c)	USD	0.10	07/11/13	2,999,517

1,000,000	U.S. Treasury Bill (c)	USD	0.13	08/22/13	999,653

4,000,000	U.S. Treasury Bill (c)	USD	0.11	09/19/13	3,998,100

Total U.S. Treasury Bills (Cost $24,993,204)					24,995,817
Time Deposits - 18.1%(a)
16,300,000	Barclays Bank PLC	CNH	1.50	04/29/13	2,625,856

16,300,000	Deutsche Bank	CNH	2.15	04/26/13	2,625,855

16,298,865	JP Morgan Bank Hong Kong	CNH	1.65	04/26/13	2,625,673

16,500,000	Standard Chartered Bank Hong Kong	CNH	1.50	04/19/13	2,658,075

Total Time Deposits (Cost $10,529,946)					10,535,459
Total Investments – 98.5% (Cost $57,513,374)*					$57,472,240
Foreign Currencies – 0.3% (Cost $160,909)					161,907
Net Unrealized Gain/Loss on Forward Currency Contracts – (0.2)%					(111,451)
Other Assets and Liabilities, Net – 1.4%					816,035
NET ASSETS – 100.0%					$58,338,731

MTN	Medium Term Note
PLC	Public Limited Company

(a)	All or portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Zero coupon bond. Interest rate presented is yield to maturity.
(c)	Rate presented is yield to maturity.

* Cost for federal income tax purposes is $57,513,374 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$26,338
Gross Unrealized Depreciation	(67,472)
Net Unrealized Depreciation	$(41,134)

See Notes to Financial Statements.                                   12

As of March 31, 2013, the Merk Asian Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(200,000)	Singapore Dollar	04/02/13	$(161,221)	$(23)
35,000,000	China Renminbi	04/17/13	5,567,220	59,337
4,600,000	China Renminbi	04/17/13	732,076	7,414
(9,100,000)	China Renminbi	04/17/13	(1,446,663)	(16,242)
11,000,000	China Renminbi	04/17/13	1,748,768	19,579
800,000,000	South Korean Won	04/17/13	751,174	(32,832)
(500,000)	Singapore Dollar	04/17/13	(404,078)	952
1,944,760	Singapore Dollar	04/17/13	1,585,070	(17,100)
3,000,000	Singapore Dollar	04/17/13	2,419,726	(965)
(4,444,760)	Singapore Dollar	04/17/13	(3,596,494)	12,891

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
55,000,000	New Taiwan Dollar	04/17/13	$1,905,422	$(65,396)
2,800,000,000	South Korean Won	05/22/13	2,567,630	(58,429)
88,000,000	Philippines Peso	05/22/13	2,170,856	(13,130)
64,000,000	Thailand Baht	05/22/13	2,135,953	42,312
9,600,000	China Renminbi	06/19/13	1,528,297	9,573
3,700,000	Hong Kong Dollar	06/19/13	477,112	(279)
78,000,000	New Taiwan Dollar	06/19/13	2,630,248	(17,357)
153,800,000	New Taiwan Dollar	06/19/13	5,193,840	(41,756)

				$(111,451)
The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$9,287,368	$-	$9,287,368
Foreign Treasury Securities	-	12,653,596	-	12,653,596
U.S. Treasury Bills	-	24,995,817	-	24,995,817
Time Deposits	-	10,535,459	-	10,535,459
Total Investments At Value	$-	$57,472,240	$-	$57,472,240
Other Financial Instruments**
Forward Currency Contracts	-	152,058	-	152,058
Total Assets	$-	$57,624,298	$-	$57,624,298

Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(263,509)	-	(263,509)
Total Liabilities	$-	$(263,509)	$-	$(263,509)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at unrealized appreciation (depreciation) at year end.

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2013.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	15.9%
Foreign Treasury Securities	21.7%
U.S. Treasury Bills	42.8%
Time Deposits	18.1%
Foregin Currencies	0.3%
Net Unrealized Loss on Forward Currency Contracts	(0.2)%
Other Assets and Liabilities, Net	1.4%

100.0%

See Notes to Financial Statements.                                   13

MERK ABSOLUTE RETURN CURRENCY FUND                                                             MARCH 31, 2013
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds - 47.9% (a)
Non-U.S. Government - Australia - 35.4%
$3,500,000	Australia Government Bond, Series 118	AUD	6.50%	05/15/13	$3,661,197
750,000	New South Wales Treasury Corp., Series 813	AUD	5.50	08/01/13	787,253
700,000	Queensland Treasury Corp., Series 13	AUD	6.00	08/21/13	737,082
750,000	Western Australian Treasury Corp., Series 13	AUD	8.00	06/15/13	788,607
					5,974,139
Non-U.S. Government - Canada - 3.9%
650,000	Province of British Columbia, BCCD	CAD	8.50	08/23/13	658,561
Non-U.S. Government - New Zealand - 4.5%
900,000	New Zealand Government Bond, Series 413	NZD	6.50	04/15/13	754,489
Supranational - Norway - 4.1%
4,000,000	European Investment Bank EMTN	NOK	4.50	05/15/13	686,362
Total Foreign Bonds (Cost $8,180,830)					8,073,551
Foreign Treasury Securities - 34.5% (a)
Non-U.S. Government - Belgium - 4.2%
550,000	Belgium Treasury Bill (b)	EUR	0.06	07/18/13	704,969
Non-U.S. Government - Canada - 4.7%
800,000	Canadian Treasury Bill (b)	CAD	0.93	04/25/13	786,943
Non-U.S. Government - France - 4.2%
550,000	France Treasury Bill BTF (b)	EUR	0.01	09/19/13	704,825
Non-U.S. Government - Germany - 4.2%
550,000	German Treasury Bill (b)	EUR	0.01	06/12/13	704,937
Non-U.S. Government - Netherlands – 4.2%
550,000	Dutch Treasury Certificate (b)	EUR	0.00	05/31/13	705,038

Non-U.S. Government - Norway - 4.3%
4,300,000	Norway Treasury Bill, Series 19 (b)	NOK	1.43	06/19/13	733,803
Non-U.S. Government - Sweden - 4.5%
5,000,000	Sweden Treasury Bill (b)	SEK	0.88	05/15/13	766,468
Supranational - Europe - 4.2%
550,000	European Stability Mechanism Treasury Bill (b)	EUR	0.02	04/11/13	705,018
Total Foreign Treasury Securities (Cost $5,942,158)					5,812,001
U.S. Treasury Bills - 11.9% (a)
2,000,000	U.S. Treasury Bill (c) (Cost $1,999,513)	USD	0.12	06/13/13	1,999,776
Total Investments – 94.3% (Cost $16,122,501)*					$15,885,328
Foreign Currencies – 0.3% (Cost $57,406)					57,818
Net Unrealized Gain/Loss on Forward Currency Contracts – (1.7)%					(279,687)
Other Assets and Liabilities, Net – 7.1%					1,189,518
NET ASSETS – 100.0%					$16,852,977

See Notes to Financial Statements.                                   14

EMTN	European Medium Term Note
MTN	Medium Term Note

(a)	All or portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Zero coupon bond. Interest rate presented is yield to maturity.
(c)	Rate presented is yield to maturity.

* Cost for federal income tax purposes is $16,122,501 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,249
Gross Unrealized Depreciation	(242,422)
Net Unrealized Depreciation	$(237,173)

As of March 31, 2013, Merk Absolute Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
483,000	Australian Dollar	04/03/13	$491,683	$11,080
1,293,000	Australian Dollar	04/03/13	1,349,018	(3,110)
(1,318,000)	Australian Dollar	04/03/13	(1,340,210)	(31,721)
(170,000)	Australian Dollar	04/03/13	(172,980)	(3,976)
(1,152,000)	Australian Dollar	04/03/13	(1,167,042)	(32,096)
669,000	Australian Dollar	04/03/13	698,024	(1,649)
797,000	Australian Dollar	04/03/13	814,055	15,557
170,000	Australian Dollar	04/03/13	177,370	(414)
(797,000)	Australian Dollar	04/03/13	(831,495)	1,883
62,000	Australian Dollar	04/03/13	64,687	(151)
(171,000)	Australian Dollar	04/03/13	(174,689)	(3,308)
(1,964,000)	Australian Dollar	04/03/13	(2,007,459)	(36,904)
(62,000)	Australian Dollar	04/03/13	(63,266)	(1,271)
657,000	Australian Dollar	04/03/13	673,650	10,234
303,000	Australian Dollar	04/03/13	308,002	7,396
171,000	Australian Dollar	04/03/13	174,771	3,226
1,318,000	Australian Dollar	04/03/13	1,375,233	(3,302)
(289,000)	Australian Dollar	04/03/13	(295,503)	(5,323)
702,000	Canadian Dollars	04/03/13	683,471	7,532
1,026,000	Canadian Dollars	04/03/13	998,315	11,612
(1,026,000)	Canadian Dollars	04/03/13	(1,008,864)	(1,063)
(153,000)	Canadian Dollars	04/03/13	(150,445)	(159)
(1,699,000)	Canadian Dollars	04/03/13	(1,652,928)	(19,456)
1,296,000	Canadian Dollars	04/03/13	1,260,428	15,269
436,000	Canadian Dollars	04/03/13	424,039	5,131
848,000	Canadian Dollars	04/03/13	824,614	10,102
153,000	Canadian Dollars	04/03/13	148,267	2,337
(2,342,000)	Canadian Dollars	04/03/13	(2,276,534)	(28,777)
(685,000)	Canadian Dollars	04/03/13	(665,805)	(8,464)
(1,169,000)	Canadian Dollars	04/03/13	(1,149,513)	(1,173)
(140,000)	Canadian Dollars	04/03/13	(136,165)	(1,642)
1,494,000	Canadian Dollars	04/03/13	1,469,185	1,410
574,000	Canadian Dollars	04/03/13	560,241	4,767
845,000	Canadian Dollars	04/03/13	830,958	805
(845,000)	Canadian Dollars	04/03/13	(820,362)	(11,400)
(223,000)	Canadian Dollars	04/03/13	(216,276)	(3,231)
908,000	Canadian Dollars	04/03/13	892,928	847
(506,000)	Euro	04/03/13	(646,731)	(1,898)
(1,499,000)	Euro	04/03/13	(1,915,912)	(5,619)
(125,000)	Euro	04/03/13	(163,218)	2,983
(585,000)	Euro	04/03/13	(760,134)	10,236
773,000	Euro	04/03/13	1,004,767	(13,877)
(1,486,000)	Euro	04/03/13	(1,931,018)	26,151
(1,232,000)	Euro	04/03/13	(1,613,165)	33,893
517,000	Euro	04/03/13	670,969	(8,239)
(450,000)	Euro	04/03/13	(589,937)	13,093
522,000	Euro	04/03/13	680,693	(11,554)
3,812,000	Euro	04/03/13	4,872,453	14,058
132,000	Euro	04/03/13	168,708	500
2,586,000	Euro	04/03/13	3,374,420	(59,489)
(320,000)	Euro	04/03/13	(415,658)	5,458

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
662,000	Euro	04/03/13	$861,470	$(12,868)
(3,812,000)	Euro	04/03/13	(4,962,991)	76,480
143,000	Euro	04/03/13	186,528	(3,220)
(251,000)	Euro	04/03/13	(326,987)	5,236
450,000	Euro	04/03/13	575,195	1,650
638,000	Euro	04/03/13	831,626	(13,789)
442,000	Euro	04/03/13	578,199	(11,610)
(411,000)	Euro	04/03/13	(525,294)	(1,557)
45,230,000	Japanese Yen	04/03/13	470,459	10,030
(83,225,000)	Japanese Yen	04/03/13	(889,566)	5,446
160,963,000	Japanese Yen	04/03/13	1,742,901	(32,951)
(18,086,000)	Japanese Yen	04/03/13	(188,232)	(3,901)
(25,306,000)	Japanese Yen	04/03/13	(271,262)	2,430
59,257,000	Japanese Yen	04/03/13	634,286	(4,784)
(36,548,000)	Japanese Yen	04/03/13	(386,827)	(1,432)
(13,000,000)	Japanese Yen	04/03/13	(138,197)	95
25,306,000	Japanese Yen	04/03/13	267,857	975
(151,400,000)	Japanese Yen	04/03/13	(1,639,303)	30,944
81,662,000	Japanese Yen	04/03/13	850,445	17,071
151,400,000	Japanese Yen	04/03/13	1,602,491	5,869
39,922,000	Japanese Yen	04/03/13	422,548	1,553
83,000,000	Japanese Yen	04/03/13	864,137	17,593
380,880,000	Japanese Yen	04/03/13	4,125,507	(79,323)
(462,542,000)	Japanese Yen	04/03/13	(4,895,489)	(18,209)
(385,897,000)	Japanese Yen	04/03/13	(4,179,097)	79,617
229,477,000	Japanese Yen	04/03/13	2,512,726	(74,935)
(81,093,000)	Japanese Yen	04/03/13	(875,176)	13,705
(582,000)	New Zealand Dollar	04/03/13	(486,158)	(705)
(132,000)	New Zealand Dollar	04/03/13	(108,458)	(1,965)
1,026,000	New Zealand Dollar	04/03/13	842,029	16,255
212,000	New Zealand Dollar	04/03/13	174,449	2,897
(69,000)	New Zealand Dollar	04/03/13	(56,496)	(1,225)
(576,000)	New Zealand Dollar	04/03/13	(474,029)	(7,814)
1,668,000	New Zealand Dollar	04/03/13	1,375,650	19,689
56,000	New Zealand Dollar	04/03/13	46,242	604
(2,813,000)	New Zealand Dollar	04/03/13	(2,311,870)	(41,300)
576,000	New Zealand Dollar	04/03/13	481,178	665
(833,000)	New Zealand Dollar	04/03/13	(686,379)	(10,454)
458,000	New Zealand Dollar	04/03/13	379,851	3,281
(2,908,000)	New Zealand Dollar	04/03/13	(2,430,629)	(2,012)
1,184,000	New Zealand Dollar	04/03/13	979,571	10,885
(2,004,000)	New Zealand Dollar	04/03/13	(1,655,232)	(21,182)
2,390,000	New Zealand Dollar	04/03/13	1,972,097	27,219
2,004,000	New Zealand Dollar	04/03/13	1,674,116	2,298
343,000	New Zealand Dollar	04/03/13	286,547	384
(1,982,000)	Norwegian Krone	04/03/13	(347,322)	8,023
(31,235,000)	Norwegian Krone	04/03/13	(5,331,042)	(16,097)
9,498,000	Norwegian Krone	04/03/13	1,664,897	(38,929)
825,000	Norwegian Krone	04/03/13	140,847	385
5,404,000	Norwegian Krone	04/03/13	944,452	(19,338)
21,245,000	Norwegian Krone	04/03/13	3,627,172	9,772

See Notes to Financial Statements.                                   15

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(2,117,000)	Norwegian Krone	04/03/13	$(367,138)	$4,727
(825,000)	Norwegian Krone	04/03/13	(143,231)	1,999
(27,785,000)	Norwegian Krone	04/03/13	(4,858,617)	102,086
23,560,000	Norwegian Krone	04/03/13	4,114,450	(81,199)
2,862,000	Norwegian Krone	04/03/13	501,488	(11,541)
908,000	Norwegian Krone	04/03/13	158,055	(2,613)
(1,884,000)	Norwegian Krone	04/03/13	(328,647)	6,123
(182,000)	Norwegian Krone	04/03/13	(31,751)	594
115,000	Norwegian Krone	04/03/13	20,060	(373)
5,408,000	Norwegian Krone	04/03/13	943,724	(17,925)
(3,815,000)	Norwegian Krone	04/03/13	(663,862)	10,770
(261,000)	Pounds Sterling	04/03/13	(392,221)	(4,348)
(74,000)	Pounds Sterling	04/03/13	(110,455)	(1,982)
(45,000)	Pounds Sterling	04/03/13	(68,225)	(150)
(2,069,000)	Pounds Sterling	04/03/13	(3,127,871)	(15,819)
480,000	Pounds Sterling	04/03/13	727,390	1,934
1,588,000	Pounds Sterling	04/03/13	2,400,899	11,948
1,722,000	Pounds Sterling	04/03/13	2,615,961	489
(227,000)	Pounds Sterling	04/03/13	(337,817)	(7,092)
1,033,000	Pounds Sterling	04/03/13	1,544,699	24,867
(1,347,000)	Pounds Sterling	04/03/13	(2,036,354)	(10,311)
(539,000)	Pounds Sterling	04/03/13	(809,322)	(9,648)
(1,588,000)	Pounds Sterling	04/03/13	(2,370,114)	(42,733)
(166,000)	Pounds Sterling	04/03/13	(250,879)	(1,346)
(1,119,000)	Pounds Sterling	04/03/13	(1,690,200)	(10,036)
956,000	Pounds Sterling	04/03/13	1,448,945	3,625
885,000	Pounds Sterling	04/03/13	1,338,006	6,685
771,000	Pounds Sterling	04/03/13	1,160,929	10,547
(2,064,000)	Singapore Dollar	04/03/13	(1,656,740)	(7,317)
(699,000)	Singapore Dollar	04/03/13	(562,301)	(1,253)
2,420,000	Singapore Dollar	04/03/13	1,956,480	(5,406)
(1,217,000)	Singapore Dollar	04/03/13	(974,647)	(6,534)
1,075,000	Singapore Dollar	04/03/13	861,246	5,451
838,000	Singapore Dollar	04/03/13	671,224	4,396
(1,348,000)	Singapore Dollar	04/03/13	(1,081,867)	(4,930)
(242,000)	Singapore Dollar	04/03/13	(195,618)	511
2,339,000	Singapore Dollar	04/03/13	1,881,718	4,052
(2,103,000)	Singapore Dollar	04/03/13	(1,687,338)	(8,162)
(960,000)	Singapore Dollar	04/03/13	(775,091)	1,110
1,746,000	Singapore Dollar	04/03/13	1,408,852	(1,176)
(661,000)	Singapore Dollar	04/03/13	(532,906)	(12)
(1,030,000)	Singapore Dollar	04/03/13	(832,617)	2,201
(1,047,000)	Singapore Dollar	04/03/13	(837,695)	(6,427)
(309,000)	Singapore Dollar	04/03/13	(249,541)	416
3,894,000	Singapore Dollar	04/03/13	3,133,449	6,007
(1,833,000)	Singapore Dollar	04/03/13	(1,481,782)	3,964
2,135,000	Singapore Dollar	04/03/13	1,713,764	7,536
(630,000)	Singapore Dollar	04/03/13	(504,774)	(3,150)
(304,000)	Singapore Dollar	04/03/13	(243,990)	(1,104)
2,807,000	Swedish Krona	04/03/13	430,881	(160)
6,573,000	Swedish Krona	04/03/13	1,008,899	(303)
3,274,000	Swedish Krona	04/03/13	510,696	(8,316)
(8,586,000)	Swedish Krona	04/03/13	(1,342,563)	25,082
11,340,000	Swedish Krona	04/03/13	1,740,906	(837)
(5,568,000)	Swedish Krona	04/03/13	(854,461)	78
5,000,000	Swedish Krona	04/03/13	767,663	(437)
3,566,000	Swedish Krona	04/03/13	551,469	(4,283)
(6,025,000)	Swedish Krona	04/03/13	(932,678)	8,171
(5,000,000)	Swedish Krona	04/03/13	(785,987)	18,761
(11,340,000)	Swedish Krona	04/03/13	(1,759,707)	19,637
3,398,000	Swedish Krona	04/03/13	531,836	(10,429)
(940,000)	Swedish Krona	04/03/13	(145,863)	1,625
(19,421,000)	Swedish Krona	04/03/13	(2,980,447)	386
(5,766,000)	Swedish Krona	04/03/13	(894,401)	9,636

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
10,535,000	Swedish Krona	04/03/13	$1,635,651	$(19,105)
(2,170,000)	Swedish Krona	04/03/13	(337,740)	4,764
(4,658,000)	Swedish Krona	04/03/13	(729,562)	14,814
13,010,000	Swedish Krona	04/03/13	2,024,792	(28,469)
5,320,000	Swedish Krona	04/03/13	824,711	(8,383)
1,890,000	Swedish Krona	04/03/13	294,799	(4,787)
(2,807,000)	Swedish Krona	04/03/13	(435,064)	4,343
5,568,000	Swedish Krona	04/03/13	865,241	(10,858)
(732,000)	Swiss Franc	04/03/13	(778,569)	7,446
743,000	Swiss Franc	04/03/13	789,821	(7,109)
(865,000)	Swiss Franc	04/03/13	(929,974)	18,741
(647,000)	Swiss Franc	04/03/13	(682,791)	1,210
(3,792,000)	Swiss Franc	04/03/13	(3,976,623)	(18,051)
1,558,000	Swiss Franc	04/03/13	1,636,494	4,777
3,049,000	Swiss Franc	04/03/13	3,276,395	(64,433)
251,000	Swiss Franc	04/03/13	266,233	(1,818)
1,716,000	Swiss Franc	04/03/13	1,799,797	7,920
1,276,000	Swiss Franc	04/03/13	1,353,746	(9,546)
(775,000)	Swiss Franc	04/03/13	(830,780)	14,358
(3,096,000)	Swiss Franc	04/03/13	(3,317,766)	56,291
(1,716,000)	Swiss Franc	04/03/13	(1,807,655)	(61)
5,031,000	Swiss Franc	04/03/13	5,276,572	23,324
(97,000)	Swiss Franc	04/03/13	(101,763)	(421)
(336,000)	Swiss Franc	04/03/13	(352,374)	(1,585)
(2,300,000)	Swiss Franc	04/03/13	(2,469,099)	46,168
732,000	Swiss Franc	04/03/13	781,475	(10,351)
1,201,000	Australian Dollar	04/18/13	1,246,159	2,591
800,000	Australian Dollar	04/18/13	835,082	(3,276)
1,186,000	Australian Dollar	04/18/13	1,229,565	3,588
40,000	Australian Dollar	04/18/13	41,412	178
(4,963,000)	Australian Dollar	04/18/13	(5,137,762)	(22,559)
(480,000)	Australian Dollar	04/18/13	(499,611)	527
800,000	Australian Dollar	04/18/13	835,714	(3,907)
(500,000)	Australian Dollar	04/18/13	(521,412)	1,532
(1,930,000)	Australian Dollar	04/18/13	(2,018,857)	12,123
1,005,000	Australian Dollar	04/18/13	1,039,515	5,443
(800,000)	Australian Dollar	04/18/13	(834,305)	2,498
1,285,000	Australian Dollar	04/18/13	1,340,700	(4,610)
(340,000)	Canadian Dollars	04/18/13	(332,755)	(1,812)
417,000	Canadian Dollars	04/18/13	407,681	2,655
321,000	Canadian Dollars	04/18/13	313,938	1,932
505,000	Canadian Dollars	04/18/13	494,958	1,972
340,000	Canadian Dollars	04/18/13	332,285	2,282
690,000	Canadian Dollars	04/18/13	672,944	6,029
(575,000)	Canadian Dollars	04/18/13	(559,986)	(5,825)
(162,000)	Canadian Dollars	04/18/13	(157,944)	(1,467)
2,857,000	Canadian Dollars	04/18/13	2,780,021	31,322
(550,000)	Canadian Dollars	04/18/13	(536,669)	(4,542)
(340,000)	Canadian Dollars	04/18/13	(330,771)	(3,796)
(330,000)	Canadian Dollars	04/18/13	(322,357)	(2,370)
125,000	Euro	04/18/13	162,571	(2,321)
1,970,000	Euro	04/18/13	2,532,689	(7,148)
1,303,000	Euro	04/18/13	1,687,029	(16,582)
(1,945,000)	Euro	04/18/13	(2,512,709)	19,217
(615,000)	Euro	04/18/13	(790,837)	2,407
2,340,000	Euro	04/18/13	3,019,557	(19,675)
(1,710,000)	Euro	04/18/13	(2,212,401)	20,180
615,000	Euro	04/18/13	798,619	(10,188)
2,615,000	Euro	04/18/13	3,370,863	(18,431)
(5,200,000)	Euro	04/18/13	(6,684,928)	18,524
(1,803,000)	Euro	04/18/13	(2,337,656)	26,209
1,950,000	Euro	04/18/13	2,506,433	(6,531)
(1,206,000)	Euro	04/18/13	(1,560,392)	14,299
950,000	Euro	04/18/13	1,230,295	(12,394)

See Notes to Financial Statements.                                   16

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
2,460,000	Euro	04/18/13	$3,191,476	$(37,754)
168,000,000	Japanese Yen	04/18/13	1,764,015	20,865
80,635,000	Japanese Yen	04/18/13	839,084	17,605
(100,000,000)	Japanese Yen	04/18/13	(1,049,121)	(13,308)
(765,999,000)	Japanese Yen	04/18/13	(7,966,493)	(171,697)
(81,835,000)	Japanese Yen	04/18/13	(849,190)	(20,248)
(9,300,000)	Japanese Yen	04/18/13	(96,822)	(1,984)
84,200,000	Japanese Yen	04/18/13	889,472	5,093
86,100,000	Japanese Yen	04/18/13	917,131	(2,380)
(161,000,000)	Japanese Yen	04/18/13	(1,687,081)	(23,429)
(57,039,000)	Japanese Yen	04/18/13	(600,678)	(5,321)
(157,500,000)	Japanese Yen	04/18/13	(1,675,024)	1,699
105,000	New Zealand Dollar	04/18/13	86,411	1,338
1,853,000	New Zealand Dollar	04/18/13	1,526,492	22,067
(605,000)	New Zealand Dollar	04/18/13	(495,487)	(10,114)
748,000	New Zealand Dollar	04/18/13	613,872	11,234
494,000	New Zealand Dollar	04/18/13	406,590	6,248
(1,010,000)	New Zealand Dollar	04/18/13	(829,310)	(14,751)
1,805,000	New Zealand Dollar	04/18/13	1,507,953	493
(1,410,000)	New Zealand Dollar	04/18/13	(1,170,215)	(8,127)
1,600,000	New Zealand Dollar	04/18/13	1,334,653	2,474
1,990,000	New Zealand Dollar	04/18/13	1,655,571	7,480
(425,000)	New Zealand Dollar	04/18/13	(353,137)	(2,037)
(1,600,000)	New Zealand Dollar	04/18/13	(1,335,194)	(1,933)
(9,800,000)	Norwegian Krone	04/18/13	(1,674,991)	(1,682)
6,860,000	Norwegian Krone	04/18/13	1,175,467	(1,796)
(2,859,000)	Norwegian Krone	04/18/13	(490,898)	1,755
3,928,000	Norwegian Krone	04/18/13	677,000	(4,962)
(2,090,000)	Norwegian Krone	04/18/13	(357,951)	374
9,800,000	Norwegian Krone	04/18/13	1,679,356	(2,682)
(9,810,000)	Norwegian Krone	04/18/13	(1,682,111)	3,726
4,920,000	Norwegian Krone	04/18/13	841,444	315
12,850,000	Norwegian Krone	04/18/13	2,198,549	(54)
(7,000,000)	Norwegian Krone	04/18/13	(1,205,937)	8,313
(12,850,000)	Norwegian Krone	04/18/13	(2,197,254)	(1,241)
(16,480,000)	Norwegian Krone	04/18/13	(2,844,568)	25,019
(489,000)	Pounds Sterling	04/18/13	(739,045)	(3,893)
556,000	Pounds Sterling	04/18/13	839,500	5,231
(1,110,000)	Pounds Sterling	04/18/13	(1,681,186)	(5,237)
1,665,000	Pounds Sterling	04/18/13	2,527,965	1,670
495,000	Pounds Sterling	04/18/13	748,008	4,045
1,115,000	Pounds Sterling	04/18/13	1,691,999	2,021
(4,330,000)	Pounds Sterling	04/18/13	(6,511,285)	(67,284)
572,000	Pounds Sterling	04/18/13	862,278	6,762
1,655,000	Pounds Sterling	04/18/13	2,511,117	3,325
(550,000)	Pounds Sterling	04/18/13	(835,015)	(600)
583,000	Pounds Sterling	04/18/13	872,599	13,153
(555,000)	Pounds Sterling	04/18/13	(842,837)	(375)
560,000	Pounds Sterling	04/18/13	849,998	810
(560,000)	Pounds Sterling	04/18/13	(853,026)	2,218
(1,040,000)	Singapore Dollar	04/18/13	(832,527)	(5,978)
4,165,000	Singapore Dollar	04/18/13	3,334,011	24,042
(1,050,000)	Singapore Dollar	04/18/13	(839,183)	(7,385)
1,045,000	Singapore Dollar	04/18/13	837,447	5,090
(1,050,000)	Singapore Dollar	04/18/13	(840,399)	(6,169)
(625,000)	Singapore Dollar	04/18/13	(499,554)	(4,356)
3,160,000	Singapore Dollar	04/18/13	2,541,143	6,624
(2,090,000)	Singapore Dollar	04/18/13	(1,683,693)	(1,381)
1,050,000	Singapore Dollar	04/18/13	838,976	7,592
(3,170,000)	Singapore Dollar	04/18/13	(2,537,384)	(18,445)
(1,255,000)	Singapore Dollar	04/18/13	(1,002,877)	(8,974)
214,000	Singapore Dollar	04/18/13	171,099	1,439
(1,690,000)	Singapore Dollar	04/18/13	(1,351,072)	(11,500)
(1,058,000)	Singapore Dollar	04/18/13	(846,825)	(6,193)

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
50,000	Singapore Dollar	04/18/13	$40,004	$309
4,692,000	Singapore Dollar	04/18/13	3,757,372	25,577
1,050,000	Singapore Dollar	04/18/13	843,716	2,852
12,000,000	Swedish Krona	04/18/13	1,847,765	(7,030)
20,209,000	Swedish Krona	04/18/13	3,135,293	(35,342)
5,550,000	Swedish Krona	04/18/13	850,811	529
(10,910,000)	Swedish Krona	04/18/13	(1,678,249)	4,714
(4,279,000)	Swedish Krona	04/18/13	(660,514)	4,139
10,880,000	Swedish Krona	04/18/13	1,667,371	1,562
(5,000,000)	Swedish Krona	04/18/13	(783,387)	16,414
(8,838,000)	Swedish Krona	04/18/13	(1,372,442)	16,741
(1,095,000)	Swedish Krona	04/18/13	(168,977)	1,010
(3,184,000)	Swedish Krona	04/18/13	(493,579)	5,171
(5,430,000)	Swedish Krona	04/18/13	(839,912)	6,980
(1,006,000)	Swedish Krona	04/18/13	(156,104)	1,789
(5,470,000)	Swedish Krona	04/18/13	(838,615)	(454)
3,260,000	Swedish Krona	04/18/13	504,364	(4,298)
10,910,000	Swedish Krona	04/18/13	1,672,153	1,382
(5,490,000)	Swedish Krona	04/18/13	(844,162)	2,026
85,000	Swiss Franc	04/18/13	89,992	(432)
(1,600,000)	Swiss Franc	04/18/13	(1,689,266)	3,430
(86,000)	Swiss Franc	04/18/13	(91,184)	570
(771,000)	Swiss Franc	04/18/13	(814,168)	1,806
(1,392,000)	Swiss Franc	04/18/13	(1,462,753)	(3,924)
810,000	Swiss Franc	04/18/13	862,096	(8,641)
(1,600,000)	Swiss Franc	04/18/13	(1,695,062)	9,226
2,385,000	Swiss Franc	04/18/13	2,528,889	(15,939)
(800,000)	Swiss Franc	04/18/13	(847,101)	4,183
(3,000,000)	Swiss Franc	04/18/13	(3,169,217)	8,275
315,000	Swiss Franc	04/18/13	332,024	(125)
(320,000)	Swiss Franc	04/18/13	(338,967)	1,800
(800,000)	Swiss Franc	04/18/13	(843,535)	617
3,025,000	Swiss Franc	04/18/13	3,196,134	(8,850)
(2,715,000)	Australian Dollar	05/02/13	(2,826,274)	6,291
(405,000)	Australian Dollar	05/02/13	(420,828)	168
(809,000)	Australian Dollar	05/02/13	(840,361)	79
(400,000)	Australian Dollar	05/02/13	(416,437)	970
(400,000)	Australian Dollar	05/02/13	(416,905)	1,438
1,710,000	Canadian Dollars	05/02/13	1,681,085	1,074
(899,000)	Canadian Dollars	05/02/13	(883,437)	(926)
(430,000)	Canadian Dollars	05/02/13	(422,634)	(365)
(1,297,000)	Canadian Dollars	05/02/13	(1,274,531)	(1,352)
2,603,000	Euro	05/02/13	3,341,867	(4,507)
680,000	Euro	05/02/13	868,756	3,086
660,000	Euro	05/02/13	846,724	(524)
(1,978,000)	Euro	05/02/13	(2,528,551)	(7,484)
282,462,000	Japanese Yen	05/02/13	2,990,171	11,066
(86,500,000)	Japanese Yen	05/02/13	(916,072)	(3,014)
(39,500,000)	Japanese Yen	05/02/13	(419,955)	257
83,878,000	Japanese Yen	05/02/13	890,548	679
567,000	New Zealand Dollar	05/02/13	472,770	630
(500,000)	New Zealand Dollar	05/02/13	(417,009)	(452)
(500,000)	New Zealand Dollar	05/02/13	(417,854)	393
995,000	New Zealand Dollar	05/02/13	830,750	(3)
(1,931,000)	Norwegian Krone	05/02/13	(329,485)	(705)
(7,460,000)	Norwegian Krone	05/02/13	(1,273,191)	(2,426)
9,165,000	Norwegian Krone	05/02/13	1,562,651	4,511
(510,000)	Norwegian Krone	05/02/13	(86,981)	(226)
943,000	Pounds Sterling	05/02/13	1,425,449	7,142
(5,534,000)	Singapore Dollar	05/02/13	(4,451,917)	(10,041)
(1,045,000)	Singapore Dollar	05/02/13	(842,718)	155
2,610,000	Singapore Dollar	05/02/13	2,097,776	6,617
(530,000)	Singapore Dollar	05/02/13	(426,953)	(376)
2,100,000	Singapore Dollar	05/02/13	1,689,944	3,246

See Notes to Financial Statements.                                   17

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(10,900,000)	Swedish Krona	05/02/13	$(1,675,228)	$3,740
(5,484,000)	Swedish Krona	05/02/13	(841,008)	50
(731,000)	Swedish Krona	05/02/13	(112,108)	11
(5,480,000)	Swedish Krona	05/02/13	(839,559)	(786)
805,000	Swiss Franc	05/02/13	848,972	(634)

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(2,619,000)	Swiss Franc	05/02/13	$(2,747,576)	$(12,420)
(875,000)	Swiss Franc	05/02/13	(917,972)	(4,134)
480,000	Swiss Franc	05/02/13	503,226	2,615
1,165,000	Swiss Franc	05/02/13	1,227,225	493

				$(279,687)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$8,073,551	$-	$8,073,551
Foreign Treasury Securities	766,468	5,045,533	-	5,812,001
U.S. Treasury Bills	-	1,999,776	-	1,999,776
Total Investments At Value	$766,468	$15,118,860	$-	$15,885,328
Other Financial Instruments**
Forward Currency Contracts	-	1,667,622	-	1,667,622
Total Assets	$766,468	$16,786,482	$-	$17,552,950

Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(1,947,309)	-	(1,947,309)
Total Liabilities	$-	$(1,947,309)	$-	$(1,947,309)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2013.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	47.9%
Foreign Treasury Securities	34.5%
U.S. Treasury Bills	11.9%
Foreign Currencies	0.3%
Net Unrealized Loss on Forward Currency Contracts	(1.7)%
Other Assets and Liabilities, Net	7.1%

100.0%
AFA

See Notes to Financial Statements.                                   18

MERK CURRENCY ENHANCED U.S. EQUITY FUND                                                             MARCH 31, 2013
SCHEDULE OF INVESTMENTS
Shares	Security Description	Currency	Value in USD
Exchange Traded Product - 97.1% (a)
17,400	SPDR S&P 500 ETF Trust (Cost $2,211,439)	USD	$2,723,970

Total Investments – 97.1% (Cost $2,211,439)*			$2,723,970
Net Unrealized Gain/Loss on Forward Currency Contracts – (1.7)%			(47,148)
Other Assets and Liabilities, Net – 4.6%			128,383
NET ASSETS – 100.0%			$2,805,205

ETF	Exchange Traded Fund

(a)           All or portion of these securities are segregated to cover forward currency contract and futures contract exposures.

* Cost for federal income tax purposes is $2,211,452 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$512,518
Gross Unrealized Depreciation	-
Net Unrealized Appreciation	$512,518

AFA
At March 31, 2013, the Merk Currency Enhanced U. S. Equity Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation

1	S&P 500 Emini Future	06/21/13	$77,505	$633

AFA
As of March 31, 2013, Merk Currency Enhanced U.S. Equity Fund had the following forward currency contracts outstanding:

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(28,000)	Australian Dollar	04/03/13	$(28,491)	$(655)
125,000	Australian Dollar	04/03/13	127,675	2,440
(186,000)	Australian Dollar	04/03/13	(188,429)	(5,182)
49,000	Australian Dollar	04/03/13	49,809	1,196
25,000	Australian Dollar	04/03/13	25,551	472
105,000	Australian Dollar	04/03/13	109,555	(259)
81,000	Australian Dollar	04/03/13	82,456	1,858
213,000	Australian Dollar	04/03/13	222,249	(534)
14,000	Australian Dollar	04/03/13	14,607	(34)
(317,000)	Australian Dollar	04/03/13	(324,015)	(5,957)
28,000	Australian Dollar	04/03/13	29,214	(68)
(125,000)	Australian Dollar	04/03/13	(130,410)	295
211,000	Australian Dollar	04/03/13	220,141	(508)
(47,000)	Australian Dollar	04/03/13	(48,058)	(866)
(32,000)	Australian Dollar	04/03/13	(32,690)	(619)
111,000	Australian Dollar	04/03/13	113,813	1,729
(213,000)	Australian Dollar	04/03/13	(216,589)	(5,126)
(14,000)	Australian Dollar	04/03/13	(14,286)	(287)
(377,000)	Canadian Dollars	04/03/13	(366,462)	(4,632)
(275,000)	Canadian Dollars	04/03/13	(267,543)	(3,149)
116,000	Canadian Dollars	04/03/13	112,938	1,245
172,000	Canadian Dollars	04/03/13	167,359	1,947
138,000	Canadian Dollars	04/03/13	134,194	1,644
215,000	Canadian Dollars	04/03/13	209,099	2,533
75,000	Canadian Dollars	04/03/13	72,942	883
(102,000)	Canadian Dollars	04/03/13	(99,142)	(1,260)
92,000	Canadian Dollars	04/03/13	89,795	764
(19,000)	Canadian Dollars	04/03/13	(18,480)	(223)
(116,000)	Canadian Dollars	04/03/13	(112,618)	(1,565)
(172,000)	Canadian Dollars	04/03/13	(169,127)	(178)

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(19,000)	Canadian Dollars	04/03/13	$(18,683)	$(20)
139,000	Canadian Dollars	04/03/13	136,693	130
116,000	Canadian Dollars	04/03/13	114,072	111
239,000	Canadian Dollars	04/03/13	235,030	226
(204,000)	Canadian Dollars	04/03/13	(200,599)	(205)
19,000	Canadian Dollars	04/03/13	18,412	290
(37,000)	Canadian Dollars	04/03/13	(35,884)	(536)
(26,000)	Swiss Franc	04/03/13	(27,277)	(113)
(122,000)	Swiss Franc	04/03/13	(129,762)	1,241
864,000	Swiss Franc	04/03/13	906,173	4,006
(144,000)	Swiss Franc	04/03/13	(154,816)	3,120
(288,000)	Swiss Franc	04/03/13	(303,383)	(10)
260,000	Swiss Franc	04/03/13	273,099	797
490,000	Swiss Franc	04/03/13	526,544	(10,355)
119,000	Swiss Franc	04/03/13	126,499	(1,139)
(111,000)	Swiss Franc	04/03/13	(117,140)	208
288,000	Swiss Franc	04/03/13	302,064	1,329
(609,000)	Swiss Franc	04/03/13	(638,651)	(2,899)
(125,000)	Swiss Franc	04/03/13	(133,997)	2,316
205,000	Swiss Franc	04/03/13	217,490	(1,534)
(56,000)	Swiss Franc	04/03/13	(58,729)	(264)
(380,000)	Swiss Franc	04/03/13	(407,938)	7,628
118,000	Swiss Franc	04/03/13	125,976	(1,669)
(532,000)	Swiss Franc	04/03/13	(570,107)	9,672
49,000	Swiss Franc	04/03/13	51,974	(355)
615,000	Euro	04/03/13	786,086	2,268
(20,000)	Euro	04/03/13	(26,115)	477
117,000	Euro	04/03/13	152,080	(2,100)
75,000	Euro	04/03/13	98,111	(1,970)
86,000	Euro	04/03/13	112,145	(1,904)

See Notes to Financial Statements.                                   19

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
24,000	Euro	04/03/13	$31,305	$(540)
83,000	Euro	04/03/13	107,718	(1,323)
110,000	Euro	04/03/13	143,384	(2,377)
(615,000)	Euro	04/03/13	(800,692)	12,338
(40,000)	Euro	04/03/13	(52,109)	834
(63,000)	Euro	04/03/13	(82,591)	1,833
108,000	Euro	04/03/13	140,542	(2,099)
(68,000)	Euro	04/03/13	(86,910)	(258)
63,000	Euro	04/03/13	80,527	231
(168,000)	Euro	04/03/13	(219,977)	4,622
(9,000)	Euro	04/03/13	(11,503)	(34)
421,000	Euro	04/03/13	549,354	(9,685)
(47,000)	Euro	04/03/13	(61,050)	802
(248,000)	Euro	04/03/13	(316,976)	(930)
(244,000)	Euro	04/03/13	(317,072)	4,294
(90,000)	Euro	04/03/13	(116,944)	1,575
(90,000)	Euro	04/03/13	(115,031)	(338)
(181,000)	Pounds Sterling	04/03/13	(273,393)	(1,623)
(264,000)	Pounds Sterling	04/03/13	(394,024)	(7,104)
(27,000)	Pounds Sterling	04/03/13	(40,806)	(219)
266,000	Pounds Sterling	04/03/13	404,092	75
173,000	Pounds Sterling	04/03/13	258,696	4,165
264,000	Pounds Sterling	04/03/13	399,142	1,986
(20,000)	Pounds Sterling	04/03/13	(29,853)	(536)
(12,000)	Pounds Sterling	04/03/13	(18,193)	(40)
124,000	Pounds Sterling	04/03/13	186,712	1,696
74,000	Pounds Sterling	04/03/13	112,139	298
(42,000)	Pounds Sterling	04/03/13	(63,116)	(700)
(220,000)	Pounds Sterling	04/03/13	(332,589)	(1,684)
(42,000)	Pounds Sterling	04/03/13	(62,504)	(1,312)
(83,000)	Pounds Sterling	04/03/13	(124,627)	(1,486)
157,000	Pounds Sterling	04/03/13	237,364	1,186
(318,000)	Pounds Sterling	04/03/13	(480,746)	(2,431)
151,000	Pounds Sterling	04/03/13	228,861	573
(4,879,000)	Japanese Yen	04/03/13	(52,299)	469
(73,497,000)	Japanese Yen	04/03/13	(777,884)	(2,893)
(12,322,000)	Japanese Yen	04/03/13	(131,706)	806
24,600,000	Japanese Yen	04/03/13	260,378	954
(3,848,000)	Japanese Yen	04/03/13	(40,048)	(830)
4,879,000	Japanese Yen	04/03/13	51,643	188
(13,235,000)	Japanese Yen	04/03/13	(142,835)	2,237
21,774,000	Japanese Yen	04/03/13	235,768	(4,457)
13,222,000	Japanese Yen	04/03/13	137,697	2,764
(61,988,000)	Japanese Yen	04/03/13	(671,303)	12,788
60,275,000	Japanese Yen	04/03/13	652,869	(12,552)
6,517,000	Japanese Yen	04/03/13	67,786	1,445
(24,600,000)	Japanese Yen	04/03/13	(266,360)	5,028
7,714,000	Japanese Yen	04/03/13	81,648	300
38,177,000	Japanese Yen	04/03/13	418,030	(12,467)
9,369,000	Japanese Yen	04/03/13	100,286	(756)
14,500,000	Japanese Yen	04/03/13	150,964	3,073
(3,158,000)	Japanese Yen	04/03/13	(33,425)	(124)
(3,500,000)	Japanese Yen	04/03/13	(37,207)	25
(359,000)	Norwegian Krone	04/03/13	(62,259)	802
(133,000)	Norwegian Krone	04/03/13	(23,091)	322
(5,137,000)	Norwegian Krone	04/03/13	(876,759)	(2,647)
(645,000)	Norwegian Krone	04/03/13	(112,239)	1,821
(302,000)	Norwegian Krone	04/03/13	(52,681)	982
3,342,000	Norwegian Krone	04/03/13	570,582	1,537
872,000	Norwegian Krone	04/03/13	152,399	(3,120)
(309,000)	Norwegian Krone	04/03/13	(54,149)	1,251
461,000	Norwegian Krone	04/03/13	80,778	(1,859)
3,840,000	Norwegian Krone	04/03/13	670,606	(13,234)
147,000	Norwegian Krone	04/03/13	25,588	(423)

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(4,497,000)	Norwegian Krone	04/03/13	$(786,367)	$16,522
133,000	Norwegian Krone	04/03/13	22,706	62
42,000	Norwegian Krone	04/03/13	7,326	(136)
926,000	Norwegian Krone	04/03/13	161,592	(3,069)
93,000	Norwegian Krone	04/03/13	16,227	(306)
1,526,000	Norwegian Krone	04/03/13	267,491	(6,255)
51,000	New Zealand Dollar	04/03/13	42,606	57
(96,000)	New Zealand Dollar	04/03/13	(79,005)	(1,302)
(105,000)	New Zealand Dollar	04/03/13	(87,709)	(127)
322,000	New Zealand Dollar	04/03/13	268,995	369
18,000	New Zealand Dollar	04/03/13	14,863	194
(21,000)	New Zealand Dollar	04/03/13	(17,255)	(313)
268,000	New Zealand Dollar	04/03/13	221,028	3,163
(481,000)	New Zealand Dollar	04/03/13	(402,040)	(333)
195,000	New Zealand Dollar	04/03/13	161,331	1,793
174,000	New Zealand Dollar	04/03/13	142,800	2,757
(322,000)	New Zealand Dollar	04/03/13	(265,960)	(3,403)
75,000	New Zealand Dollar	04/03/13	62,203	537
(140,000)	New Zealand Dollar	04/03/13	(115,358)	(1,757)
(450,000)	New Zealand Dollar	04/03/13	(369,833)	(6,607)
34,000	New Zealand Dollar	04/03/13	27,978	465
(4,000)	New Zealand Dollar	04/03/13	(3,275)	(71)
386,000	New Zealand Dollar	04/03/13	318,506	4,396
96,000	New Zealand Dollar	04/03/13	80,196	111
587,000	Swedish Krona	04/03/13	90,777	(705)
1,693,000	Swedish Krona	04/03/13	262,853	(3,070)
1,809,000	Swedish Krona	04/03/13	277,716	(134)
(3,140,000)	Swedish Krona	04/03/13	(481,881)	62
442,000	Swedish Krona	04/03/13	67,848	(25)
898,000	Swedish Krona	04/03/13	137,835	(41)
(442,000)	Swedish Krona	04/03/13	(68,507)	684
860,000	Swedish Krona	04/03/13	133,318	(1,355)
(1,809,000)	Swedish Krona	04/03/13	(280,715)	3,133
(898,000)	Swedish Krona	04/03/13	(137,806)	13
(955,000)	Swedish Krona	04/03/13	(148,136)	1,596
553,000	Swedish Krona	04/03/13	86,553	(1,697)
(900,000)	Swedish Krona	04/03/13	(139,321)	1,221
(1,452,000)	Swedish Krona	04/03/13	(227,044)	4,242
898,000	Swedish Krona	04/03/13	139,545	(1,751)
(726,000)	Swedish Krona	04/03/13	(113,710)	2,309
2,101,000	Swedish Krona	04/03/13	326,986	(4,597)
(356,000)	Swedish Krona	04/03/13	(55,408)	782
(149,000)	Swedish Krona	04/03/13	(23,121)	258
396,000	Swedish Krona	04/03/13	61,767	(1,003)
590,000	Swedish Krona	04/03/13	92,031	(1,499)
(172,000)	Singapore Dollar	04/03/13	(137,616)	(1,056)
(49,000)	Singapore Dollar	04/03/13	(39,327)	(178)
(330,000)	Singapore Dollar	04/03/13	(264,886)	(1,170)
(353,000)	Singapore Dollar	04/03/13	(283,229)	(1,370)
139,000	Singapore Dollar	04/03/13	111,337	729
180,000	Singapore Dollar	04/03/13	144,209	913
(197,000)	Singapore Dollar	04/03/13	(157,770)	(1,058)
(103,000)	Singapore Dollar	04/03/13	(82,527)	(515)
(151,000)	Singapore Dollar	04/03/13	(121,915)	175
345,000	Singapore Dollar	04/03/13	276,931	1,218
(170,000)	Singapore Dollar	04/03/13	(137,422)	363
629,000	Singapore Dollar	04/03/13	506,148	970
(294,000)	Singapore Dollar	04/03/13	(237,667)	636
(105,000)	Singapore Dollar	04/03/13	(84,466)	(188)
277,000	Singapore Dollar	04/03/13	223,512	(187)
(107,000)	Singapore Dollar	04/03/13	(86,265)	(2)
(39,000)	Singapore Dollar	04/03/13	(31,525)	82
399,000	Singapore Dollar	04/03/13	322,577	(891)
(217,000)	Singapore Dollar	04/03/13	(174,158)	(794)

See Notes to Financial Statements.                                   20

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
367,000	Singapore Dollar	04/03/13	$295,250	$636
(49,000)	Singapore Dollar	04/03/13	(39,571)	66
130,000	Australian Dollar	04/18/13	135,803	(635)
(85,000)	Australian Dollar	04/18/13	(88,640)	260
215,000	Australian Dollar	04/18/13	224,319	(771)
(80,000)	Australian Dollar	04/18/13	(83,268)	88
(320,000)	Australian Dollar	04/18/13	(334,733)	2,010
130,000	Australian Dollar	04/18/13	135,701	(532)
(130,000)	Australian Dollar	04/18/13	(135,575)	406
192,000	Australian Dollar	04/18/13	199,053	581
167,000	Australian Dollar	04/18/13	172,735	904
200,000	Australian Dollar	04/18/13	207,520	431
143,000	Australian Dollar	04/18/13	148,042	644
15,000	Australian Dollar	04/18/13	15,530	67
33,000	Canadian Dollars	04/18/13	32,274	199
(50,000)	Canadian Dollars	04/18/13	(48,842)	(359)
677,000	Canadian Dollars	04/18/13	658,759	7,422
110,000	Canadian Dollars	04/18/13	107,281	961
(75,000)	Canadian Dollars	04/18/13	(73,042)	(760)
(25,000)	Canadian Dollars	04/18/13	(24,374)	(226)
(60,000)	Canadian Dollars	04/18/13	(58,371)	(670)
50,000	Canadian Dollars	04/18/13	48,865	336
85,000	Canadian Dollars	04/18/13	83,310	332
(50,000)	Canadian Dollars	04/18/13	(48,935)	(266)
68,000	Canadian Dollars	04/18/13	66,480	433
(90,000)	Canadian Dollars	04/18/13	(87,819)	(743)
495,000	Swiss Franc	04/18/13	523,004	(1,448)
(31,000)	Swiss Franc	04/18/13	(32,869)	206
(500,000)	Swiss Franc	04/18/13	(528,203)	1,379
50,000	Swiss Franc	04/18/13	52,702	(20)
(50,000)	Swiss Franc	04/18/13	(52,964)	281
(140,000)	Swiss Franc	04/18/13	(147,619)	108
(126,000)	Swiss Franc	04/18/13	(133,055)	295
400,000	Swiss Franc	04/18/13	424,132	(2,673)
39,000	Swiss Franc	04/18/13	41,291	(198)
130,000	Swiss Franc	04/18/13	138,361	(1,387)
(265,000)	Swiss Franc	04/18/13	(280,745)	1,528
(130,000)	Swiss Franc	04/18/13	(137,654)	680
(184,000)	Swiss Franc	04/18/13	(193,352)	(519)
(265,000)	Swiss Franc	04/18/13	(279,785)	568
(314,000)	Euro	04/18/13	(407,113)	4,564
(285,000)	Euro	04/18/13	(368,734)	3,363
100,000	Euro	04/18/13	129,857	(1,657)
803,000	Euro	04/18/13	1,041,770	(12,324)
15,000	Euro	04/18/13	19,509	(279)
221,000	Euro	04/18/13	286,135	(2,813)
435,000	Euro	04/18/13	560,736	(3,066)
165,000	Euro	04/18/13	213,683	(2,153)
330,000	Euro	04/18/13	424,258	(1,197)
(325,000)	Euro	04/18/13	(419,861)	3,211
(195,000)	Euro	04/18/13	(252,302)	2,312
330,000	Euro	04/18/13	424,166	(1,105)
390,000	Euro	04/18/13	503,260	(3,279)
(100,000)	Euro	04/18/13	(128,591)	391
(870,000)	Euro	04/18/13	(1,118,440)	3,099
(68,000)	Pounds Sterling	04/18/13	(102,771)	(541)
(682,000)	Pounds Sterling	04/18/13	(1,025,565)	(10,598)
275,000	Pounds Sterling	04/18/13	417,255	553
185,000	Pounds Sterling	04/18/13	280,735	335
(90,000)	Pounds Sterling	04/18/13	(136,639)	(98)
(95,000)	Pounds Sterling	04/18/13	(144,710)	376
95,000	Pounds Sterling	04/18/13	144,196	137
94,000	Pounds Sterling	04/18/13	141,930	884
70,000	Pounds Sterling	04/18/13	105,779	572

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(190,000)	Pounds Sterling	04/18/13	$(287,771)	$(896)
(90,000)	Pounds Sterling	04/18/13	(136,676)	(61)
275,000	Pounds Sterling	04/18/13	417,532	276
99,000	Pounds Sterling	04/18/13	149,240	1,170
94,000	Pounds Sterling	04/18/13	140,693	2,121
14,000,000	Japanese Yen	04/18/13	147,893	847
13,300,000	Japanese Yen	04/18/13	141,671	(368)
(25,700,000)	Japanese Yen	04/18/13	(273,321)	277
(4,871,000)	Japanese Yen	04/18/13	(51,297)	(454)
(200,000)	Japanese Yen	04/18/13	(2,082)	(43)
(14,080,000)	Japanese Yen	04/18/13	(146,106)	(3,484)
(28,000,000)	Japanese Yen	04/18/13	(293,405)	(4,075)
27,000,000	Japanese Yen	04/18/13	283,502	3,353
(120,279,000)	Japanese Yen	04/18/13	(1,250,918)	(26,959)
(20,000,000)	Japanese Yen	04/18/13	(209,824)	(2,662)
14,135,000	Japanese Yen	04/18/13	147,088	3,086
(469,000)	Norwegian Krone	04/18/13	(80,529)	288
(1,630,000)	Norwegian Krone	04/18/13	(278,596)	(280)
(1,630,000)	Norwegian Krone	04/18/13	(279,494)	619
115,000	Norwegian Krone	04/18/13	19,812	(136)
(2,150,000)	Norwegian Krone	04/18/13	(367,634)	(208)
1,640,000	Norwegian Krone	04/18/13	281,035	(449)
1,140,000	Norwegian Krone	04/18/13	195,340	(298)
2,150,000	Norwegian Krone	04/18/13	367,851	(9)
644,000	Norwegian Krone	04/18/13	110,995	(814)
810,000	Norwegian Krone	04/18/13	138,530	52
(370,000)	Norwegian Krone	04/18/13	(63,369)	66
(2,722,000)	Norwegian Krone	04/18/13	(469,837)	4,132
(265,000)	New Zealand Dollar	04/18/13	(221,141)	(320)
80,000	New Zealand Dollar	04/18/13	65,844	1,012
290,000	New Zealand Dollar	04/18/13	238,901	3,454
258,000	New Zealand Dollar	04/18/13	211,737	3,875
305,000	New Zealand Dollar	04/18/13	254,806	83
(100,000)	New Zealand Dollar	04/18/13	(81,899)	(1,672)
265,000	New Zealand Dollar	04/18/13	221,052	410
(170,000)	New Zealand Dollar	04/18/13	(139,587)	(2,483)
(235,000)	New Zealand Dollar	04/18/13	(195,036)	(1,355)
(70,000)	New Zealand Dollar	04/18/13	(58,164)	(336)
330,000	New Zealand Dollar	04/18/13	274,542	1,240
35,000	New Zealand Dollar	04/18/13	28,804	446
(180,000)	Swedish Krona	04/18/13	(27,777)	166
2,366,000	Swedish Krona	04/18/13	367,069	(4,138)
(154,000)	Swedish Krona	04/18/13	(23,897)	274
2,000,000	Swedish Krona	04/18/13	307,961	(1,172)
(515,000)	Swedish Krona	04/18/13	(79,835)	836
540,000	Swedish Krona	04/18/13	83,545	(712)
(900,000)	Swedish Krona	04/18/13	(139,212)	1,157
(704,000)	Swedish Krona	04/18/13	(108,671)	681
(1,522,000)	Swedish Krona	04/18/13	(236,350)	2,883
1,820,000	Swedish Krona	04/18/13	278,948	231
1,820,000	Swedish Krona	04/18/13	278,917	261
(930,000)	Swedish Krona	04/18/13	(143,000)	343
915,000	Swedish Krona	04/18/13	140,269	87
(910,000)	Swedish Krona	04/18/13	(139,514)	(75)
(1,820,000)	Swedish Krona	04/18/13	(279,964)	786
180,000	Singapore Dollar	04/18/13	144,637	489
(170,000)	Singapore Dollar	04/18/13	(136,086)	(977)
(170,000)	Singapore Dollar	04/18/13	(136,065)	(999)
(350,000)	Singapore Dollar	04/18/13	(281,958)	(231)
(175,000)	Singapore Dollar	04/18/13	(139,864)	(1,231)
515,000	Singapore Dollar	04/18/13	414,142	1,080
175,000	Singapore Dollar	04/18/13	140,242	852
(174,000)	Singapore Dollar	04/18/13	(139,270)	(1,019)
36,000	Singapore Dollar	04/18/13	28,783	242

See Notes to Financial Statements.                                   21

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
170,000	Singapore Dollar	04/18/13	$135,834	$1,229
(105,000)	Singapore Dollar	04/18/13	(83,925)	(732)
683,000	Singapore Dollar	04/18/13	546,730	3,943
(211,000)	Singapore Dollar	04/18/13	(168,611)	(1,509)
(280,000)	Singapore Dollar	04/18/13	(223,846)	(1,905)
(525,000)	Singapore Dollar	04/18/13	(420,229)	(3,055)
20,000	Singapore Dollar	04/18/13	16,001	124
750,000	Singapore Dollar	04/18/13	600,603	4,088
(65,000)	Australian Dollar	05/02/13	(67,747)	234
(70,000)	Australian Dollar	05/02/13	(72,736)	29
(131,000)	Australian Dollar	05/02/13	(136,078)	13
(446,000)	Australian Dollar	05/02/13	(464,279)	1,034
(65,000)	Australian Dollar	05/02/13	(67,671)	158
(99,000)	Canadian Dollars	05/02/13	(97,286)	(102)
(232,000)	Canadian Dollars	05/02/13	(227,981)	(242)
(70,000)	Canadian Dollars	05/02/13	(68,801)	(59)
280,000	Canadian Dollars	05/02/13	275,265	176
(140,000)	Swiss Franc	05/02/13	(146,876)	(661)
80,000	Swiss Franc	05/02/13	83,871	436
220,000	Swiss Franc	05/02/13	231,751	93
110,000	Swiss Franc	05/02/13	116,009	(87)
(487,000)	Swiss Franc	05/02/13	(510,908)	(2,309)
110,000	Euro	05/02/13	140,534	499
130,000	Euro	05/02/13	166,779	(103)
406,000	Euro	05/02/13	521,244	(703)

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(263,000)	Euro	05/02/13	$(336,203)	$(995)
117,000	Pounds Sterling	05/02/13	176,858	886
16,682,000	Japanese Yen	05/02/13	177,116	135
(9,100,000)	Japanese Yen	05/02/13	(96,749)	59
(13,800,000)	Japanese Yen	05/02/13	(146,148)	(481)
39,462,000	Japanese Yen	05/02/13	417,749	1,546
(80,000)	Norwegian Krone	05/02/13	(13,644)	(35)
1,662,000	Norwegian Krone	05/02/13	283,374	818
(1,240,000)	Norwegian Krone	05/02/13	(211,630)	(403)
(257,000)	Norwegian Krone	05/02/13	(43,852)	(94)
165,000	New Zealand Dollar	05/02/13	137,763	(1)
117,000	New Zealand Dollar	05/02/13	97,556	130
(90,000)	New Zealand Dollar	05/02/13	(75,062)	(81)
(80,000)	New Zealand Dollar	05/02/13	(66,857)	63
(881,000)	Swedish Krona	05/02/13	(135,107)	8
(920,000)	Swedish Krona	05/02/13	(140,948)	(132)
(1,800,000)	Swedish Krona	05/02/13	(276,643)	618
889,000	Swedish Krona	05/02/13	136,365	(39)
(891,000)	Singapore Dollar	05/02/13	(716,780)	(1,617)
(94,000)	Singapore Dollar	05/02/13	(75,724)	(67)
435,000	Singapore Dollar	05/02/13	349,629	1,103
(170,000)	Singapore Dollar	05/02/13	(137,093)	25
350,000	Singapore Dollar	05/02/13	281,657	541

				$(47,148)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Investment Companies	$2,723,970	$-	$-	$2,723,970
Total Investments At Value	$2,723,970	$-	$-	$2,723,970
Other Financial Instruments**
Forward Currency Contracts		269,718	-	269,718
Futures	633	-	-	633
Total Assets	$2,724,603	$269,718	$-	$2,994,321

Liabilities
Other Financial Instruments**	-		-
Forward Currency Contracts	-	(316,866)	-	(316,866)
Total Assets	$-	$(316,866)	$-	$(316,866)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2013.

AFA
PORTFOLIO HOLDINGS
% of Net Assets
Exchange Traded Product	97.1%
Net Unrealized Loss on Forward Currency Contracts	(1.7)%
Other Asset and Liabilities, Net	4.6%

100.0%
AFA

See Notes to Financial Statements.                                   22

STATEMENTS OF ASSETS AND LIABILITIES                                                                MARCH 31, 2013

	MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
ASSETS
Total investments, at value (Cost $496,913,858, $57,513,374, $16,122,501 and $2,211,439, respectively)	$498,396,152	$57,472,240	$15,885,328	$2,723,970
Deposits with brokers	165,154	-	-	3,864
Cash	5,093,907	898,099	1,009,697	102,105
Foreign currency (Cost $33,906,696, $160,909, $57,406 and $0, respectively)	34,481,723	161,907	57,818	-
Receivables:
Fund shares sold	2,478,185	5,750	28,888	1,445
Investment securities sold	24,352,993	-	-	31,298
Dividends and interest	4,236,633	68,782	171,553	12,211
From investment adviser	-	-	-	3,111
Variation margin	-	-	-	300
Unrealized gain on forward currency contracts	144,330	152,058	1,667,622	269,718
Total Assets	569,349,077	58,758,836	18,820,906	3,148,022

LIABILITIES
Unrealized loss on forward currency contracts	689,673	263,509	1,947,309	316,866
Payables:
Investment securities purchased	27,003,564	-	-	-
Fund shares redeemed	802,761	101,504	8,848	25,000
Variation margin	28,750	-	-	-
Accrued Liabilities:
Investment adviser fees	436,020	44,481	8,763	-
Distribution fees	98,787	8,097	2,296	170
Other expenses	23,009	2,514	713	781
Total Liabilities	29,082,564	420,105	1,967,929	342,817

NET ASSETS	$540,266,513	$58,338,731	$16,852,977	$2,805,205

COMPONENTS OF NET ASSETS
Paid-in capital	$534,288,853	$58,478,785	$17,098,007	$2,294,009
Undistributed net investment income	568,666	11,600	272,608	45,904
Accumulated net realized gain (loss)	3,832,339	(23)	-	(724)
Net unrealized appreciation (depreciation)	1,576,655	(151,631)	(517,638)	466,016
NET ASSETS	$540,266,513	$58,338,731	$16,852,977	$2,805,205

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	39,012,468	3,949,476	1,169,784	61,876
Institutional Shares	6,320,570	2,160,700	663,999	153,914

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $464,719,753, $37,654,786, $10,733,088 and $802,172, respectively)	$11.91	$9.53	$9.18	$12.96
Institutional Shares (based on net assets of $75,546,760, $20,683,945, $6,119,889 and $2,003,033, respectively)	$11.95	$9.57	$9.22	$13.01

See Notes to Financial Statements.                                   23

STATEMENTS OF OPERATIONS                                                                    MARCH 31, 2013

	MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
INVESTMENT INCOME
Dividend income	$-	$-	$-	$48,528
Interest income (Net of foreign withholding taxes of $435,001, $11,529, $3,402 and $0, respectively)	5,238,728	212,350	62,261	15
Total Investment Income	5,238,728	212,350	62,261	48,543
Adviser
EXPENSES
Investment adviser fees	5,298,565	712,510	186,073	15,970
Non 12b-1 shareholder servicing fees:
Investor Shares	226,665	23,083	6,539	-
Institutional Shares	38,262	12,543	2,764	-
Distribution fees:
Investor Shares	1,133,330	115,414	32,692	1,203
Operating expenses	-	-	-	7,319
Total Expenses	6,696,822	863,550	228,068	24,492

NET INVESTMENT INCOME (LOSS)	(1,458,094)	(651,200)	(165,807)	24,051

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,323,436	(115,849)	(77,115)	(9,456)
Foreign currency transactions	5,947,007	1,206,200	(20,407)	34,364
Futures	(224,822)	-	-	11,940
Net realized gain (loss)	9,045,621	1,090,351	(97,522)	36,848
Net change in unrealized appreciation (depreciation) on:
Investments	(9,752,583)	(25,621)	(233,317)	246,704
Foreign currency translations	75,898	(433,612)	(422,237)	(59,770)
Futures	(1,350)	-	-	(2,575)
Net change in unrealized appreciation (depreciation)	(9,678,035)	(459,233)	(655,554)	184,359
NET REALIZED AND UNREALIZED GAIN (LOSS)	(632,414)	631,118	(753,076)	221,207
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(2,090,508)	$(20,082)	$(918,883)	$245,258

See Notes to Financial Statements.                                   24

STATEMENTS OF CHANGES IN NET ASSETS                                                               MARCH 31, 2013

MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND
For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
OPERATIONS
Net investment income (loss)	$(1,458,094)	$238,737	$(651,200)	$(1,179,499)
Net realized gain (loss)	9,045,621	98,954	1,090,351	(690,223)
Net change in unrealized appreciation (depreciation)	(9,678,035)	(21,733,507)	(459,233)	177,713
Decrease in Net Assets Resulting from Operations	(2,090,508)	(21,395,816)	(20,082)	(1,692,009)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	(5,725,313)	-	(894,324)
Institutional Shares	-	(1,577,232)	-	(228,002)
Net realized gain:
Investor Shares	(4,364,804)	(7,233,266)	-	-
Institutional Shares	(711,759)	(1,675,716)	-	-
Total Distributions to Shareholders	(5,076,563)	(16,211,527)	-	(1,122,326)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	179,258,415	439,231,868	6,762,643	26,643,648
Institutional Shares	32,019,828	90,170,772	1,917,315	18,405,436
Reinvestment of distributions:
Investor Shares	4,103,634	12,088,848	-	817,516
Institutional Shares	697,874	2,303,429	-	225,453
Redemption of shares:
2	Investor Shares	(180,720,767)	(330,818,037)	(33,691,058)	(43,228,365)
4	Institutional Shares	(39,110,345)	(97,351,743)	(11,200,619)	(11,024,436)
Increase (Decrease) in Net Assets from Capital Share Transactions	(3,751,361)	115,625,137	(36,211,719)	(8,160,748)
Increase (Decrease) in Net Assets	(10,918,432)	78,017,794	(36,231,801)	(10,975,083)

NET ASSETS
Beginning of Year	551,184,945	473,167,151	94,570,532	105,545,615
End of Year (Including line (a))	$540,266,513	$551,184,945	$58,338,731	$94,570,532

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	14,931,081	34,560,188	707,386	2,734,941
Institutional Shares	2,665,138	7,165,154	201,881	1,910,460
Reinvestment of distributions:
Investor Shares	339,143	1,015,036	-	84,141
Institutional Shares	57,485	193,631	-	23,243
Redemption of shares:
Investor Shares	(15,141,221)	(26,755,965)	(3,547,941)	(4,519,375)
Institutional Shares	(3,294,393)	(8,004,573)	(1,176,461)	(1,143,555)
Increase (Decrease) in Shares	(442,767)	8,173,471	(3,815,135)	(910,145)

(a)	Undistributed (distributions in excess of) net investment income.	$568,666	$(12,409,153)	$11,600	$(1,349,918)

See Notes to Financial Statements.                                   25

STATEMENTS OF CHANGES IN NET ASSETS                                                                MARCH 31, 2013

MERK ABSOLUTE RETURN CURRENCY FUND	MERK CURRENCY ENHANCED U.S. EQUITY FUND
For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	September 12, 2011* through March 31, 2012
OPERATIONS
Net investment income (loss)	$(165,807)	$(346,759)	$24,051	$13,438
Net realized gain (loss)	(97,522)	(2,719,496)	36,848	42,952
Net change in unrealized appreciation (depreciation)	(655,554)	328,652	184,359	281,657
Increase (Decrease) in Net Assets Resulting from Operations	(918,883)	(2,737,603)	245,258	338,047

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	(362,095)	(2,999)	(2,764)
Institutional Shares	-	(85,428)	(13,465)	(10,811)
Net realized gain:
Investor Shares	-	-	(4,372)	(1,865)
Institutional Shares	-	-	(19,186)	(16,830)
Total Distributions to Shareholders	-	(447,523)	(40,022)	(32,270)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	3,383,187	12,793,009	655,310	444,054
Institutional Shares	2,337,123	3,597,299	-	1,500,000
Reinvestment of distributions:
Investor Shares	-	344,360	6,099	4,066
Institutional Shares	-	71,172	32,650	27,641
Redemption of shares:
2	Investor Shares	(11,526,866)	(15,471,498)	(365,858)	(9,770)
4	Institutional Shares	(1,661,463)	(2,291,063)	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	(7,468,019)	(956,721)	328,201	1,965,991
Increase (Decrease) in Net Assets	(8,386,902)	(4,141,847)	533,437	2,271,768

NET ASSETS
Beginning of Year	25,239,879	29,381,726	2,271,768	-
End of Year (Including line (a))	$16,852,977	$25,239,879	$2,805,205	$2,271,768

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	376,588	1,293,230	54,269	40,471
Institutional Shares	260,260	364,580	-	148,309
Reinvestment of distributions:
Investor Shares	-	34,960	560	373
Institutional Shares	-	7,226	3,015	2,590
Redemption of shares:
Investor Shares	(1,305,387)	(1,621,091)	(32,806)	(991)
Institutional Shares	(190,340)	(246,097)	-	-
Increase (Decrease) in Shares	(858,879)	(167,192)	25,038	190,752

(a)	Undistributed (distributions in excess of) net investment income.	$272,608	$(141,772)	$45,904	$3,841
*	Commencement of operations.

See Notes to Financial Statements.                                   26

FINANCIAL HIGHLIGHTS                                                                      MARCH 31, 2013

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,
MERK HARD CURRENCY FUND	2013	2012	2011	2010	2009
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$12.04	$12.58	$11.75	$10.42	$12.16
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.04)	— (b)	0.01	(0.01)	0.15
Net realized and unrealized gain (loss)	0.02 (c)	(0.22)	1.07	1.55	(1.71)
Total from Investment Operations	(0.02)	(0.22)	1.08	1.54	(1.56)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.15)	(0.12)	(0.14)	(0.10)
Net realized gain	(0.11)	(0.17)	(0.13)	(0.07)	(0.08)
Total Distributions to Shareholders	(0.11)	(0.32)	(0.25)	(0.21)	(0.18)
NET ASSET VALUE, End of Year	$11.91	$12.04	$12.58	$11.75	$10.42
TOTAL RETURN	(0.15)%	(1.68)%	9.39%	14.70%	(13.01)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$464,720	$468,130	$378,289	$437,387	$268,097
Ratios to Average Net Assets:
Net investment income (loss)	(0.30)%	(0.01)%	0.09%	(0.12)%	1.36%
Net expense	1.30%	1.30%	1.30%	1.30%	1.31%
Gross expense	1.30%	1.30%	1.30%	1.30%	1.32	%(d)
PORTFOLIO TURNOVER RATE (e)	56%	94%	49%	15%	27%

	For the Years Ended March 31,		April 1, 2010 (f) through
	2013	2012	March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$12.05	$12.59	$11.81
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.02)	0.03	0.05
Net realized and unrealized gain (loss)	0.03 (c)	(0.23)	1.01
Total from Investment Operations	0.01	(0.20)	1.06
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.17)	(0.15)
Net realized gain	(0.11)	(0.17)	(0.13)
Total Distributions to Shareholders	(0.11)	(0.34)	(0.28)
NET ASSET VALUE, End of Period	$11.95	$12.05	$12.59
TOTAL RETURN	0.10%	(1.49)%	9.21	%(g)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$75,547	$83,055	$94,878
Ratios to Average Net Assets:
Net investment income (loss)	(0.15)%	0.26%	0.35	%(h)
Net expense	1.05%	1.05%	1.05	%(h)
Gross expense	1.05%	1.05%	1.05	%(h)
PORTFOLIO TURNOVER RATE (e)	56%	94%	49	%(g)

(a)		Calculated based on average shares outstanding during each year.
(b)		Less than $0.01 per share.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(d)		Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)		The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)		Commencement of operations.
(g)		Not Annualized.
(h)		Annualized.

See Notes to Financial Statements.                                   27

FINANCIAL HIGHLIGHTS                                                                    MARCH 31, 2013

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,				April 1, 2008 (a) through
MERK ASIAN CURRENCY FUND	2013	2012	2011	2010	March 31, 2009
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.52	$9.74	$9.63	$9.53	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.10)	(0.11)	(0.11)	(0.10)	0.01
Net realized and unrealized gain (loss)	0.11	(0.01)	0.37	0.24	(0.48)
Total from Investment Operations	0.01	(0.12)	0.26	0.14	(0.47)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.10)	(0.15)	(0.04)	—
Net realized gain	—	—	— (c)	— (c)	—
Total Distributions	—	(0.10)	(0.15)	(0.04)	—
NET ASSET VALUE, End of Period	$9.53	$9.52	$9.74	$9.63	$9.53
TOTAL RETURN	0.11%	(1.28)%	2.74%	1.51%	(4.70	)%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$37,655	$64,667	$82,711	$74,473	$47,810
Ratios to Average Net Assets:
Net investment income (loss)	(1.00)%	(1.18)%	(1.12)%	(1.03)%	0.16	%(e)
Net expense	1.30%	1.30%	1.30%	1.30%	1.30	%(e)
Gross expense	1.30%	1.30%	1.30%	1.30%	1.30	%(e)
PORTFOLIO TURNOVER RATE (f)	0%	0%	0%	0%	0	%(d)

	For the Years Ended March 31,		April 1, 2010 (a) through
	2013	2012	March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.54	$9.74	$9.63
INVESTMENT OPERATIONS
Net investment loss (b)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	0.10	(0.01)	0.37
Total from Investment Operations	0.03	(0.10)	0.29
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.10)	(0.18)
Net realized gain	—	—	—	(c)
Total Distributions	—	(0.10)	(0.18)
NET ASSET VALUE, End of Period	$9.57	$9.54	$9.74
TOTAL RETURN	0.31%	(1.01)%	3.00	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$20,684	$29,904	$22,835
Ratios to Average Net Assets:
Net investment loss	(0.75)%	(0.94)%	(0.86	)%(e)
Net expense	1.05%	1.05%	1.05	%(e)
Gross expense	1.05%	1.05%	1.05	%(e)
PORTFOLIO TURNOVER RATE (f)	0%	0%	0	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.                                   28

FINANCIAL HIGHLIGHTS                                                                                            MARCH 31, 2013

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended March 31,			September 9, 2009 (a) through
MERK ABSOLUTE RETURN CURRENCY FUND	2013	2012	2011	March 31, 2010
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.37	$10.27	$9.77	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.09)	(0.11)	(0.11)		(0.06)
Net realized and unrealized gain (loss)	(0.10)	(0.66)	0.75		(0.17)
Total from Investment Operations	(0.19)	(0.77)	0.64		(0.23)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.13)	(0.14)	—
Net realized gain	—	—	— (c)	—
Total Distributions to Shareholders	—	(0.13)	(0.14)	—
NET ASSET VALUE, End of Period	$9.18	$9.37	$10.27	$9.77
TOTAL RETURN	(2.03)%	(7.57)%	6.52%	(2.30	)%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$10,733	$19,662	$24,568	$22,543
Ratios to Average Net Assets:
Net investment loss	(0.98)%	(1.18)%	(1.11)%	(1.16	)%(e)
Net expense	1.30%	1.30%	1.30%	1.30	%(e)
Gross expense	1.30%	1.30%	1.30%	1.30	%(e)
PORTFOLIO TURNOVER RATE (f)	0%	0%	0%	0	%(d)

	For the Years Ended March 31,		April 1, 2010 (a) through
	2013	2012	March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.39	$10.28	$9.82
INVESTMENT OPERATIONS
Net investment loss (b)	(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	(0.11)	(0.67)	0.71
Total from Investment Operations	(0.17)	(0.76)	0.62
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.13)	(0.16)
Net realized gain	—	—	—	(c)
Total Distributions to Shareholders	—	(0.13)	(0.16)
NET ASSET VALUE, End of Period	$9.22	$9.39	$10.28
TOTAL RETURN	(1.81)%	(7.41)%	6.33	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$6,120	$5,578	$4,813
Ratios to Average Net Assets:
Net investment loss	(0.67)%	(0.94)%	(0.86	)%(e)
Net expense	1.05%	1.05%	1.05	%(e)
Gross expense	1.05%	1.05%	1.05	%(e)
PORTFOLIO TURNOVER RATE (f)	0%	0%	0	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.                                   29

FINANCIAL HIGHLIGHTS                                                                                            MARCH 31, 2013

These financial highlights reflect selected data for a share outstanding throughout each period.
MERK CURRENCY ENHANCED U.S. EQUITY FUND	For the Year Ended March 31, 2013	September 12, 2011 (a) through March 31, 2012
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.89	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.10	0.07
Net realized and unrealized gain	1.18	2.00
Total from Investment Operations	1.28	2.07
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)	(0.07)
Net realized gain	(0.13)	(0.11)
Total Distributions to Shareholders	(0.21)	(0.18)
NET ASSET VALUE, End of Period	$12.96	$11.89
TOTAL RETURN	11.09%	20.99	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$802	$474
Ratios to Average Net Assets (d):
Net investment income (e)	0.88%	1.26	%(f)
Net expense	1.30%	1.30	%(f)
Gross expense	1.30%	1.30	%(f)
PORTFOLIO TURNOVER RATE	20%	0	%(c)
	For the Year Ended March 31, 2013	September 12, 2011 (a) through March 31, 2012
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.91	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.13	0.09
Net realized and unrealized gain	1.19	2.00
Total from Investment Operations	1.32	2.09
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)	(0.07)
Net realized gain	(0.13)	(0.11)
Total Distributions to Shareholders	(0.22)	(0.18)
NET ASSET VALUE, End of Period	$13.01	$11.91
TOTAL RETURN	11.42%	21.28	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$2,003	$1,798
Ratios to Average Net Assets (d) :
Net investment income (e)	1.14%	1.58	%(f)
Net expense	1.05%	1.05	%(f)
Gross expense	1.05%	1.05	%(f)
PORTFOLIO TURNOVER RATE	20%	0	%(c)

(a) Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)
The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(e)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.                                   30

NOTES TO FINANCIAL STATEMENTS                                                                   MARCH 31, 2013

Note 1. Organization

The Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies. The Merk Asian Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return that exceeds that of the S&P 500 Index, by investing in securities and instruments that create exposure to U.S. equities and currencies.  The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively.  The Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.  The Merk Currency Enhanced U.S. Equity Fund Investor Shares and Institutional Shares commenced operations on September 12, 2011.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

31

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2013, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of March 31, 2013, are disclosed in each Fund’s Schedule of Investments.

The volume of open currency positions may vary on a daily basis as each Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the year ended March 31, 2013, the Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency and the Merk Currency Enhanced U.S. Equity Fund entered into an aggregated total notional value of $4,029,930,899, $515,925,922, $4,920,199,945 and $610,033,015, respectively, of forward currency contracts.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

The Merk Hard Currency Fund and the Merk Currency Enhanced U.S. Equity Fund entered into a total notional amount of $20,449,250 and $356,870, respectively, on futures contracts during the year ended March 31, 2013.

Derivatives Transactions - Each Fund’s use of derivatives during the year ended March 31, 2013, was limited to forward currency contracts and/or futures. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

32

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Fund Contract Type/ Primary Risk Exposure
Merk Hard Currency Fund
Commodity Contracts
	Receivable-Variation Margin	$-	Payable- Variation Margin	$(28,750)
Forward Currency Contracts
	Unrealized gain on forward currency contracts	144,330	Unrealized loss on forward currency contracts	(689,673)
Merk Asian Currency Fund
Forward Currency Contracts
	Unrealized gain on forward currency contracts	152,058	Unrealized loss on forward currency contracts	(263,509)
Merk Absolute Return Currency Fund
Forward Currency Contracts
	Unrealized gain on forward currency contracts	1,667,622	Unrealized loss on forward currency contracts	(1,947,309)
Merk Currency Enhanced U.S. Equity Fund
Commodity Contracts
	Receivable-Variation Margin	300	Payable- Variation Margin	-
Forward Currency Contracts
	Unrealized gain on forward currency contracts	269,718	Unrealized loss on forward currency contracts	(316,866)

Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2013, by each Fund are recorded in the following locations on the Statement of Operations:

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Merk Hard Currency Fund
Commodity Contracts
	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	$(224,822)	$(1,350)
Forward Currency Contracts
	Net realized gain (loss) - - foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	5,811,100	(560,126)
Merk Asian Currency Fund
Forward Currency Contracts
	Net realized gain (loss) - - foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	1,053,389	(434,568)
Merk Absolute Return Currency Fund
Forward Currency Contracts
	Net realized gain (loss) - - foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	(21,191)	(421,459)
Merk Currency Enhanced U.S. Equity Fund
Commodity Contracts
	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	11,940	(2,575)
Forward Currency Contracts
	Net realized gain (loss) - - foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	34,364	(59,770)

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

33

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund at an annual rate of 1.00% of each Fund’s average daily net assets.  Pursuant to an investment advisory agreement and an operating services agreement, the Adviser receives an advisory fee and an operational services fee, at annual rates of 0.72% and 0.33%, respectively, on the Merk Currency Enhanced U.S. Equity Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund and the Operating Services Agreement for Merk Currency Enhanced U.S. Equity Fund, the Adviser is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the non 12b-1 shareholder servicing fees and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2013, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$107,712,453	$157,557,552
Merk Currency Enhanced U.S. Equity Fund	$739,991	$441,466

Note 5. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Merk Hard Currency Fund
2013	$-	$5,076,563	$5,076,563
2012	6,601,923	9,609,604	16,211,527
Merk Asian Currency Fund
2013	-	-	-
2012	1,122,326	-	1,122,326

34

	Ordinary Income	Long-Term Capital Gain	Total
Merk Absolute Return Currency Fund
2013	$-	$-	$-
2012	447,523	-	447,523
Merk Currency Enhanced U.S. Equity Fund
2013	25,887	14,135	40,022
2012	21,053	11,217	32,270

As of March 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Merk Hard Currency Fund	$3,670,311	$-	$2,307,349	$5,977,660
Merk Asian Currency Fund	-	(23)	(140,031)	(140,054)
Merk Absolute Return Currency Fund	-	-	(245,030)	(245,030)
Merk Currency Enhanced U.S. Equity Fund	-	(78)	511,274	511,196

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.

As of March 31, 2013, the Funds had the following available short term capital loss carry forwards that have no expiration date:

Merk Asian Currency Fund	$23
Merk Currency Enhanced U.S. Equity Fund	78

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2013. The following reclassifications were the result of currency gain/loss reclassification, grantor trust adjustments and net operating losses and has no impact on the net assets of each Fund.

Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in-Capital

Merk Hard Currency Fund	$14,435,913	$(3,639,842)	$(10,796,071)
Merk Asian Currency Fund	2,012,718	(1,089,985)	(922,733)
Merk Absolute Return Currency Fund	580,187	97,522	(677,709)
Merk Currency Enhanced U.S. Equity Fund	34,476	(34,362)	(114)

Note 6. Underlying Investments in Other Investment Companies

The Merk Currency Enhanced U. S. Equity Fund currently invests a portion of its assets in SPDR S&P 500 ETF Trust.  The Merk Currency Enhanced U.S. Equity Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Merk Currency Enhanced U.S. Equity Fund may be directly affected by the performance of the SPDR S&P 500 ETF Trust.  The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at the SPDR S&P 500 ETF Trust’s website www.spdrs.com or the Securties and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Merk Currency Enhanced U.S. Equity Fund’s financial statements.  As of March 31, 2013, the percentage of the Merk Currency Enhanced U.S. Equity Fund’s net assets invested in the SPDR S&P 500 ETF Trust was 97.1%.

Note 7. Recent Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

35

REPORT OF INDEPENDENT REGISTERED                                                            MARCH 31, 2013
PUBLIC ACCOUNTING FIRM

 To the Board of Trustees of Forum Funds
and the Shareholders of Merk Hard Currency Fund,
Merk Asian Currency Fund, Merk Absolute Return Currency Fund
and Merk Currency Enhanced U.S. Equity Fund

We have audited the accompanying statements of assets and liabilities of Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two year period then ended (the Merk Currency Enhanced U.S. Equity Fund commenced operations on September 12, 2011), and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity as of March 31, 2013, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two year period then ended, and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2013

36

ADDITIONAL INFORMATION (UNAUDITED)                                                               MARCH 31, 2013

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012, through March 31, 2013.

Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid	Annualized
	October 1, 2012	March 31, 2013	During Period*	Expense Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$987.80	$6.44	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$989.46	$5.21	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%
Merk Asian Currency Fund
Investor Shares
Actual	$1,000.00	$993.74	$6.46	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$995.84	$5.22	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%
Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$1,056.39	$6.66	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$1,057.34	$5.39	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%

Merk Currency Enhanced U.S. Equity Fund
Investor Shares
Actual	$1,000.00	$1,159.62	$7.00	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.54	1.30%
Institutional Shares
Actual	$1,000.00	$1,160.97	$5.66	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.70	$5.29	1.05%

*   Expenses are equal to the Fund’s annualized expense ratio mulipied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

37

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Merk Currency Enhanced U.S. Equity Fund designates 0.05% of its income distributions as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 36.40% of its income distributions as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	21	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	21	Trustee, Forum ETF Trust
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Trustee, Forum ETF Trust

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A

1   Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.
38

FOR MORE INFORMATION

INVESTMENT ADVISER
Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund's risks, objectives, fees and expenses, experience of its management and other information.

MERK | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ASIAN CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

MERK CURRENCY ENHANCED U.S. EQUITY FUND®

P.O. BOX 588
PORTLAND, ME 04112

208-ANR-0313

Payson Total Return Fund

ANNUAL REPORT // March 31, 2013

HM Payson

PAYSON TOTAL RETURN FUND
TABLE OF CONTENTS
MARCH 31, 2013

A Message to Our Shareholders	1
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Additional Information (Unaudited)	15

IMPORTANT INFORMATION

The views in this report were those of the Payson Total Return Fund’s (the “Fund”) adviser, H.M. Payson & Co. as of March 31, 2013, and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risks and to change. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include debt securities risk, exchange-traded risk, interest rate risk, credit risk, liquidity risk, inflation-indexed security risk, government securities risk and value investment risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

The Fund’s benchmark, the S&P 500® Index, is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

PAYSON TOTAL RETURN FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

Dear Payson Total Return Fund Shareholder,

The Payson Total Return Fund (the “Fund”) provided a total return of 4.94% for the fiscal year ended March 31, 2013, underperforming by 9.02% the S&P 500 Index (the “Index”), which had a total return of 13.96%. The Fund underperformed the Index over the trailing three year period, but outperformed the five year period that ended March 31, 2013. The Fund’s annualized three and five year returns were 9.81% and 6.30%, as compared to the Index’s three and five year annualized returns of 12.67% and 5.81%.

For a longer-term perspective, the Fund’s one-year, five-year and ten-year average annual total returns for the period ended March 31, 2013, were 4.94%, 6.30% and 6.95%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual gross operating expense ratio is 1.15%. For the most recent month end performance, please call (800) 805-8258. Total returns include reinvestment of dividends and capital gains. For some of the periods reported, some of the Fund’s fees were waived or expenses reimbursed, otherwise total return would have been lower.

The Fund, subject to limitations described in its registration statement, has the latitude to invest in a variety of asset classes and we continually analyze expected returns for these asset classes to determine how best to position the Fund. As has been the case for some time now, the Fund has been invested in stocks in both the U.S. and foreign markets as we expect returns for these asset classes likely to be healthier than those of the fixed income markets. This asset allocation choice worked to shareholders’ benefit as stock returns this past fiscal year were generally higher than most fixed income markets.

Our stock selection process includes pursuing companies that have the proven record and the propensity to generate above average and sustainable cash flows. Further, we evaluate how good management is at deploying that cash flow for the shareholders benefit. Deployment of cash can be in the form of reinvesting in the company to ensure future growth, acquiring new companies at attractive valuations, reducing debt on the balance sheet to lower the cost of capital and/or rewarding shareholders with dividends or stock repurchases. Lastly, we are mindful of the price we pay for the stocks of these companies, only paying a premium for growth when we are reasonably confident that growth is viable.

As was the case the prior fiscal year, stock prices declined in the spring only to recover and advance higher by the end of the fiscal year. Investors were encouraged by continued signs of a U.S. housing recovery as well as strong auto sales. Further confidence was gained on policies emanating out of Europe indicating Finance Ministers would fully support the Euro currency. Finally, with U.S. interest rates remaining at very low levels, companies continued to refinance their cost of debt thereby improving their overall financial condition. All these factors contributed to a positive environment for stocks and particularly those of companies leveraged to an upturn in the economy. Surprisingly, lingering fiscal issues and ongoing uncertainty regarding future capital gains rates and income tax rates did not hamper stock prices from advancing.

1

PAYSON TOTAL RETURN FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2013

Several factors led to the Fund’s relative underperformance to the S&P 500 this past fiscal year. Energy stocks, of which the Fund was, on average, overweight the sector as compared to the benchmark, lagged the overall market. As part of this energy exposure, the Fund has also invested in companies whose operation is centered around the mining and distribution of coal. These stocks have underperformed the market as investors remain concerned about the future demand for coal given the growing number of alternatives in the energy market.

Additionally, the Fund was overweight the Technology sector which underperformed this past fiscal year as many large-capitalized technology companies with operations focused on the personal computer (PC) industry struggle to produce earnings in the wake of waning demand. The investments by the Fund in this industry have much broader and deeper operations beyond PCs and produce significant cash flow. Further, these companies have shared this cash flow with shareholders with growing dividends and stock repurchases.

The best performing stocks for the fiscal year in the Fund’s portfolio included Sanofi ADR (+38%), McGraw Hill (+36%), ABB Ltd (+32%), and Berkshire Hathaway (+28%). The worst performing stocks for the fiscal year in the Fund’s portfolio included Pep Boys-Manny Moe and Jack (-38%), Intel Corp. (-25%), Apple Computer (-24%) and Hewlett Packard (-24%).  Returns shown are the full year total return if the stock was held for the full year in the Fund’s portfolio, or if the stock was held for less than the full year then the total return from the stock while held in the Fund’s portfolio is shown above.

Relative performance is a function of not only what a portfolio owns but also what it chooses not to own as compared to the benchmark. With interest rates nearing historically low levels the last several years and many investors seeking income, they have increasingly turned to higher income-yielding asset classes and to sectors that traditionally have had above average dividend yields. Specifically, the utility and telecommunication sectors, which were not represented in the Fund, benefitted from this trend this past fiscal year and outperformed the S&P 500. Not owning securities in these sectors contributed to the Fund’s underperformance. However, we see little value in these sectors given the criteria we seek in the companies we choose to invest.

We are disappointed in the relative results of the Fund this past fiscal year but remain confident in the investment philosophy and process that underline the management of the Fund. We believe our disciplined approach to stock selection with its focus on reasonably priced stocks of companies having generated high quality cash flows has the potential to benefit shareholders over the long term.

As always, we thank you for your continued investment in the Payson Total Return Fund and confidence in H.M. Payson & Co.

2

PAYSON TOTAL RETURN FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
MARCH 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Payson Total Return Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index (the "S&P 500"), over the ten past fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 805-8258. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 1.15%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

AFA
Shares	Security Description	Value

Common Stock - 96.1%,
Communications - 6.9%
23,073	Cisco Systems, Inc.	$482,456
55,882	John Wiley & Sons, Inc., Class A	2,177,163
56,200	Vodafone Group PLC, ADR	1,596,642

		4,256,261
Consumer Discretionary - 11.5%
36,200	Coach, Inc.	1,809,638
38,100	Hasbro, Inc.	1,674,114
31,515	Kohl's Corp.	1,453,787
21,700	McDonald's Corp.	2,163,273

		7,100,812
Consumer Staples - 13.7%
41,750	Merck & Co., Inc.	1,846,602
33,535	Molson Coors Brewing Co., Class B	1,640,868
23,020	PepsiCo, Inc.	1,821,112
25,000	Wal-Mart Stores, Inc.	1,870,750
31,060	Weight Watchers International, Inc.	1,307,937

		8,487,269
Energy - 11.4%
47,000	BP PLC, ADR	1,990,450
34,000	ConocoPhillips	2,043,400
75,000	Peabody Energy Corp.	1,586,250
37,600	The Williams Cos., Inc.	1,408,496

		7,028,596
Financial - 12.9%
34,700	Aflac, Inc.	1,805,094
54,700	American International Group, Inc. (a)	2,123,454
156,000	Bank of America Corp.	1,900,080
20,300	Berkshire Hathaway, Inc., Class B (a)	2,115,260

		7,943,888
Health Care - 9.7%
47,284	Abbott Laboratories	1,670,071
13,918	Johnson & Johnson	1,134,734
37,663	Sanofi-Aventis SA, ADR	1,923,826
32,700	Teva Pharmaceutical Industries, Ltd., ADR	1,297,536

		6,026,167
Industrials - 11.8%
31,215	General Dynamics Corp.	2,200,970
45,000	Iron Mountain, Inc.	1,633,950
28,300	Joy Global, Inc.	1,684,416
19,000	United Technologies Corp.	1,775,170

		7,294,506
Materials - 2.2%
165,200	Alpha Natural Resources, Inc. (a)	1,356,292

AFA
Shares	Security Description	Value

Technology - 13.4%
5,548	Apple, Inc.	$2,455,711
39,500	Harris Corp.	1,830,430
100,066	Intel Corp.	2,186,442
64,300	Microsoft Corp.	1,839,623

		8,312,206
Utilities - 2.6%
51,000	PPL Corp.	1,596,810

Total Common Stock (Cost $52,929,628)		59,402,807

Investment Companies - 3.1%
45,000	Vanguard FTSE Emerging Markets ETF (Cost $1,803,597)	1,930,050

Total Investments - 99.2% (Cost $54,733,225)*		$61,332,857
Other Assets & Liabilities, Net – 0.8%		519,413
Net Assets – 100.0%		$61,852,270

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is $54,748,935 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,523,223
Gross Unrealized Depreciation	(939,301)
Net Unrealized Appreciation	$6,583,922

See Notes to Financial Statements.                            4

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$61,332,857
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$61,332,857

The Level 1 value displayed in this table is Common Stock and Investment Companies. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2013.

PORTFOLIO HOLDINGS
% of Total Investments

Communications	6.9%
Consumer Discretionary	11.6%
Consumer Staples	13.8%
Energy	11.5%
Financial	13.0%
Health Care	9.8%
Industrials	11.9%
Materials	2.2%
Technology	13.6%
Utilities	2.6%
Investment Companies	3.1%

100.0%

AFA
See Notes to Financial Statements.                            5

PAYSON TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2013

ASSETS
Total investments, at value (Cost $54,733,225)	$61,332,857
Cash	578,507
Receivables:
Fund shares sold	10,000
Dividends and interest	95,245
Prepaid expenses	10,115
Total Assets	62,026,724

LIABILITIES
Payables:
Fund shares redeemed	1,176
Distributions payable	102,701
Accrued Liabilities:
Investment adviser fees	31,075
Trustees’ fees and expenses	30
Fund services fees	14,708
Other expenses	24,764
Total Liabilities	174,454

NET ASSETS	$61,852,270

COMPONENTS OF NET ASSETS
Paid-in capital	$52,014,747
Undistributed net investment income	224
Accumulated net realized gain	3,237,667
Net unrealized appreciation	6,599,632
NET ASSETS	$61,852,270
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,453,705
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.89

See Notes to Financial Statements.                            6

PAYSON TOTAL RETURN FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $13,277)	$1,429,873
Interest income	1,850
Total Investment Income	1,431,723

EXPENSES
Investment adviser fees	338,657
Fund services fees	176,251
Custodian fees	5,773
Registration fees	18,799
Professional fees	36,817
Trustees' fees and expenses	2,057
Miscellaneous expenses	24,070
Total Expenses	602,424
NET INVESTMENT INCOME	829,299

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	5,410,208
Net change in unrealized appreciation (depreciation) on investments	(3,217,704)
NET REALIZED AND UNREALIZED GAIN	2,192,504
INCREASE IN NET ASSETS FROM OPERATIONS	$3,021,803

See Notes to Financial Statements.                            7

PAYSON TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended March 31,
	2013	2012
OPERATIONS
Net investment income	$829,299	$692,226
Net realized gain	5,410,208	2,058,413
Net change in unrealized appreciation (depreciation)	(3,217,704)	2,766,131
Increase in Net Assets Resulting from Operations	3,021,803	5,516,770

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(830,782)	(673,881)
Net realized gain	(4,237,270)	(2,688,807)
Total Distributions to Shareholders	(5,068,052)	(3,362,688)

CAPITAL SHARE TRANSACTIONS
Sale of shares	10,602,365	8,734,645
Reinvestment of distributions	4,524,590	2,920,214
Redemption of shares	(5,971,274)	(6,051,356)
Increase in Net Assets from Capital Share Transactions	9,155,681	5,603,503
Increase in Net Assets	7,109,432	7,757,585

NET ASSETS
Beginning of Year	54,742,838	46,985,253
End of Year (Including line (a))	$61,852,270	$54,742,838

SHARE TRANSACTIONS
Sale of shares	764,225	645,702
Reinvestment of distributions	340,924	230,729
Redemption of shares	(434,000)	(449,955)
Increase in Shares	671,149	426,476

(a) Undistributed net investment income.	$224	$1,707

See Notes to Financial Statements.                            8

PAYSON TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended March 31,
2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning of Year	$14.47	$14.00	$12.48	$7.59	$12.48
INVESTMENT OPERATIONS
Net investment income (a)	0.20	0.20	0.13	0.09	0.10
Net realized and unrealized gain (loss)	0.45	1.25	1.52	4.87	(4.82)
Total from Investment Operations	0.65	1.45	1.65	4.96	(4.72)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.20)	(0.19)	(0.13)	(0.07)	(0.10)
Net realized gain	(1.03)	(0.79)	—	—	(0.07)
Total Distributions to Shareholders	(1.23)	(0.98)	(0.13)	(0.07)	(0.17)
NET ASSET VALUE, End of Year	$13.89	$14.47	$14.00	$12.48	$7.59
TOTAL RETURN	4.94%	11.35%	13.33%	65.44%	(38.05)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$61,852	$54,743	$46,985	$37,608	$16,011
Ratios to Average Net Assets:
Net investment income	1.47%	1.45%	1.08%	0.83%	0.94%
Net expense	1.07%	1.15%	1.28%	1.59%	1.77%
Gross expense	1.07%	1.15%	1.29	%(b)	1.61	%(b)	1.78	%(b)
PORTFOLIO TURNOVER RATE	103%	101%	72%	79%	109%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                            9

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ

10

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

11

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2013, were $62,046,125 and $57,429,462, respectively.

12

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

Note 5. Federal Income Tax and Investment Transactions

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

2013	2012

Ordinary Income	$1,614,931	$915,810
Long-Term Capital Gain	3,533,775	2,425,945
	$5,148,706	$3,341,755

As of March 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,059,634
Undistributed Long-Term Gain	2,296,668
Unrealized Appreciation	6,583,922
Other Temporary Differences	(102,701)
Total	$9,837,523

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 6. Recent Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Payson Total Return Fund

We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund (the “Fund”), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2013

14

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012, through March 31, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

15

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	October 1, 2012	March 31, 2013	Period*	Ratio*
Actual	$1,000.00	$1,048.32	$5.41	1.06%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.65	$5.34	1.06%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 53.77% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 58.99% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.09% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 43.56% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

16

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2013

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	21	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	21	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	21	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	21	Trustee, Forum ETF Trust
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	21	Director, Wintergreen Fund, Inc.; Trustee, Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

17

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

230-ANR-0313

HMPayson

800 805 8258 // hmpayson.com

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted         a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $191,500 in 2012 and $195,800 in 2013.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2012 and $0 in 2013.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $38,000 in 2012 and $38,000 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2012 and $0 in 2013.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2012 and $0 in 2013. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date        6/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date        6/4/13

By           /s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date        6/4/13